UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Soliciting Material under §240.14a-12

Jackson Financial Inc.

(Name of Registrant as Specified in Its Charter)

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JACKSON®

Proxy statement and notice of annual meeting of shareholders

2024

Letter From Our Independent Chairman
April 9, 2024

Dear fellow shareholders,
Jackson remained focused on its core strengths and capabilities, delivering another successful year for stakeholders. Benefiting from our disciplined approach, along with rising equity markets, and higher fixed income returns, we exceeded each of our 2023 key financial targets — risk-based capital (RBC) ratio, holding company fixed expenses, and capital return to common shareholders. In the third quarter we hit a milestone by returning more than $1 billion in capital to shareholders since becoming an independent, public company in September 2021. Underscoring the Company’s extraordinary performance, Jackson’s 2023 total shareholder return when compared to the other companies within the S&P Insurance Select Industry Index was in the 100th percentile. We maintain our position as a leading retirement services provider by executing on our strategy, understanding and respecting our associates and customers, and focusing on limiting risk while delivering value to shareholders.

Throughout 2023, our nine-member Board of Directors worked closely with the management team to moderate the impact of the cash surrender value floor on our RBC ratio and the statutory capital of our primary life insurance subsidiary Jackson National Life Insurance Company (“JNL”). We received regulatory approvals in late 2023 to establish and fund a captive reinsurer, Brooke Life Reinsurance Company (“Brooke Re”), a transaction we successfully executed in January 2024. This durable, long-term solution should allow for optimized hedging, stabilized capital generation and more predictable financial results going forward. Importantly, we expect Brooke Re to not only be self-sustaining, but capital generative over the long-term. JNL will also have a favorable profile going forward as we expect to see more stable and predictable capital generation. Immediately following the initial transaction, JNL had an RBC ratio well above our target and a strong future cash flow profile.
Growing free cash flow is critical as we seek strategic opportunities to reinvest in the growth of our business and maximize shareholder value over time. In addition to regular board and committee meetings throughout the year, the Board hosted a three-day strategy session at which executives from Jackson and third-party organizations shared in-depth analysis of the Company’s existing business operations and future opportunities. We agreed with the executive management team on a strategic framework that is focused on capturing organic and inorganic opportunities that provide sustainable growth and earnings diversification while further leveraging our core strengths and capabilities. When evaluating opportunities that may arise, we will remain focused on deploying capital to its highest and best use. When we have opportunities that exceed our cost of equity, we will pursue them. When the opportunities do not, we will return excess capital to shareholders. Jackson is committed to expanding its role as a leading retirement solutions provider and helping Americans achieve financial freedom for life.
Our ability to generate capital enabled us to return $464 million to common shareholders in 2023 through $209 million in dividends and $255 million in share repurchases. The establishment of Brooke Re, along with our healthy and profitable book of business, gives us confidence in our ability to meet our 2024 capital return target of $550-$650 million, a more than 22% increase over the prior year range. In February 2024, we raised our first quarter dividend to $0.70 per common share, a 13% increase over the prior year level and a 40% increase since our initial dividend as an independent public company in the fourth quarter of 2021. We have also been opportunistic with share buybacks, repurchasing a cumulative total of more than 21% of common shares outstanding at separation at an average price of $37.60 per common share. We maintained $301 million in share repurchase authorization at the start of 2024.
In 2023, we continued our focus on engaging with you, our shareholders. Our investor relations team led more than 40 meetings with shareholders representing approximately 30% of our shares outstanding and nearly half of our top 10 shareholders. I enjoyed engaging with many of you over the course of the year and appreciate your willingness to share your perspectives and key priorities. I can assure you that the Board takes your views into account as we perform our oversight function. I also hope these conversations helped further our investors’ understanding of Jackson’s value proposition within the industry and to its shareholders.
2024 PROXY STATEMENT

In March of 2023, in part as a result of engagement with our shareholders, the Compensation Committee approved updates to the Company’s executive compensation program to maintain its pay-for-performance focus and further support shareholder alignment. The 2023 long-term incentive program was updated to include a relative total shareholder return modifier to performance share unit awards. In addition, the 2023 short-term incentive program included a metric specific to controllable costs and increased the weighting for pretax adjusted operating earnings.
The Company’s human capital management strategy is rooted in our core values of Empower, Execute, Respect, and Create. Diversity of thought is prioritized in the meaningful ways Jackson’s cross-functional teams collaborate to evolve our products to meet market needs, integrate data and technology to enhance distribution relationships, deliver award- winning customer service and provide leadership within the insured retirement industry. Efforts to attract and retain a best-in-class workforce are centered around the vast opportunities for professional growth and development Jackson offers as well as our commitment to giving back to the communities where our associates live and work. Highlights of our progress on corporate responsibility initiatives are included within these proxy materials and more comprehensive details will be shared when our 2023 Corporate Responsibility Report is published in May.
On behalf of the Board of Directors, I look forward to engaging with you in the months ahead and encourage your participation at our annual meeting of shareholders on May 23, 2024.
Thank you for your support and confidence in Jackson.
Steven A. Kandarian
Independent Chair of the Board of Directors
Jackson Financial Inc.
2024 PROXY STATEMENT

Notice of 2024 Annual Meeting of Shareholders
Date, Time, and Place:	Record Date:
May 23, 2024 10:00 A.M. Eastern Daylight Time (“EDT”) 1 Corporate Way Lansing, Michigan 48951 517-381-5500	March 25, 2024
Items of Business and Board Voting Recommendation:
1.	Election of nine Directors to serve a one-year term	FOR (each of the nominees)
2.	Ratification of the Appointment of KPMG LLP as Jackson Financial Inc.’s independent auditor for 2024	FOR
3.	Advisory Vote to approve executive compensation	FOR
4.	Adopt the Fourth Amended and Restated Certificate of Incorporation to update the exculpation provision and make ministerial changes to the Certificate	FOR
And such other business as may properly come before the Annual Meeting and any postponements and adjournments thereof. As of the date of this proxy statement, we have not received notice of any such matters.
Please cast your votes by one of the following methods:
INTERNET	TELEPHONE	MAIL

www.proxyvote.com up until 11:59 p.m. EDT May 22, 2024	1-800-690-6903 up until 11:59 p.m. EDT on May 22, 2024	Mark, sign, and date your proxy card and return it at least one week before the annual meeting in the pre-addressed, postage-paid envelope we provided
For specific instructions on voting, please refer to “Questions and Answers-Voting Information.”
Attendance at the Annual Meeting of Shareholders
Your vote is important to us. Even if you plan to attend the annual meeting, we urge you to vote as soon as possible. You may vote your shares in person, over the Internet or via a toll-free telephone number. If you received a paper copy of a proxy or voting instruction card by mail, you also may submit your proxy or voting instruction card at least one week before the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided.
By order of the Board of Directors.
Andrea Goodrich
Senior Vice President, Corporate Secretary
2024 PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 23, 2024
This Notice of Annual Meeting, Proxy Statement and Form of Proxy, and our 2023 Annual Report on Form 10-K are available under Financials in the investor relations section of our website at investors.jackson.com/financials/sec-filings and may be obtained free of charge upon written request to the Corporate Secretary at Jackson’s headquarters, 1 Corporate Way, Lansing, Michigan 48951.
2024 PROXY STATEMENT

1	Proxy Statement Summary
2 The Jackson Difference
4 Our Director Nominees
5 Corporate Governance Practices
5 Shareholder Engagement Highlights
6 Executive Compensation
6 2023 Pay Mix
7 Our Corporate Responsibility: We Stand for Positive Change
9	Proposal 1 — Election of Directors
11	Our Director Nominees
22	Corporate Governance
22 Areas of Focus for the Board
23	Corporate Governance Highlights
23	Building our Board of Directors
23 Director Criteria and Nominating Process
23 Director Qualifications and Diversity
24 Director Independence
24 Director Nominee Selection Process
25	Annual Election of Directors
25 Board Refreshment, Outside Commitments, Ongoing Education, and Assessment
25 Outside Commitments
26 Mandatory Retirement Age
26 Director Continuing Education
26 Board and Committee Annual Evaluations
27	Leadership Structure and Board Oversight
27 Independent Chair
27 Responsibilities of the Independent Chair
27 Board Oversight
27 Selected Areas of Board Oversight
27 Board Oversight of Strategy
28 Board Oversight of Talent, Succession Planning and other Human Capital Matters
28 Board Oversight of Risk
29 Selected Areas of Committee Oversight of Risk
30 Board Oversight of Corporate Responsibility
31	Board and Committee Meetings and Committee Responsibilities
31 Board and Committee Meetings
31 Attendance
31 Committee Structure and Composition
31	Our Board Committees
33	Engagement
33 Active Shareholder Engagement Informs Our Board
33 Shareholder Engagement
33 2023 Shareholder Engagement Program by the Numbers
33 2023 Fall Shareholder Engagement Spotlight
34 Communication with the Board
35	Non-Employee Director Compensation
35 2023 Annual Director Compensation
2024 PROXY STATEMENT

Table of Contents (continued)
36 Board Chair Compensation
36 2023 Director Compensation Table
37 Directors’ Stock Ownership Guidelines
37 Director’s Matching Gift Program
38	Security Ownership
38 Security Ownership of Certain Beneficial Owners
39 Security Ownership of Directors and Management
40	Proposal 2 — Ratification of Independent Auditor
41 Pre-Approval Policy for Audit and Non-Audit Services
41 Audit Fees, Audit-Related Fees and All Other Fees
42 Report of the Audit Committee
43	Proposal 3 — Say-on-Pay
44	Compensation Discussion and Analysis
44 Executive Summary
45 Compensation Philosophy
46 Our Compensation and Governance Practices
47 Compensation Peer Group
48 Elements of our Executive Compensation Program
48 What’s New with our 2023 Compensation Program
57 Report of the Compensation Committee
58	Executive Compensation Tables
58 Summary Compensation Table
60 Grants of Plan-Based Awards for Fiscal Year 2023
62 Outstanding Equity Awards at Fiscal Year End 2023
64 Option Exercises and Stock Vested
64 Fiscal Year 2023 Nonqualified Deferred Compensation Plan
65 Potential Payments Upon Termination or Change in Control
69	CEO Pay Ratio
69 Median Employee Identification Process
69 Calculation of the Pay Ratio
70	Pay vs. Performance
74	Proposal 4 — Update Our Exculpation Provision
75	Transparency
75 Governance Documents
75 Political Activity
75 Code of Conduct and Business Ethics / Code of Financial Ethics
75 Hedging and Pledging Prohibition
75 Director Independence Analysis
76 Certain Relationships and Related Persons Transactions
78 Delinquent Section 16(a) Reports
79	Questions and Answers
82	Information not Incorporated into this Proxy Statement
A-1	Appendix A — Definitions and Non-GAAP Financial Measures
B-1	Appendix B — Fourth Amended and Restated Certificate of Incorporation
2024 PROXY STATEMENT

Forward Looking Statements and Non-GAAP Financial Measures
This proxy statement may contain “forward-looking statements,” which generally may be identified by the use of words such as “anticipate,” “estimate,” “believe,” “expect,” “could,” “forecast,” “may,” “intend,” “plan,” “predict,” “project,” “will,” or “would,” and similar words and phrases. Forward-looking statements should not be read as guarantees of future performance, are subject to assumptions, and are inherently susceptible to risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those statements. Our 2023 Annual Report on Form 10-K and other reports we file with the U.S. Securities and Exchange Commission, which are also available in the investor relations section of our website at investors.jackson.com/financials/sec-filings, include additional factors that could cause actual results and outcomes to differ materially from those reflected in those forward-looking statements. There can be no assurance that management’s expectations, beliefs, projections or targets will be achieved or accomplished. Any forward-looking statements reflect our views and assumptions as of the date of this proxy statement, and we disclaim any obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required by law.
Certain financial data included in this proxy statement consists of non-GAAP (Generally Accepted Accounting Principles) financial measures. A reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures can be found in the “Definitions and Non-GAAP Financial Measures” Appendix of this proxy statement.
Certain financial data included in this proxy statement consists of statutory accounting principles financial measures. These measures are included in or derived from Jackson National Life Insurance Company’s annual and/or quarterly statements filed with the Michigan Department of Insurance and Financial Services and available on our website at investors.jackson.com/financials/statutory-filings.
2024 PROXY STATEMENT

Proxy Statement
This proxy statement contains information about the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Jackson Financial Inc. (the “Company”, “Jackson”, “JFI”, “we”, and “our”). The Company is providing proxy materials to solicit proxies on behalf of Jackson’s Board of Directors (the “Board of Directors” or the “Board”). We are sending certain shareholders a Notice of Internet Availability of Proxy Materials (“Notice”) on or about April 9, 2024. The Notice includes instructions on how to access the proxy statement, the 2023 Annual Report to Shareholders, and a Letter to Shareholders online. Shareholders who have previously requested a printed or electronic copy of the proxy materials will continue to receive such a copy of the proxy materials, which will be sent on or about April 9, 2024. See the “Question and Answers” section of this proxy statement for additional information.
2024 PROXY STATEMENT

Proxy Statement Summary
Proxy Statement Summary
This proxy statement summary is intended to provide a broad overview of information contained elsewhere in this proxy statement and our 2023 Annual Report to Shareholders (“Annual Report”) and does not contain all the information you should consider when casting your vote. Please carefully review the entire proxy statement and Annual Report before voting.
2024 Annual Meeting of Shareholders:
Date, Time, and Place:	Record Date:
May 23, 2024 10:00 A.M. EDT 1 Corporate Way Lansing, Michigan 48951 517-381-5500	March 25, 2024
Meeting Agenda and Voting Matters
Proposal		Board’s Voting Recommendation
1.	Election of nine Directors to serve a one-year term	FOR (each of the nominees)
2.	Ratification of the Appointment of KPMG LLP as Jackson Financial Inc.’s independent auditor for 2024	FOR
3.	Advisory Vote to approve executive compensation	FOR
4.	Adopt the Fourth Amended and Restated Certificate of Incorporation to update the exculpation provision and make ministerial changes to the Certificate	FOR
And such other business as may properly come before the Annual Meeting and any postponements and adjournments thereof. As of the date of this proxy statement, we have not received notice of any such matters.

2024 PROXY STATEMENT	1

Proxy Statement Summary
The Jackson Difference
We Are a Leading U.S. Retirement Services Provider

Jackson is a leading U.S. retirement services provider committed to reducing the complexity of retirement planning. Our range of nationwide commission and advisory-based annuities has made us one of the largest retail annuity companies in the United States as determined by sales. Founded in 1961, Jackson became an independent, public company in September 2021 upon our separation from Prudential plc and listing on the New York Stock Exchange. We have been included on the Fortune 500 since 2022 and in 2023 were one of 52 companies on the list led by a female chief executive officer.

We Are Guided by Our Purpose and Values
Jackson is committed to helping people achieve financial freedom so they can live the lives they want. Our corporate values of Empower, Execute, Respect, and Create guide our employee practices and decisions to build on our strong legacy.
We Are Primed for Sustainable Growth
As demand for new sources of retirement income increases and an aging U.S. population transitions into retirement, the core strengths that will enable us to maintain and grow our market leadership include:
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Differentiated products and well-known brand among advisors

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Industry-leading, diverse, and proven distribution capabilities

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Award-winning customer service and scalable operating platform

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High-quality investment management

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Attractive financial profile with a strong risk-management culture

2	2024 PROXY STATEMENT

Proxy Statement Summary
We Achieved Our Key Financial Targets and Maintain a Healthy Balance Sheet
Jackson remained focused on its core strengths and capabilities in 2023, delivering another successful year for our stakeholders and marking our third consecutive year to achieve each of our key financial targets. Our enhanced RILA suite experienced considerable year over year sales growth, and we ended the year with a strong statutory capital position along with robust levels of excess cash at the holding company. In January 2024, we established and funded Brooke Life Reinsurance Company (“Brooke Re”), a captive reinsurer that should allow for economic hedging, stabilized capital generation and more predictable financial results going forward. This arrangement, along with our healthy and profitable book of business, gives us confidence in our continuing commitment to returning capital to shareholders.
2023 Key Financial Targets
Other Financial Highlights
YEAR ENDED DECEMBER 31
2023
(in millions)
Net income (loss) attributable to common shareholders	$899
Pretax Adjusted Operating Earnings(1)	$1,165
Return on Equity (“ROE”) attributable to common shareholders	10.3%
Adjusted Operating ROE attributable to common shareholders(1)	10.6%

(1)
Please refer to Appendix A for an explanation of “Pretax Adjusted Operating Earnings,” “Adjusted Operating ROE” and a reconciliation of non-GAAP financial measures to our results as reported under U.S. GAAP.

Building a Track Record of Consistent Capital Return
2024 PROXY STATEMENT	3

Proxy Statement Summary
Our Director Nominees
The Company has nominated highly qualified, independent leaders to serve on its Board of Directors. Our director nominees bring a diversity of attributes, skills, experiences, and backgrounds to our Board, combining to create an effective Board focused on the long-term goals and needs of the Company’s shareholders and other stakeholders.
We ask you to vote FOR all the director nominees listed in Proposal 1 — Election of Directors below.
All current directors attended at least 75% of the Board and committee meetings on which he or she sits. Detailed information regarding these individuals is set forth in this proxy statement summary and under Proposal 1. The Nominating and Governance Committee and the Board believe that the nominees provide the relevant and comprehensive experience, qualifications, attributes, skills, and backgrounds that, in light of Jackson’s business, structure, and challenges, are needed to provide highly effective oversight of the Company’s business, risks, and current and long- term strategic needs.
4	2024 PROXY STATEMENT

Proxy Statement Summary
Corporate Governance Practices
Jackson’s governance framework is a set of principles, guidelines and practices that support our values and long-term value creation for our shareholders. Our Board ensures that Jackson maintains its robust governance framework and strong ethical culture as we continue our journey as a standalone public company. We regularly review, update, and enhance our corporate governance practices and compliance and training programs, as appropriate, in light of shareholder interests, changes in applicable laws, regulations and stock exchange requirements, and the evolving needs of our business. Our corporate governance highlights include:
Independent Board Oversight	Board Refreshment & Other Practices	Shareholder Accountability

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Independent Chair

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All directors except CEO are independent

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Fully independent Board committees, each with substantial oversight of company risks and ESG matters

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Independent directors meet in executive sessions at each regular Board Meeting

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Board participation in oversight of strategic planning

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Commitment to actively seek highly qualified women and individuals from underrepresented communities as potential nominees

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Annual Board and committee evaluations

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Director orientation and continuing education

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Mandatory retirement age

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Limits on Board member service on other public company boards

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Annual election of directors by majority vote in uncontested elections with director resignation policy

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One vote per share

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Shareholder right to call special meetings

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No poison pill or shareholder rights plan

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Directors and executive officers are:

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prohibited from hedging and pledging of Company stock;

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prohibited from receiving loans from the Company; and

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subject to robust stock ownership guidelines for directors and senior executives

The Board recognizes that governance is an evolving process and has established the Company’s Corporate Governance Guidelines to provide the Board with a general framework in fulfilling its duties and responsibilities. Each year, the Board reviews, and updates, as appropriate, the Corporate Governance Guidelines to address emerging needs and practices. Of note, in 2023, the Board approved changes to the Corporate Governance Guidelines to include language relating to a periodic review of a director’s outside board service and employment commitments as a part of the Board’s overboarding policy and oversight responsibilities.
The Corporate Governance Guidelines are available under Governance in the investor relations section of our website at investors.jackson.com/governance.
Shareholder Engagement Highlights
During 2023, Jackson held over 40 meetings with shareholders representing approximately 30% of the shares outstanding and nearly half of its top 10 shareholders. In its 2023 fall shareholder engagement, the Company extended 13 invitations to governance teams of our larger shareholders to meet and held four virtual meetings with these teams. Our independent Board Chair and executives engaged in discussions with shareholders throughout the year to better understand and appreciate their perspectives on a variety of topics, including Company performance and strategy, corporate governance, executive compensation, and environmental, social, and governance topics. These engagement efforts and any shareholder feedback received is shared with the full Board at each regular board meeting. We intend to continue an open dialogue with shareholders through our regular outreach program in 2024 and beyond.
2024 PROXY STATEMENT	5

Proxy Statement Summary
Executive Compensation
Key objectives of our executive compensation program are the following:
Pay for Performance A significant portion of compensation is at-risk and assessed based on preset goals that are aligned with our long-term strategy and drive increases in shareholder value	Provide Competitive Target Total Direct Compensation Our compensation enables us to attract, motivate, and retain high-performing executives
Executives’ Interests Aligned with Shareholder Interests A significant portion of our NEOs’ total direct compensation is delivered in the form of stock-based incentives	Encourage Long-Term Decision-Making Our incentive compensation program consists of multi- year overlapping performance or restriction periods
Reinforce Strong Risk Management We incentivize actions that create sustainable shareholder value and minimize excessive risk-taking	Maintain Strong Governance Our strong governance includes rigorous plan design, goal setting, risk mitigation, and benchmarking
2023 Pay Mix
What’s new with our 2023 compensation program. Along with other enhancements described in detail in the “Compensation Discussion and Analysis” section, we included a relative total shareholder return metric in the 2023 long-term incentive program to further support the alignment of our executives’ interests with shareholders’ interests.
We ask you to vote FOR the Advisory Vote to approve the compensation of the Named Executive Officers described in Proposal 3 — Say-on-Pay below. Our NEOs include our president and chief executive officer (“CEO”), chief financial officer (“CFO”), and the three additional most highly paid, currently employed executive officers as listed in the Summary Compensation Table in the “Compensation Discussion and Analysis” section.
6	2024 PROXY STATEMENT

Proxy Statement Summary
Our Corporate Responsibility:
We Stand for Positive Change
Making choices for the future is an opportunity we take seriously. Our corporate responsibility, including our sustainability and environmental, social, and governance (“ESG”) efforts, reflects our commitment to a more confident future for all. Jackson’s strategy includes a balanced, long-term approach to serving our stakeholders, including customers, advisors, distribution partners, associates, the communities where we live and work, regulators, and shareholders.
Board Oversight of Corporate Responsibility
The Company integrates our various corporate responsibility initiatives into its strategy and daily operations at each level of its business. This begins with direct oversight by the Nominating and Governance Committee, which reviews the Company’s programs and reporting on environmental, sustainability, governance, human capital, and diversity and inclusion matters. See our summary oversight table in the “Board Oversight of Corporate Responsibility” section of this proxy statement.
2024 PROXY STATEMENT	7

Proxy Statement Summary
Reporting
The Company annually issues a report on these matters. Our 2022 report can be found at jackson.com/the-jackson- difference/environmental-social-governance. The information on this webpage is not incorporated by reference in, and does not form a part of, this proxy statement or any other SEC filing. The Company intends to publish the 2023 Corporate Responsibility report in or around May 2024.
Valuing the People We Employ and the Communities We Serve
Our strength lies in the people we employ and communities we serve. Jackson’s workplace culture is designed to offer significant career opportunities, competitive merit-based compensation, inclusive practices, world-class facilities, and the ability to work for a purpose-driven organization. We believe our collaborative and inclusive culture is one of our greatest strengths and is a significant factor in our ability to continue to be an industry leader. As of December 31, 2023, within Jackson’s workforce, approximately 46% of our associates are women and approximately 19% of our associates are racially diverse. In leadership, more than 50% of Jackson’s executive committee is gender or racially diverse. We are committed to workforce development and in 2023, 99% of associates did mandatory training, including fraud protection training, and 88% of associates did self-directed, professional development training, totaling over 119,000 hours of training across the Company.
We demonstrate our commitment to corporate social responsibility through our corporate giving programs, which support nonprofits that strengthen families and create economic opportunities, ultimately improving the financial wellness of our entire community. The Company’s philanthropic efforts are multiplied by the generous giving of our associates through both local and national-level corporate giving programs.
Safeguarding Your Trust in Us
Information Security & Privacy for Customers. Jackson is devoted to upholding the highest standards for information security and data privacy programs through disciplined governance and risk management practices. Our Chief Information Security Officer (“CISO”) is a member of the senior leadership team and provides regular updates to the Board and our Finance and Risk Committee on cybersecurity risks facing the organization, including the progress of our ongoing information security and privacy programs. Our Information Security Policy is regularly updated to align with multiple industry standards and our Privacy Policy is also regularly reviewed and updated.
Investing Responsibly. We recognize the indirect impact our investment portfolio can have on the environment and society. Our investment advisory teams at PPM and JNAM consider ESG factors in their respective investment processes to align with our shared values across the Company.
8	2024 PROXY STATEMENT

Proposal 1 — Election of Directors
Proposal 1 — Election of Directors
Your Board recommends a vote FOR each of the Director nominees
The Company’s success and long-term value benefit from the judgment, skills, and experiences of its directors. The Board considers nominees who have demonstrated integrity and accomplishment in their business and professional careers and who possess the necessary experience and background to contribute to the Board and Jackson. In addition, the nominees engage in continuing education and other programs to remain current in their particular areas of expertise, to further their understanding of corporate governance, and to gain knowledge in other matters relevant to Jackson.
The Board nominees consist of highly qualified leaders with significant accomplishments in their respective fields. All Board nominees have a breadth of executive leadership experience. In these positions, they have developed extensive and wide-ranging management experience, including strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development. The Board believes each of the current nominees qualifies for service on the Board of Directors. The Board and the Nominating and Governance Committee further believe the skills, qualities, attributes, and experiences of our directors provide us with business acumen and a diverse range of perspectives to effectively address Jackson’s evolving needs and represent the best interests of Jackson’s shareholders.
Pursuant to our Amended and Restated By-Laws, each nominee for election in an uncontested election is elected by the affirmative vote of the majority of votes cast, which means that the votes cast “for” a nominee’s election must exceed the votes cast “against” such nominee’s election. As required by our Corporate Governance Guidelines, each nominee has tendered his or her irrevocable resignation to the Board that will be effective upon (i) the director receiving a greater number of votes “against” his or her election than votes “for” such election, and (ii) the Board’s acceptance of such resignation. Abstentions are not considered votes cast and will have no effect on the proposal. Broker non-votes will not affect the outcome of the vote.
2024 PROXY STATEMENT	9

Proposal 1 — Election of Directors
To assist with candidate assessment, the Nominating and Governance Committee utilizes a matrix, which is reviewed annually, of the relevant skills and experiences that evolve with the Company’s business and strategy. With this in mind, the Board, led by the Nominating and Governance Committee chair, identified the following skills and experiences as most relevant for the Company’s Board at this time.
Our nine Board members self-identify their skills and qualifications and, as a whole, reflect a balanced and qualified Board, as indicated below.
10	2024 PROXY STATEMENT

Our Director Nominees
Our Director Nominees
NAME	INDEPENDENT	GENDER/ETHNIC DIVERSITY	AGE	COMMITTEE MEMBERSHIPS AND LEADERSHIP POSITIONS
Lily Fu Claffee Director since 2021			54	Audit Nominating and Governance
Gregory T. Durant Director since 2021			65	Audit (Chair) Compensation
Steven A. Kandarian Director since 2021			72	Board Chair Compensation Nominating and Governance (Chair)
Derek G. Kirkland Director since 2021			66	Audit Finance and Risk
Drew E. Lawton Director since 2021			65	Compensation Finance and Risk
Martin J. Lippert Director since 2021			64	Finance and Risk Nominating and Governance
Russell G. Noles Director since 2021			65	Audit Finance and Risk (Chair)
Laura L. Prieskorn Director since 2021			56	N/A
Esta E. Stecher Director since 2021			66	Compensation (Chair) Nominating and Governance
2024 PROXY STATEMENT	11

Our Director Nominees
Lily Fu Claffee Independent Director Age: 54 Director Since 2021 Jackson Board Committees Audit Committee Nominating and Governance Committee
Qualifications and Expertise Provided to the Board
Ms. Claffee’s extensive financial and regulatory expertise in the public and private sectors provides a valuable resource for the Board. Her federal government experience and legal expertise enables the Board to better understand how to navigate the ever-changing regulatory environment in which the Company operates. Ms. Claffee’s current responsibilities at OneMain Financial include overseeing the company’s legal team, as well as corporate governance, compliance, information security, internal audit, corporate communications, government relations, and corporate responsibility.
Experience
OneMain Financial
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Executive Vice President and Chief Legal Officer (2021 to present)

Fox Corporation
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Executive Vice President, General Counsel and Head of Compliance of Fox News Media, a news organization owned by Fox Corporation (2018 to 2021)

Chamber of Commerce of the United States
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Chief Legal Officer and Corporate Secretary (2010 to 2018)

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Executive Vice President, U.S. Chamber Litigation Center (2012 to 2018)

Jones Day
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Partner, Government Regulation (2009 to 2010)

U.S. Department of Commerce
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General Counsel (2008 to 2009)

U.S. Department of Treasury
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Deputy General Counsel (2006 to 2008)

U.S. Department of Justice
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Deputy Associate Attorney General (2005 to 2006)

Mayer Brown LLP
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Partner, Litigation & Antitrust (1994 to 2005)

Other
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Executive Education, Columbia Business School, Finance & Accounting for the Nonfinancial Executive (2023)

Education
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J. D., University of Minnesota Law School

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B.A., English Literature and Philosophy, University of Wisconsin — Madison

Attributes and Skills
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Executive Leadership

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Audit and Financial Expertise

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Corporate Governance

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Finance and Investments

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Human Capital Management

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Insurance / Financial Services

•
Legal, Compliance and Risk Management

•
Technology and Cybersecurity

12	2024 PROXY STATEMENT

Our Director Nominees
Gregory T. Durant Independent Director Age: 65 Director Since 2021 Jackson Board Committees Audit Committee (Chair) Compensation Committee
Qualifications and Expertise Provided to the Board
Mr. Durant’s experience as senior executive of a global professional services firm with oversight responsibilities of policy and government relations efforts enhances the Board’s ability to monitor and oversee financial accounting, public policy and human capital management risks.
Experience
Deloitte LLP
•
Vice Chairman (2019 to 2021)

•
Deputy Chief Executive Officer (2015 to 2019)

•
National Managing Partner, Clients and Industries (2011 to 2013)

Other Boards
Private Companies
•
Deloitte LLP, Director (2005 to 2011)

•
Deloitte Touche Tohmatsu (2006 to 2008)

•
Carnegie Hall Board of Trustees, Trustee and member of its Finance & Operations Committee and Audit Committee (2012 to present)

•
University of Chicago Booth School of Business, Dean’s Advisory Council (2011 to 2020)

•
A Better Chance, Vice Chair (2010 to 2020)

Education
•
M.B.A., University of Chicago Booth School of Business

•
B.B.A. in Accounting, Western Michigan University

•
CPA, member of the American Institute of Certified Public Accountants

Attributes and Skills
•
Executive Leadership

•
Audit and Financial Expertise

•
Business Operations and Strategic Planning

•
Corporate Governance

•
Finance and Investments

•
Human Capital Management

•
Insurance / Financial Services

2024 PROXY STATEMENT	13

Our Director Nominees
Steven A. Kandarian Independent Chair of the Board Age: 72 Director Since 2021 Jackson Board Committees Compensation Committee Nominating and Governance Committee (Chair)
Qualifications and Expertise Provided to the Board
Mr. Kandarian has nearly two decades of senior executive leadership experience in the insurance and annuity industries, including managing the risks associated with large investment portfolios through various economic cycles. This experience allows him to effectively oversee management’s execution of the strategic plan and effectively monitor their operational and long-term investment decisions.
Experience
MetLife, Inc.
•
President and CEO (2011 until retirement in 2019)

•
Chair (2012 until retirement in 2019)

•
Chief Investment Officer (2005 to 2011)

Pension Benefit Guaranty Corporation
•
Executive Director (2001 to 2004)

Other Boards
Public Company Boards
•
ExxonMobil Corporation, Director (2018 to present), Compensation Committee member, Board Affairs Committee member

•
AECOM, Independent Lead Director (2019 to 2021), Compensation Committee Chair, Audit Committee member

•
MetLife, Inc., Director (2011 to 2019), Chair (2012 to 2019)

Other
•
Neuberger Berman, Director (2015 to present)

•
Damon Runyon Cancer Research Foundation, Director (2011 to present)

•
The University of California, Berkeley, School of Law Executive Education, ESG: Navigating the Board’s Role Certificate, Recipient (2022)

•
The Business Council, Member (2012 to present)

•
The Business Roundtable, Member (2011 to 2019)

•
Partnership for New York City, Director (2013 to 2019)

•
Institute of International Finance, Director (2014 to 2018), Insurance Regulatory Committee Chair (2015 to 2018)

•
Lincoln Center for the Performing Arts, Director (2012 to 2018)

•
Financial Services Forum, Member (2011 to 2016)

•
American Council of Life Insurers, Director (2012, 2013, 2015)

•
Economic Club of New York, Member (2012 to 2013)

Education
•
M.B.A., Harvard Business School

•
J. D., Georgetown University Law Center

•
B.A. in Economics, Clark University

Attributes and Skills
•
Executive Leadership

•
Audit and Financial Expertise

•
Business Operations and Strategic Planning

•
Corporate Governance

•
Finance and Investments

•
Human Capital Management

•
Insurance / Financial Services

•
Legal, Compliance and Risk Management

•
Marketing and Communications

14	2024 PROXY STATEMENT

Our Director Nominees
Derek G. Kirkland Independent Director Age: 66 Director Since 2021 Jackson Board Committees Audit Committee Finance and Risk Committee
Qualifications and Expertise Provided to the Board
Mr. Kirkland’s experience as a senior investment banking executive focused primarily on the insurance sector helps the Board oversee the Company’s capital allocation philosophy, strategy and execution. His deep experience in M&A and knowledge of capital markets and equity valuation in the insurance sector also enable him to contribute to Board oversight of the Company’s long-term strategy.
Experience
Morgan Stanley
•
For over 30 years, Mr. Kirkland held several management positions, serving as Vice Chair of Investment Banking, Managing Director or Advisory Director, each at various times for 15 years until retiring in April 2020. Prior to that he served in a series of roles of increased responsibility.

Harvard University
•
Senior Fellow at the Mossavar-Rahmani Center for Business and Government, Harvard University John F. Kennedy School of Government (2015 to 2016)

Other Boards
•
Third Way, Trustee (2006 to present)

Education
•
Master’s in Public Policy, John F. Kennedy School of Government at Harvard University

•
A.B in History, Princeton University

Attributes and Skills
•
Executive Leadership

•
Audit and Financial Expertise

•
Business Operations and Strategic Planning

•
Corporate Governance

•
Finance and Investments

•
Human Capital Management

•
Insurance / Financial Services

•
Legal, Compliance and Risk Management

2024 PROXY STATEMENT	15

Our Director Nominees
Drew E. Lawton Independent Director Age: 65 Director Since 2021 Jackson Board Committees Compensation Committee Finance and Risk Committee
Qualifications and Expertise Provided to the Board
Mr. Lawton’s executive leadership experience at large global insurance firms provides the Board with valuable industry perspective. His expertise in annuity products, financial risk and investment management enables him to contribute to Board oversight of the Company’s investment, capital market and human capital management risks.
Experience
New York Life Investment Management
•
Chief Executive Officer (2014 until retirement in 2015)

•
Senior Managing Director, Retail Annuities, Retirement Solutions and Traditional Investments (2010 to 2015)

Fidelity Investments
•
President and CEO, Pyramis Global Advisors Trust Company, f/k/a Fidelity Management Trust Company (2002 to 2008)

•
Senior Vice President, Investment Services (1997 to 2002)

Aetna Life & Casualty
•
Chief Marketing Officer, Aeltus Investment Management (1995 to 1997)

•
Head, 401k Marketing (1993 to 1995)

•
Equity Investments Product Manager (1991 to 1995)

Other
•
Adjunct professor, University of North Texas (2021 to present)

Other Boards
•
Board of Trustees, BlackRock iShares Trust, Independent Director (2016 to present)

•
Principal Mutual Funds, Director (2016 to 2016)

•
Fidelity Management Trust Company, Director (2002 to 2008)

•
Make-a-Wish Foundation of America, Director (2011 to 2017)

•
University of Virginia Frank Batten School of Leadership and Public Policy, Trustee (2016 to 2018)

Education
•
M.B.A. in Finance, University of North Texas

•
B.A. in Administrative Science, Yale University

Attributes and Skills
•
Executive Leadership

•
Audit and Financial Expertise

•
Business Operations and Strategic Planning

•
Corporate Governance

•
Finance and Investments

•
Human Capital Management

•
Insurance / Financial Services

•
•
Legal, Compliance and Risk Management

•
Marketing and Communications

16	2024 PROXY STATEMENT

Our Director Nominees
Martin J. Lippert Independent Director Age: 64 Director Since 2021 Jackson Board Committees Finance and Risk Committee Nominating and Governance Committee
Qualifications and Expertise Provided to the Board
Mr. Lippert has nearly four decades of leadership experience in the financial services industry, managing various business units and functions as well as serving on the executive committees at each of the financial institutions. Mr. Lippert’s depth of experience in global technology and operations including digital strategy, cybersecurity, anti-money laundering, and risk management in insurance and financial services bolsters the Board’s risk planning. His cybersecurity expertise strengthens oversight of critical technology infrastructure.
Experience
MetLife, Inc.
•
Executive Vice President of Global Technology and Operations (2011 until retirement in 2019)

Citi
•
Chief Operations and Technology Officer (2008 to 2009)

Royal Bank of Canada
•
Vice Chairman (1997 to 2008)

BNY Mellon
•
Executive Vice President for Information Management and Research (1981 to 1997)

Other Boards
•
Freddie Mac, Special Adviser (2009 to 2010)

•
Trillium Health Systems, Director (2004 to 2009)

•
AOL, Canada, Chair (2000 to 2002)

•
University of Pittsburgh, Board of Visitors (2018 to present)

•
New Leaders, Director (2010 to present)

•
Recipient of Peter J. Kight Lifetime Achievement Award for Innovation in Banking

Education
•
B.S. in Business, University of Pittsburgh

Attributes and Skills
•
Executive Leadership

•
Audit and Financial Expertise

•
Business Operations and Strategic Planning

•
Corporate Governance

•
Finance and Investments

•
Human Capital Management

•
Insurance / Financial Services

•
Legal, Compliance and Risk Management

•
Marketing and Communications

•
Technology and Cybersecurity

2024 PROXY STATEMENT	17

Our Director Nominees
Russell G. Noles Independent Director Age: 65 Director Since 2021 Jackson Board Committees Audit Committee Finance and Risk Committee (Chair)
Qualifications and Expertise Provided to the Board
Mr. Noles has broad experience as a senior executive at large U.S. insurance and diversified financial services companies. His experience in finance, audit and risk management, including implementing internal controls to mitigate operational, cybersecurity, financial, governance and technology risks contributes to Board oversight of these areas.
Experience
Nuveen
•
Chief Operating Officer (2017 until retirement in 2019)

Teachers Insurance & Annuity Association (“TIAA”)
•
Chief Strategy Officer (2011 to 2017)

•
Senior Vice President, Product Development & Management (2008 to 2011)

•
Chief Auditor (2004 to 2008)

•
Acting Chief Financial Officer (2005 to 2006)

St. Paul Travelers Companies
•
Vice President, Internal Audit (2001 to 2004)

Other Boards
•
Metropolitan State University of Denver, Chair (2019 to 2023), Member (2019 to present)

•
Consumer Reports, Director, Chair of Finance Committee and Investments Subcommittee (2019 to present)

•
TIAA-CREF Life Insurance Company, Director, Chair of Audit Committee (2008 to 2018)

Education
•
M.B.A. in Finance, University of Denver

•
B. S. in Accounting, Metropolitan State University of Denver

•
CPA, member of the American Institute of Certified Public Accountants

Attributes and Skills
•
Executive Leadership

•
Audit and Financial Expertise

•
Business Operations and Strategic Planning

•
Corporate Governance

•
Finance and Investments

•
Human Capital Management

•
Insurance / Financial Services

•
Legal, Compliance and Risk Management

•
Technology and Cybersecurity

18	2024 PROXY STATEMENT

Our Director Nominees
Laura L. Prieskorn CEO, President and Director Age: 56 Director Since 2021
Qualifications and Expertise Provided to the Board
Ms. Prieskorn’s over 30-year tenure at Jackson Financial Inc., currently as Chief Executive Officer and President, contributes a wealth of direct business expertise and valuable internal perspective. Her experience across many senior roles at the Company adds institutional perspective of operations, investment strategy, human capital management and risk management.
Experience
Jackson Financial Inc.
•
Chief Executive Officer (2021 to present)

•
Chief Operating Officer (2019 to 2021)

•
Senior Vice President, Chief Administration Officer (2009 to 2019)

•
Various positions (1991 to 2019)

Other Boards
•
American Council of Life Insurers (2021 to present)

Education
•
B.B.A. in Business Administration, Central Michigan University

Attributes and Skills
•
Executive Leadership

•
Business Operations and Strategic Planning

•
Corporate Governance

•
Finance and Investments

•
Human Capital Management

•
Insurance / Financial Services

•
Legal, Compliance and Risk Management

•
Marketing and Communications

•
Technology and Cybersecurity

2024 PROXY STATEMENT	19

Our Director Nominees
Esta E. Stecher Independent Director Age: 66 Director Since 2021 Jackson Board Committees Compensation Committee (Chair) Nominating and Governance Committee
Qualifications and Expertise Provided to the Board
Ms. Stecher’s 25 years as a senior executive at a leading financial services firm in various executive roles contributes significant expertise in risk management, finance and investment management, as well as human capital management. Her expertise in operational, regulatory, and tax management within financial services provides a broad perspective and contributes to Board oversight.
Experience
Goldman Sachs
•
CEO and Chair of Goldman Sachs Bank US (2011 to 2016)

•
General Counsel (2000 to 2011)

•
Tax Director (1994 to 2000)

Sullivan & Cromwell
•
Partner, Tax Group (1990 to 1994)

•
Associate, Tax Group (1982 to 1990)

Other Boards
•
Revolut Holdings, Board Advisor (2023 to present)

•
Goldman Sachs Bank US, Chair (2011 to 2023)

•
Goldman Sachs International Bank, Chair (2011 to 2023)

•
Goldman Sachs Philanthropy Fund, Chair (2020 to present)

•
Lincoln Center for the Performing Arts, Director (2018 to present), Chair of Audit Committee (2022 to present)

•
Dean’s Council of Columbia Law School, Member (2023 to present)

•
Dana Farber Cancer Institute, Trustee (2018 to present)

•
University of Minnesota Foundation, Trustee (2017 to present)

•
Ayco Charitable Foundation, Chair (2020 to present)

•
Columbia Investment Management Company, Director (2019 to present)

•
Council on Foreign Relations, Member (2013 to present)

Education
•
J.D., Columbia University School of Law

•
B.A. in History, University of Minnesota

Attributes and Skills
•
Executive Leadership

•
Audit and Financial Expertise

•
Business Operations and Strategic Planning

•
Corporate Governance

•
Finance and Investments

•
Human Capital Management

•
Insurance / Financial Services

•
Legal, Compliance and Risk Management

20	2024 PROXY STATEMENT

Our Director Nominees
Director Attributes and Skills
The Board, led by the Nominating and Governance Committee, has identified the following attributes, skills, and experiences as most relevant for the Company’s Board at this time. We look to each director to be knowledgeable in these areas. However, we indicate those particularly prominent attributes, skills, and experience, which each director brings to the Board.
DIRECTOR NOMINEE QUALIFICATIONS, ATTRIBUTES AND SKILLS	Lily Fu Claffee	Gregory T. Durant	Steven A. Kandarian	Derek G. Kirkland	Drew E. Lawton	Martin J. Lippert	Russell G. Noles	Laura L. Prieskorn	Esta E. Stecher
Executive Leadership
Executive management experience in a public company or executive leadership experience as a division president or functional leader within a complex organization
Audit and Financial Expertise
Understanding or overseeing financial reporting, disclosure controls and internal controls
Business Operations and Strategic Planning
Experience developing and implementing operating plans and business strategy, company operations, operating platforms, and implementing technology strategies
Corporate Governance

Experience on governance committees, responsibility for governance functions, understanding of current corporate governance standards and best practices, and/or oversight of environmental, social, governance or sustainability matters

Finance and Investments
Experience with debt and capital market transactions, mergers and acquisitions, financial investment markets, and investment decisions and strategy
Human Capital Management
Oversight of talent development, experience managing a human resources or compensation function
Insurance / Financial Services
Experience in developing and distributing a wide variety of investment products, which may include insurance and annuities, within the financial services industry
Legal, Compliance and Risk Management
Professional experiences overseeing legal, compliance and/or risk functions
Marketing and Communications
Experience managing a marketing / sales function, increasing the perceived value of a product line or brand over time in the market
Technology and Cybersecurity
Knowledge of or experience with technology, cybersecurity and related issues and risks
2024 PROXY STATEMENT	21

Corporate Governance
Corporate Governance
Our purpose-driven culture embraces the values of empowerment, execution, respect, and creativity. Because our associates think like owners, the Company empowers our associates to create a sustainable and ethical business, a practice that has guided the Company over the long term. Our Board of Directors embodies these values and acts as the steward of the Company, promoting the long-term value and health of Jackson in the interests of shareholders and our many other stakeholders consistent with good corporate citizenship.
The Board is entitled to exercise all corporate authority, except for those matters reserved to the shareholders. The Board oversees the implementation of and compliance with standards of accountability and monitors the effectiveness of management policies and decisions to ensure the Company is managed in such a way to achieve its objectives. Our corporate governance policies and practices are contained in our governance documents, including our Third Amended and Restated Certificate of Incorporation, Amended and Restated By-Laws, Corporate Governance Guidelines, and committee charters.
Areas of Focus for the Board
Strategy and Operations	Talent and Succession Planning
• Reviewing and endorsing strategic plans • Reviewing corporate performance
•
Overseeing and evaluating senior management performance and compensation

•
Providing advice and counsel to senior management in planning for effective succession

•
Evaluating the performance of the CEO and overseeing succession planning for the CEO

Governance and Risk Management	Board Composition and Effectiveness
•
Overseeing and evaluating management’s systems and processes for the identification, assessment, management, mitigation, and reporting of major risks

•
Establishing, monitoring, and updating corporate governance standards and overseeing ESG matters

•
Monitoring of the processes established to maintain integrity and ethical conduct

•
Recommending candidates for election to the Board

•
Setting standards for director qualification, orientation, and continuing education

•
Reviewing and assessing the Board’s leadership and committee structure

•
Undertaking an annual performance evaluation to ensure continued effectiveness of the Board

22	2024 PROXY STATEMENT

Building Our Board of Directors
Corporate Governance Highlights
Independent Oversight
•
Independent Chair

•
All directors except CEO are independent

•
Fully independent Board committees, each with substantial oversight of Company risks and ESG matters

•
Independent directors meet in executive sessions at Board and committee meetings

•
Board participation and oversight in strategic planning

Board Refreshment & Other Practices
•
Commitment to actively seeking highly qualified women and individuals from underrepresented communities as potential nominees

•
Annual Board and committee evaluations

•
Director orientation and continuing education

•
Mandatory retirement age

•
Limits on Board member service on other public companies

Shareholder Accountability
•
Annual election by majority vote in uncontested elections of directors with director resignation policy

•
One vote per share

•
Shareholder right to call special meetings

•
No poison pill or shareholder rights plan

•
Directors and executive officers are:

◦
prohibited from hedging and pledging of Company stock;

◦
prohibited from receiving loans from the Company; and

◦
subject to robust stock ownership guidelines for directors and senior executives

Building Our Board of Directors
Prior to becoming a standalone public company, Mr. Kandarian was appointed as the Chair of the Board of Directors (“Chair”) by our former parent company. Mr. Kandarian, in close coordination with senior management, developed the initial criteria for identifying and recruiting directors, including industry experience, independence, character, ability to exercise sound judgment, diversity, demonstrated leadership, and ethics and integrity. The Board adopted the following key policies and practices to continue to build and maintain a skilled and well-qualified body that we believe effectively fulfills its duties and responsibilities to our shareholders.
Director Criteria and Nominating Process
Director Qualifications and Diversity
We believe utilizing a broad search and well-developed search criteria leads to a Board of Directors aligned with our business, our strong corporate governance practices, and our ESG goals. Above all else, candidates for our Board must possess the highest level of integrity and strength of character. Our Board also recognizes that the criteria and composition of a best-in-class Board changes over time as the business and goals of the Company evolve. To address this, the Nominating and Governance Committee and the Board review the criteria for selection and the current Board composition annually to ensure the best candidates are nominated each year. Specifically, the Nominating and Governance Committee assesses the skills and the experience needed to perform oversight of the Company’s strategy and business and compares the skills and experience of both current directors and potential director nominees.
2024 PROXY STATEMENT	23

Building Our Board of Directors
Our nine Board members self-identify their skills and qualifications and, as a whole, reflect a balanced and qualified Board, as indicated below.
Executive Leadership Executive management experience in a public company or executive leadership experience as a division president or functional leader within a complex organization (9 of 9)	Audit and Financial Expertise Understanding or overseeing financial reporting, disclosure controls, and internal controls (8 of 9)

Business Operations and Strategic Planning
Experience developing and implementing operating plans and business strategy, company operations, operating platforms, and implementing technology strategies (8 of 9)

Corporate Governance
Experience on governance committees, responsibility for governance functions, understanding of current corporate governance standards and best practices, and/or oversight of environmental, social, governance or sustainability matters (9 of 9)

Finance and Investments Experience with debt and capital market transactions, mergers and acquisitions, financial investment markets, and investment decisions and strategy (9 of 9)	Human Capital Management Oversight of talent development, experience managing a human resources or compensation function (9 of 9)

Insurance / Financial Services
Experience in developing and distributing a wide variety of investment products, which may include insurance and annuities, within the financial services industry (9 of 9)
Legal, Compliance and Risk Management Professional experiences overseeing legal, compliance, and/or risk functions (8 of 9)
Marketing and Communications Experience managing a marketing / sales function, increasing the perceived value of a product line or brand over time in the market (4 of 9)	Technology and Cybersecurity Knowledge of or experience with technology, cybersecurity, and related issues and risks (4 of 9)
In addition, the Nominating and Governance Committee considered racial, ethnic and gender diversity to be an integral part in selecting a balanced slate of candidates. Our commitment to ensuring a diverse Board is reflected in directors Lily Fu Claffee, Russell G. Noles, Laura L. Prieskorn, and Esta E. Stecher, who enhance the diversity of our Board in addition to bringing valuable perspectives and experiences.
Director Independence
Our Board is committed to strong governance practices, including director independence. Our Corporate Governance Guidelines require that a majority of our directors be independent. Of our current Director nominees, all but Ms. Prieskorn, our CEO, are independent. To determine independence, the Nominating and Governance Committee and the Board consider the independence requirements under the New York Stock Exchange’s (“NYSE’s”) independence standards. See the “Director Independence Analysis” in the “Transparency” section below for more information.
Director Nominee Selection Process
The Nominating and Governance Committee’s process in evaluating potential nominees recommended by its members, other members of the Board, or other persons will begin with evaluation of the skills, experience, and diversity necessary to provide independent oversight of management, and the performance of current directors. If new directors are needed, the Nominating and Governance Committee will then conduct targeted efforts to identify and recruit individuals who have the qualifications identified through the director nominee selection process. With new nominations, the Nominating and Governance Committee will actively seek highly qualified women and individuals from underrepresented communities to include in the Board nominee pool. Additionally, the Nominating and Governance Committee will instruct its third-party search firms to include diverse candidates in slates of potential nominees. New candidates will be screened, vetted, and meet with several current members of the Board as a part of the selection process. The Nominating and Governance Committee will then recommend candidates selected for nomination to the Board for review, consideration, and approval as director nominees in our proxy statement.
24	2024 PROXY STATEMENT

Building Our Board of Directors
The Nominating and Governance Committee will evaluate candidates recommended by shareholders using the same criteria discussed above. Any shareholder who would like the Nominating and Governance Committee to consider a candidate for Board membership must send timely notice delivered in accordance with the requirements specified in our Amended and Restated By-Laws. Such notice shall include all information required to be disclosed in solicitations of proxies for election of directors, including the name and address of the proposing shareholder and of the proposed candidate, the business, professional and educational background of the proposed candidate, and a description of any agreement or relationship between the proposing shareholder and proposed candidate. Such notice shall also include a written consent of the proposed candidate to be identified as a nominee and to serve as a director if elected. The communication must be sent by mail or other delivery service to the attention of the Corporate Secretary at Jackson’s headquarters. See the “Questions and Answers” section of this proxy statement for more information.
Annual Election of Directors
Jackson’s directors are elected for one-year terms each year at the annual meeting of shareholders. If elected in 2024, each of the Board’s nine nominees will serve until the 2025 annual meeting of shareholders. As permitted under Delaware law, majority voting is applied to elections of directors in uncontested elections.
Board Refreshment, Outside Commitments, Ongoing Education, and Assessment
Board Refreshment
The Board believes that a fully engaged Board is a strategic asset of the Company, and fresh viewpoints and perspectives are important for informed decision-making. At the same time, the Company believes that directors develop a deeper understanding of the Company over time, which provides significant shareholder value, and that year-over-year director continuity is beneficial to shareholders. In addition to relevant professional experience, qualifications, attributes, and skills for directors, the Board’s Corporate Governance Guidelines also identify personal characteristics that should be considered, including reputation for integrity, ethics, individual accountability, judgment, independence, diversity, and a commitment to full participation on the Board and its committees. While the Board will seek a diverse slate of candidates, final consideration of nominees will be given to candidates without regard to race, color, religion, gender, or national origin.
The Board will fill vacancies when they arise and, based on the Nominating and Governance Committee’s annual review and recommendation, will evaluate whether its directors collectively have the right mix of experience, qualifications, attributes, skills, backgrounds, and diverse viewpoints necessary for the Board to be a good steward for the Company’s shareholders. The results of these evaluations will be used to identify desirable skill sets for potential Board nominees and to screen director candidates. In planning for future Board refreshment and director succession, the Nominating and Governance Committee will consider potential director candidates, taking into consideration the factors set forth in its committee charter and the Company’s Corporate Governance Guidelines.
The Corporate Governance Guidelines provide for an initial Board size of nine directors, which may be modified by resolution of the Board. The current Board of Directors were elected at our annual meeting of shareholders in May of 2023, and all are director nominees for election at the Company’s Annual Meeting. The Board considers the optimal size, structure, composition, and committee chairs, based on the Nominating and Governance Committee’s review and recommendation, and will refresh the Board as needed and appropriate, with an anticipated mix of tenure and diversity.
Outside Commitments
Our Board expects our directors to be able to commit sufficient time and attention to Company matters and to use their judgment and consider all of their commitments when accepting additional directorships. Under our Corporate Governance Guidelines, no director may sit on more than three other public company boards (for the avoidance of doubt, a public company is a company with publicly traded equity). Directors are required to seek approval of the Chair of the Board and the Chair of the Nominating and Governance Committee in advance of accepting an invitation to serve on another public company board or private for-profit board. Directors also inform the Chair of the Board and Chair of the Nominating and Governance Committee before joining the board of any non-profit or other organization. Such requests are analyzed for consistency with the Company’s conflict of interest policy in the Company’s Code of Conduct and Business Ethics and
2024 PROXY STATEMENT	25

Annual Election of Directors
the Company’s tolerance for reputational risk. The Nominating and Governance Committee also periodically reviews the outside board service and employment commitments of our directors to assess their capacity to continue to fully meet their responsibilities as directors.
Mandatory Retirement Age
To enable Board refreshment, under our Corporate Governance Guidelines, directors may not stand for reelection or appointment to the Board after reaching age 75. To ensure thoughtful succession planning rather than a mechanical retirement process, the Board may approve exceptions to this policy.
Director Continuing Education
The Company places high importance on a robust orientation program and continuous development of the Board because they are key to the ability of directors to fulfill their roles. Directors receive ongoing education and development opportunities in meeting with management representatives from our business and functional areas, and reviewing and discussing the Company’s strategic plans, financial statements, key issues, policies, and practices. Directors are encouraged to enroll in continuing education programs, at our expense, on corporate governance and critical issues associated with a director’s service. Our Board regularly receives management reports on subjects, including hedging, investments, capital structure, strategy, investor relations, human capital management, Diversity and Inclusion, climate, legal and regulatory developments, technology, data privacy, and cybersecurity.
Board and Committee Annual Evaluations
The Board recognizes a rigorous, ongoing evaluation process as an essential component of strong corporate governance practices that promotes continuing Board effectiveness. Each year, our Nominating and Governance Committee oversees a Board and committee evaluation process consistent with the NYSE standards, our Corporate Governance Guidelines, and the charters of each of the Board committees. The Board’s and committees’ annual evaluation process is reflective and expansive, including both individual evaluations of the Board and performance evaluations of each committee. The Nominating and Governance Committee solicits feedback using a written questionnaire and through separate committee and Board discussions. Further, the Board Chair conducts one-on-one calls with each director to discuss the Board’s performance and each director’s assessment of the Board’s culture, process, and discussions and their substantive content. Each committee and the Board discuss the results of the annual evaluations in executive session, identify areas for further consideration and opportunities for improvement, and plans to address actionable matters.
26	2024 PROXY STATEMENT

Leadership Structure and Board Oversight
Leadership Structure and Board Oversight
Leadership Structure
The Board has strong governance structures and processes in place to ensure independent oversight of management.
Independent Chair
The Board regularly and carefully considers its leadership structure. The Board currently believes having separate individuals serve as the Chair and the CEO best serves the Board in fulfilling its roles and responsibilities on behalf of Jackson’s shareholders. The independent directors perform their duties, as a Board or in committees comprised solely of independent directors, including selecting, evaluating performance of, and setting compensation for the CEO.
Our Corporate Governance Guidelines provide that if the Board combines the offices of Chair and CEO, a lead independent director shall be appointed annually by the independent directors.
Responsibilities of the Independent Chair
The Chair is responsible for facilitating Board involvement in major issues and/or proposals, ensuring the Board is addressing major strategic and operational initiatives, providing an appropriate level of risk oversight, reviewing and approving meeting agendas and information to be provided to the Board, consulting with directors, the CEO and management, and presiding at Board meetings, executive sessions of the Board and shareholder meetings. The Chair promotes and facilitates effective communication and serves as a conduit between the Board and CEO and other members of the management team. At present, the Board believes that maintaining separate roles of the Chair and CEO strengthens Jackson’s corporate governance and is expected to contribute to enhanced oversight of management as it seeks to create long-term value for our shareholders.
Board Oversight
The Board recognizes the importance of a Company strategy designed to create sustainable long-term value for Jackson’s shareholders and other stakeholders. The execution of our strategic vision ensures Jackson will expand as a leading retirement solutions provider committed to growing and protecting retirement savings and income to help Americans achieve financial freedom for life. We seek to capture organic and inorganic opportunities that provide sustainable growth and earnings diversification, while leveraging our core strengths and capabilities. The Board believes that the Company’s values and culture continue to be strongly aligned with its business strategy to create value. The Board and its committees also review and discuss with management matters related to our people, including commitments and progress toward inclusive and diverse representation among our associates, associate engagement, compensation and benefits, business conduct and compliance, and executive succession planning. See the “Board Oversight of Corporate Responsibility” section of this proxy statement.
The Board values and embodies our culture of ethical behavior and recognizes that integrity is essential to what we do every day, as reflected in the Board’s adoption of the Company’s Corporate Governance Guidelines and the Company’s Code of Conduct and Business Ethics. See the “Transparency — Governance Documents” section of this proxy statement. Further, the Board’s commitment to supporting our communities and motivating others to engage in positive change underscores the Board’s commitment to our ESG initiatives for our stakeholders.
Selected Areas of Board Oversight
Board Oversight of Strategy
The Board actively engages with management and oversees the implementation of Jackson’s strategy as to products, distribution, financial, regulatory, and ESG matters. The Board annually reviews the Company’s strategic plans and the principal issues (especially financial, accounting, and risk management issues, as well as the Company’s approach to limiting ESG risks) that the Company is facing or may face in the future. During such review, the Board works with management to develop and assess key elements of our business and financial plans, strategic initiatives, and near-term and long-term initiatives. This process involves Board sessions with our senior leadership team dedicated to the review of Jackson’s overall
2024 PROXY STATEMENT	27

Leadership Structure and Board Oversight
strategy, opportunities, challenges, and capabilities. This annual strategic review process also helps shape the strategic content presented in our communications with the investment community. In addition to business strategy, the Board also reviews Jackson’s short-term and long-term financial plans, which serve as the basis for the annual operating and capital plans for the upcoming year. The Board receives regular updates and evaluates progress made as well as related challenges and risks.
Board Oversight of Talent, Succession Planning and other Human Capital Matters
The Board recognizes the importance of continuity of Board and management leadership. Recruiting, developing, promoting, and retaining top talent is a key priority for the Company. The Board has delegated primary oversight responsibility for management development and leadership succession planning to the Nominating and Governance Committee. The Nominating and Governance Committee oversees the development of appropriate succession planning with respect to the Chair of the Board, the chair of each committee of the Board, and the CEO of the Company. In addition, to promote continuity in senior management of the Company, the Nominating and Governance Committee oversees succession planning with respect to other key executive officers. The Nominating and Governance Committee reports periodically on its activities to the full Board. The Company’s Chief Human Resources Officer presents an annual talent review to the Nominating and Governance Committee. To ensure the succession planning and management development process supports and enhances Jackson’s strategic objectives, the Board and the Nominating and Governance Committee will also receive reporting on the Company’s current pool of executive talent, identified retention strategies, and leadership potential including both short- and long-term development plans.
Board Oversight of Risk
The Board believes that evaluating the executive team’s management of risks that do and may impact Jackson is one of its most important areas of oversight. This responsibility is shared among the committees and each committee apprises the full Board of significant risk topics and management’s response and mitigation planning.
The Company’s risk framework, based on the three lines model, supports management’s effective risk management.
MANAGEMENT
Led by our CEO, Chief Risk Officer and executive team, management implements and supervises day-to-day operations, monitors compliance with the Board-approved risk framework, and reports to the Board and its committees on significant risk matters.
FIRST LINE: RISK OWNERSHIP AND MANAGEMENT	SECOND LINE: RISK OVERSIGHT AND CHALLENGE	THIRD LINE: INDEPENDENT ASSURANCE
Our business functions have primary ownership of risk management relating to their area of expertise.	Our risk team focuses on risk oversight and challenges of strategic, financial and non-financial risks. Our compliance team oversees risk oversight and challenges for regulatory and compliance risks.	Our internal audit team provides independent, risk-based assessment and reporting on the overall effectiveness of risk management, control, and governance processes across the organization.
We believe disciplined and effective risk oversight is fundamental to our strategy to deliver sustainable, long-term value to our shareholders. Management implements the risk framework based on a three lines model, illustrated above. Our Board, working directly with and through its committees, sets the Company’s risk appetite and oversees the management of significant risks affecting Jackson. The Board directly oversees enterprise risk and other matters reserved to the full Board, approves and oversees the Company’s risk framework and risk appetite, and discusses and reviews with management significant risks affecting the Company, including matters escalated by the Board committees from within their respective areas of oversight, as set out below.
28	2024 PROXY STATEMENT

Leadership Structure and Board Oversight
Selected Areas of Committee Oversight of Risk
Finance and Risk Committee
Our Finance and Risk Committee assists the Board with oversight of the Company’s risk framework, which includes annual reviews of risk limits and the effectiveness of risk management. The committee regularly reviews top risks identified by management, the Company’s risk appetite, and financial and non-financial risks, including information security and cybersecurity. As part of its oversight, the committee also reviews and discusses risks related to financial management matters at each meeting.
Audit Committee
Our Audit Committee’s duties and responsibilities include oversight of accounting and financial reporting processes, the effectiveness of our internal controls over financial reporting, and the performance of our internal audit function. The Audit
Cybersecurity Risk Oversight Spotlight

Comprehensive data protection and privacy
Information security and privacy are key components of our governance and risk management framework. Our Chief Information Security Officer (“CISO”) provides at least annual formal updates to the Board and the Finance and Risk Committee on potential and actual cyber threats and cyber risks, and the progress of our ongoing security and privacy programs, including material policy changes, breaches, and remediation actions.

Other Cybersecurity Governance Highlights
•
Our Information Security and Privacy department is comprised of individuals with diverse private and public sector backgrounds who have earned relevant and rigorous certifications

•
Regular independent third-party assessments, penetration testing and audits are conducted to validate controls and ensure our cybersecurity maturity level stays ahead of industry trends in meeting stringent security standards

•
Table-top exercises test our ability to respond to an attack with a skilled, practiced, and multi-disciplined team; regular scenario- based testing confirms the effectiveness of our plans and assures our risk preparedness

•
We reflect on and implement changes to improve the control environment and response plans when incidents may occur

•
Security Operations Centers conduct 24/7, ongoing threat monitoring

•
All associates with access to our Company’s systems receive comprehensive initial and annual training on responsible information security, data security, and cybersecurity practices and how to protect data against cyber threats

•
Our Information Security Policy is continually updated to align with multiple industry standards, including ISO27002, the National Institute of Standards and Technology Cybersecurity Framework, and applicable state regulations and federal regulatory requirements

•
Key cybersecurity controls related to financial reporting are tested by our external auditor during Jackson’s annual external integrated audit

•
We have a cybersecurity risk insurance program

Committee also has risk management oversight responsibility, which includes coordination with our Finance and Risk Committee to review management of business and financial risks, and to review compliance with significant applicable legal, ethical, and regulatory requirements.
Compensation Committee
Our Compensation Committee reviews and approves compensation for executive officers other than the CEO, including employment agreements or arrangements, and recommends for approval by the Board compensation arrangements for the CEO. In so doing, the Compensation Committee’s responsibilities include oversight of management’s efforts to ensure that the Company’s compensation programs do not encourage excessive or inappropriate risk-taking.
Nominating and Governance Committee
Our Nominating and Governance Committee is responsible for, among its other duties and responsibilities, identifying and recommending candidates for election to our Board of Directors, and reviewing and recommending changes and enhancements to our Board governance. As part of its responsibilities, the Nominating and Governance Committee recommends, for the selection of new directors, appropriate criteria, including candidates with sufficient risk awareness and management expertise. The Nominating and Governance Committee also oversees the Company’s ESG programs and policies, the succession planning of the CEO and certain senior executives, and the Company’s human capital matters, including the Company’s talent strategy, hiring and attrition reporting, and diversity and inclusion strategy.

2024 PROXY STATEMENT	29

Leadership Structure and Board Oversight
Board Oversight of Corporate Responsibility
The Nominating and Governance Committee has primary responsibility for oversight of ESG matters. The Board and each of the other committees also review and discuss topics throughout the year on various ESG-related subjects. We believe this strong focus on governance supports the sustainability of our business.
30	2024 PROXY STATEMENT

Board and Committee Meetings and Committee Responsibilities
Board and Committee Meetings and
Committee Responsibilities
Board and Committee Meetings
Frequent Board meetings are critical not only for timely decisions, but also for directors to be well informed about Jackson’s operations and challenges. The Board meets at least four times annually, adding meetings, as needed. Our Board met 11 times in 2023. Our four committees met a total of 33 times during that same period. During each committee meeting, committee members met in closed executive session, without management present. The committees report regularly to the full Board on their activities and actions.
Attendance
Directors are expected to regularly attend Board and committee meetings, as well as our annual meeting of shareholders. During 2023, each current director attended at least 75% of the Board and committee meetings on which he or she sits. All of our directors attended the 2023 annual meeting of shareholders.
Committee Structure and Composition
The Board maintains four standing committees: Audit, Compensation, Finance and Risk, and Nominating and Governance. As required by each committee’s charter, all members of each committee are independent directors. The Nominating and Governance Committee’s recommendations regarding appointments to each committee are considered by the Board and the Board makes appointments based on the recommendations.
The current committee appointments and leadership positions as well as a brief summary of the responsibilities of each committee are set forth below. The full charters, as adopted by the Board and anticipated to be amended from time to time, of the Audit Committee, the Compensation Committee, the Finance and Risk Committee, and the Nominating and Governance Committee, are available under the Governance section of the investor relations section of our website at investors.jackson.com/governance.
Our Board Committees
COMMITTEE	MEMBERS IN 2023	DESCRIPTION
Audit Committee(1) Meetings held in 2023: 11	Gregory T. Durant (Chair) Lily Fu Claffee Derek G. Kirkland Russell G. Noles
The Audit Committee
•
has oversight of the Company’s accounting, financial reporting, disclosure and control processes, and audits of financial statements by the outside auditor;

•
has various risk management oversight responsibilities;

•
reviews and approves our internal audit plan and internal audit charter and oversees the work of the internal audit and independent audit functions;

•
in connection with the committee’s oversight of the independent auditor, the committee approves its compensation and oversees the engagement, performance, and continued independence of the independent auditor; and

•
oversees our compliance and ethics program, including regulatory compliance with applicable legal and regulatory requirements.

2024 PROXY STATEMENT	31

Our Board Committees
COMMITTEE	MEMBERS IN 2023	DESCRIPTION
Compensation Committee(2) Meetings held in 2023: 10	Esta E. Stecher (Chair) Gregory T. Durant Steven A. Kandarian Drew E. Lawton
The Compensation Committee
•
establishes the Company’s general compensation philosophy and develops compensation programs aligned with the philosophy, while considering results of annual say-on-pay votes;

•
approves corporate goals, evaluates the CEO’s performance, and recommends for approval by the independent directors of the Board the CEO’s total compensation level based on such evaluation; and

•
has oversight of the Company’s equity-based compensation and annual incentive compensation plans and executive officer compensation, including approval of salary, bonus, equity awards, and employment/separation agreements.

See the Compensation Discussion & Analysis section of this proxy statement for more information on executive compensation.

Finance and Risk Committee Meetings held in 2023: 7	Russell G. Noles (Chair) Derek G. Kirkland Drew E. Lawton Martin J. Lippert
The Finance and Risk Committee
•
oversees the Company’s risk framework, which includes recommending to the Board approval of the Company’s risk framework and risk appetite and approving the Company’s risk limits;

•
annually reviews the effectiveness of risk management;

•
regularly reviews top risks identified by management, the Company’s risk appetite, limits and triggers, processes related to the Committee’s risk framework, and reporting and monitoring of financial and non- financial risk, including information security and cybersecurity;

•
reviews activity reports relating to breaches of Company risk framework, policies, limits and remediation actions;

•
makes recommendations to the Board on share repurchases, dividends, equity and debt issuances, M&A activity, and business and financial recovery plans; and

•
reviews emerging regulatory developments, and reports on financial management matters, including asset and liability management strategy; capital needs, liquidity, financing arrangements, and credit ratings; and investment strategy, portfolio composition, and investment performance of the general account.

Nominating and Governance Committee Meetings held in 2023: 5	Steven A. Kandarian (Chair) Lily Fu Claffee Martin J. Lippert Esta E. Stecher
The Nominating and Governance Committee
•
oversees the Company’s corporate governance program, including annual review of the Board and committee structure and composition, and recruitment;

•
recommends director nominees, committee assignments, committee chairs;

•
determines director independence and expertise, and reviews director resignations and outside board commitments;

•
develops and oversees succession planning and the annual performance evaluation process for the Board and the committees; and

•
has oversight of our Corporate Responsibility and ESG programs, including activities related to environmental stewardship, Diversity and Inclusion, human capital, and corporate social responsibility.

(1)
All Audit Committee members are independent under applicable U.S. Securities and Exchange Commission (the “SEC”) and the NYSE rules and are “financially literate.” The Board has determined that Gregory Durant, the committee’s chair, qualifies as an “audit committee financial expert” under applicable SEC rules.

(2)
All Compensation Committee members are independent under applicable SEC and NYSE rules and are “non- employee directors” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

32	2024 PROXY STATEMENT

Engagement
Engagement
Active Shareholder Engagement Informs Our Board
Shareholder Engagement
Jackson’s Board and management prioritize fostering long-term relationships with our shareholders. We proactively engage with shareholders and other stakeholders throughout the year to learn their perspectives on significant issues, including Board composition and practices, company performance and strategy, corporate governance, executive compensation, and environmental, social, and governance topics. This engagement helps us better understand shareholder priorities and perspectives and fosters constructive dialogue. Jackson is committed to a robust engagement program that promotes an active, year-round, open dialogue with shareholders and other stakeholders. These meetings strengthen Jackson’s relationship with our shareholders and reinforce our commitment to incorporate shareholder feedback into various decisions made by the Board and management.
2023 Shareholder Engagement Program by the Numbers
Our investor relations team maintains an open dialogue with the investment community, including our current shareholders. In addition to our quarterly earnings reports and quarterly earnings conference calls, the Company’s senior management engages in outreach through Jackson’s investor relations department, holding regular meetings with shareholders and participating in investor conferences. We communicate with investors and shareholders, as well as investment analysts, in small group sessions and through management presentations. We also reach out to existing and prospective shareholders over the course of each quarter. Investors and shareholders are invited to contact the investor relations team with questions regarding the Company’s results and strategy. In 2023, our investor relations team held over 40 meetings with shareholders representing approximately 30% of our shares outstanding and nearly half of our top 10 shareholders. These investor relations-led engagements help build strong relationships with the investment community.
2023 Fall Shareholder Engagement Spotlight
The fall of 2023 marked our second year of shareholder engagement to present the Company’s strategy, governance, and practices. We extended invitations to 13 of our largest shareholders (representing approximately 40% of shares outstanding) to meet individually and held four virtual meetings. Our independent Board Chair led most of the engagement meetings, along with our General Counsel, investor relations team, and Corporate Secretary.
Shareholder Engagement Feedback
•
Shareholders appreciated our active dialogue and commitment to soliciting their views.

•
Key points included:

◦
Recognition of the December 2022 By-Laws change from plurality to majority voting for directors in uncontested elections

◦
Discussions of current views related to ESG matters, including human capital matters and climate reporting

◦
Shareholder preference for the continued development of compensation to include relative share price performance as a metric underpinning performance-based equity awards

We share feedback from engagement sessions with our directors, which informs the Board’s discussions in key areas. In March of 2023, in part as a result of prior engagement with our shareholders, we modified our long-term incentive program to include a relative total shareholder return modifier. Jackson and our Board remain committed to consistent and substantive shareholder engagement and to incorporating shareholder perspectives in our governance and compensation discussions and Corporate Responsibility initiatives.
2024 PROXY STATEMENT	33

Engagement
Communication with the Board
Jackson has established a process by which shareholders and other interested parties may communicate with the Board, its committees, and/or individual directors on matters of interest. Such communications should be sent in writing to:
INDIVIDUAL DIRECTOR	ENTIRE BOARD OF DIRECTORS
REGULAR MAIL	REGULAR MAIL	EMAIL

[Name(s) of Director(s)] Jackson Financial Inc. c/o: Corporate Secretary 1 Corporate Way Lansing, Michigan 48951	Board of Directors Jackson Financial Inc. c/o: Corporate Secretary 1 Corporate Way Lansing, Michigan 48951	boardofdirectors @jackson.com
Additional information concerning this process is available in the Board of Directors Communications Policy available under Governance in the investor relations section of our website at investors.jackson.com/governance.
34	2024 PROXY STATEMENT

Non-Employee Director Compensation
Non-Employee Director Compensation
The directors’ annual compensation program consists of cash and equity components, with a greater emphasis on equity compensation. While directors do not receive additional fees for service on our Board committees, the chairs of our Board committees receive an additional cash retainer. The below table summarizes the directors’ total annual compensation:
ANNUAL DIRECTOR COMPENSATION
Compensation Component	Non-Employee Director (other than Chair)	Chair of the Board
Annual Cash Retainer	$125,000	$270,000
Annual Equity Retainer (intended $ value)	$165,000	$330,000
Committee Chair Annual Cash Retainer
Audit Committee	$35,000
Compensation Committee	$25,000
Finance & Risk Committee	$35,000
Nominating & Governance Committee	$20,000
In 2023, Mercer (US) LLC (“Mercer”), the Board’s independent compensation consultant, completed a competitive study of director compensation among our compensation peer group (which peer group is described in the “Our Compensation and Governance Practices” section of the Compensation Discussion and Analysis). After reviewing a Mercer presentation, the Nominating and Governance Committee proposed to the Board an increase in the annual equity retainer for our Non- Employee Directors, excluding the Chair of the Board, to $165,000 from $150,000. No other increases were proposed. The Board approved this increase effective June 1, 2023.
2023 Annual Director Compensation
The Company compensates directors based on a Board-service year beginning June 1 and ending May 31 (the “Service Year”), which timing generally aligns with the annual service of a director elected at an annual meeting of shareholders. As described above, each director is entitled to receive an annual cash retainer, an annual equity retainer, and, for those serving as chair of a Board committee, an additional committee chair cash retainer. Each director may choose to receive an equity award in lieu of a cash retainer with a target value equal to the cash retainer that would otherwise have been made to such director for the Service Year. The annual equity retainer and equity elected in lieu of the cash retainer payment are delivered in the form of restricted share units (“RSUs”) or, at the election of a director, in the form of restricted shares.
For the 2023 Service Year, each Non-Employee Director, other than the Chair, was awarded: (i) a cash retainer of $125,000 plus, as applicable, a committee chair cash retainer in an amount as noted in the table above (or, if elected by the Non-Employee Director, an equity award of equivalent value to the cash retainer(s)); and (ii) an annual equity retainer with an intended value of $165,000. The number of RSUs, or restricted shares, comprising the equity awards was determined by dividing the intended value of the awards by $29.47, the average closing price of the Company’s common stock for the 10-trading day period immediately preceding the grant date of June 1, 2023, rounded down to the nearest whole share or share unit.
Equity awards received in lieu of an annual cash retainer or committee chair cash retainer (as applicable) vest in equal quarterly installments after the grant date, consistent with the frequency of the quarterly payment of the annual cash retainer that the director would have otherwise received. The annual equity retainer cliff vests on the earlier of the first anniversary of the grant date or the date of the next annual meeting of shareholders, subject to the director’s continued service on the Board through such date. All vested RSUs settle in the Company’s common stock on a one-for-one basis upon the director’s departure from the Board, and restricted shares will continue to be restricted until the director’s departure from the Board.
Ms. Prieskorn, who is an employee of Jackson, does not receive any compensation for her service as a director.
2024 PROXY STATEMENT	35

Non-Employee Director Compensation
Board Chair Compensation
For the 2023 Service Year, the Board Chair was awarded: (i) a cash retainer of $270,000, (ii) a committee chair cash retainer of $20,000, and (iii) an annual equity retainer with an intended value of $330,000. The number of RSUs comprising the equity award were determined by dividing the intended value by $29.47, the average closing price of the Company’s common stock for the 10- trading day period immediately preceding the grant date of June 1, 2023, rounded down to the nearest whole share or share unit. The Board Chair’s annual equity retainer cliff vests on the earlier of the first anniversary of the grant date or the date of the next annual meeting of shareholders, subject to the Board Chair’s continued service on the Board through such date. Vested RSUs settle in the Company’s common stock on a one-for-one basis upon the Board Chair’s departure from the Board.
2023 Director Compensation Table
The table below summarizes each Non-Employee Director’s annual compensation for the calendar year ended December 31, 2023. The amounts reported below are impacted by the timing of certain director compensation payments primarily because the full grant date fair value of equity awards granted in lieu of the annual cash retainer for the 2023 Service Year are reported, whereas only the portion of the annual cash retainer earned during the fiscal year is reported for those receiving cash.
NAME	FEES EARNED OR PAID IN CASH(1)	STOCK AWARDS(2)	ALL OTHER COMPENSATION	TOTAL
Lily Fu Claffee	$119,681	$157,976	$0	$277,657
Gregory T. Durant	$160,000	$157,976	$0	$317,976
Steven A. Kandarian	$290,000	$315,979	$0	$605,979
Derek G. Kirkland	$72,917	$157,976	$0	$230,893
Drew E. Lawton	$125,000	$157,976	$0	$282,976
Martin J. Lippert	$119,681	$157,976	$0	$277,657
Russell G. Noles	$160,000	$157,976	$0	$317,976
Esta E. Stecher	$143,612	$157,976	$0	$301,588

(1)
For Messrs. Durant, Kandarian, Kirkland, Lawton and Noles, this column includes annual cash retainer fees and chair fees (if applicable) for service through December 31, 2023. The amount in this column only reflects the cash Mr. Kirkland received for his annual cash retainer for the 2023 Service Year through December 31, 2023 as he elected to receive equity in lieu of cash for his 2022 Service Year. The value of that award was reported in the 2022 Director Compensation Table in our 2023 Proxy Statement. For Mses. Claffee and Stecher, and Mr. Lippert, this column includes the value of RSUs and/or restricted shares for the period of June 1, 2023 through May 31, 2024, as they elected to receive equity in lieu of the cash retainer and chair fees (if applicable) for that period. The grant date fair values for equity awards received in lieu of cash were $119,681 for the annual cash retainer and $23,931 for the committee chair fees for Ms. Stecher.

(2)
Non-Employee Directors, other than Mr. Kandarian, received an annual equity award (comprised of RSUs or restricted shares) with a grant date fair value of $157,976 on June 1, 2023 for Board service for the 2023 Service Year. Mr. Kandarian received an annual equity award comprised of RSUs with a grant date fair value of $315,979 on June 1, 2023 for Board service for the 2023 Service Year. The stock price used to calculate the grant date fair value for these awards was $28.22. All fair values were computed using the share price at the date of grant, in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 “Compensation — Stock Compensation.” See Note 18 to the Company’s Consolidated Financial Statements for the fiscal year ended December 31, 2023, included in the Company’s Annual Report on Form 10-K, for additional information on the Company’s Incentive Plan.

36	2024 PROXY STATEMENT

Non-Employee Director Compensation
The following table sets forth unvested RSUs and restricted stock awards held by each director as of December 31, 2023:
	STOCK AWARDS
	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(A)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(B)
NAME	(#)	($)
Lily Fu Claffee	8,096	$414,515
Gregory T. Durant	5,872	$300,646
Steven A. Kandarian	29,059	$1,487,821
Derek G. Kirkland	5,872	$300,646
Drew E. Lawton	5,872	$300,646
Martin J. Lippert	8,096	$414,515
Russell G. Noles	5,872	$300,646
Esta E. Stecher	8,541	$437,299

(A)
The amounts in this column represent the number of outstanding unvested RSUs and/or restricted shares, including dividend equivalents credited as of December 31, 2023.

(B)
The values in this column were calculated by multiplying the number of unvested RSUs and/or restricted shares outstanding as of December 31, 2023 by $51.20, the closing price of Company common stock on December 31, 2023.

Directors’ Stock Ownership Guidelines
Our stock ownership guidelines applicable to Non-Employee Directors provide that within five years after appointment or election, a director must own Jackson common stock and common stock equivalents (including unvested RSUs and/or restricted shares) having a value of at least five times the annual cash retainer fee for serving on the Board. All directors are expected to comply with the ownership guidelines in the stated timeframe; once a director achieves the required ownership level, future changes in the annual cash retainer fee will not impact the director’s compliance with the guideline. All Non-Employee Directors are in compliance with the Company’s stock ownership guidelines.
The Jackson Financial Inc. Insider Trading Policy expressly prohibits the hedging or pledging of Company shares by directors or executive officers. See the “Hedging and Pledging Prohibition” section of this proxy statement. No directors have hedged or pledged any of the shares that they beneficially own.
Director’s Matching Gift Program
Non-Employee Directors may participate in the Company’ charitable matching program. Under this program, the Company matches contributions made by participants to eligible charities up to $10,000 per year. There were no matching charitable donations requested or made for any of the Non-Employee Directors in 2023.
2024 PROXY STATEMENT	37

Security Ownership
Security Ownership
Security Ownership of Certain Beneficial Owners
The following table sets forth information concerning any person known to Jackson to beneficially own more than 5% of Jackson’s common stock, as of December 31, 2023, except as otherwise noted below. The information in the table and the related notes are based on statements filed by the respective beneficial owners with the SEC pursuant to Sections 13(d) and 13(g) under the Securities Exchange Act of 1934, as amended.
NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS(1)
BlackRock, Inc.(2) 50 Hudson Yards New York, New York 10001	7,578,304	9.8%
Dimensional Fund Advisors LP(3) 6300 Bee Cave Road, Building One Austin, Texas 78746	4,175,972	5.3%
The Vanguard Group(4) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	10,657,989	13.4%

(1)
Unless otherwise indicated, percentages calculated are based on Jackson common stock outstanding as described in the Schedule 13G or 13G/A filed by each respective beneficial owner with the SEC.

(2)
Based on information provided in a Schedule 13G/A filed on March 7, 2024, BlackRock, Inc., a parent holding company, has the sole voting power with respect to 7,424,586 shares and the sole dispositive power with respect to 7,578,304 shares. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the common stock of Jackson Financial Inc. Of the subsidiaries set forth in Exhibit A of this Schedule 13G/A, only one entity, BlackRock Fund Advisors, beneficially owns 5% or greater of the outstanding shares of the security class being reported on this Schedule 13G/A. BlackRock, Inc. certifies that the securities were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of Jackson Financial Inc. and were not acquired and are not held in connection with or as a participant in any transaction having that purpose or effect.

(3)
Based on information provided in a Schedule 13G filed on February 9, 2024, Dimensional Fund Advisors LP has the sole power to vote or to direct the vote* of 4,106,123 shares and the sole power to dispose or to direct the disposition* of 4,175,972 shares. This schedule is not being filed pursuant to Rule 13d-1(b)(1)(ii)(J) or Rule 13d-1(d). *NOTE: Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of Jackson Financial Inc. that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of Jackson Financial Inc. held by the Funds. However, all securities reported in the table are owned by the Funds. The Funds described in this NOTE have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the securities held in their respective accounts. To the knowledge of Dimensional, the interest of any one such Fund does not exceed 5% of the class of securities. Dimensional disclaims beneficial ownership of all such securities. In addition, Dimensional’s filing of this Schedule 13G shall not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by this Schedule 13G for any other purposes than Section 13(d) of the Securities Exchange Act of 1934. Dimensional Fund Advisors LP certifies that the securities were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of Jackson Financial Inc. and were not acquired and are not held in connection with or as a participant in any transaction having that purpose or effect.

(4)
Based on information provided in a Schedule 13G/A filed on February 13, 2024, The Vanguard Group has shared voting power with respect to 67,882 shares, sole dispositive power with respect to 10,511,083 shares, and shared dispositive power with respect to 146,906 shares. The Vanguard Group, Inc.’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities reported herein. No one other person’s interest in the securities reported herein is more than 5%. The Schedule 13G/A certifies that the securities were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of the issuer of the securities and were not acquired in connection with or as a participant in any transaction having that purpose or effect, other than activities solely in connection with a nomination under §240.14a-11.

38	2024 PROXY STATEMENT

Security Ownership
Security Ownership of Directors and Management
The table below shows the ownership of Jackson common stock by each director nominee, each of our NEOs, and all director nominees and all executive officers as a group, as of April 9, 2024, except as otherwise noted below. Additional details on the outstanding equity awards held by non-employee directors are included in the “Non-Employee Director Compensation” section above. Further, additional details on each NEO’s outstanding equity awards are included in the “Compensation Discussion and Analysis” section and related executive compensation tables below.
Beneficial ownership is broadly defined by the SEC. In general, a person beneficially owns securities if the person, alone or with another, has voting power or investment power (the power to sell) over the securities. Being able to acquire either voting or investment power within 60 days, such as by exercising stock options, also results in beneficial ownership of securities. Unless otherwise indicated in the footnotes following the table, each of the named persons had sole voting and investment power with respect to the indicated number of Jackson common shares.
NAME OF BENEFICIAL OWNER	COMMON SHARES	SHARES THAT MAY BE ACQUIRED WITHIN 60 DAYS(1)	PERCENT OF COMMON SHARES(2)
Non-Employee Directors
Lily Fu Claffee	34,079.26	—	*
Gregory T. Durant(3)	27,961.16	—	*
Steven A. Kandarian	76,614.21	—	*
Derek G. Kirkland(4)	37,791.26	—	*
Drew E. Lawton	21,961.15	—	*
Martin J. Lippert	34,079.25	—	*
Russell G. Noles	25,597.27	—	*
Esta E. Stecher	36,503.09	—	*
Named Executive Officers
Laura L. Prieskorn(5)	240,257.18	—	*
Marcia L. Wadsten	152,608.82	—	*
Craig D. Smith	88,520.94	—	*
Scott E. Romine(6)	50,006.17	—	*
Carrie L. Chelko	40,348.06	—	*
Director Nominees and Executive Officers as a Group	978,772.41	—	1.3%

(1)
In computing the percentage of common shares owned by each person and by the group, these common shares were added to the total number of outstanding common shares for the separate calculations.

(2)
An asterisk (*) indicates less than 1%, as of the record date, March 25, 2024.

(3)
Mr. Durant owns 6,000 shares directly in a joint brokerage account in the name of Gregory T. Durant and Jill M. Durant, JTWROS TOD.

(4)
Mr. Kirkland owns 6,500 shares indirectly through The Kirkland Family Trust DTD March 26, 2010, where Mr. Kirkland and his spouse are the grantors, beneficiaries, and trustees; and, he directly owns an additional 3,500 shares in his account, MSSB C/F Derek Kirkland, IRA.

(5)
Ms. Prieskorn owns 4,900 shares directly in a joint brokerage account in the name of L. Prieskorn and C. Prieskorn TTEE, where Ms. Prieskorn and her spouse are both the trustees and the beneficiaries.

(6)
Mr. Romine owns 38,001 shares directly in a joint brokerage account in the name of Scott Romine & Penny Romine, TTEE Eleven D Six Trust U/A 08/25/23, where Mr. Romine and his spouse are both the trustees and the beneficiaries.

2024 PROXY STATEMENT	39

Proposal 2 — Ratification of Independent Auditor
Proposal 2 — Ratification of
Independent Auditor
The Board of Directors recommends that you vote FOR the Ratification of the Appointment of KPMG LLP as Jackson Financial Inc.’s independent auditor for 2024
The Audit Committee and the Board of Directors believe that the continued retention of KPMG LLP (“KPMG”) to serve as the Company’s independent auditor for the year ending December 31, 2024, is in the best interests of the Company and its shareholders, and the Board is asking shareholders to ratify this appointment. Representatives of KPMG will be present at the meeting to respond to appropriate questions from shareholders and to make any desired statements. The Audit Committee is directly and solely responsible for the appointment or replacement, retention, termination, compensation, and oversight of the independent external audit firm that performs audit services. In considering KPMG’s appointment for the 2024 fiscal year, the Audit Committee performed the following:
Obtained and reviewed a KPMG report describing:
•
KPMG’s internal quality-control procedures;

•
any material issues raised by the most recent quality-control review, or peer review, of KPMG, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by KPMG, and any steps taken to deal with any such issues;

•
any publicly available reports issued within the past five years by the Public Company Accounting Oversight Board (“PCAOB”) or other governmental or professional authorities concerning KPMG; and

•
any PCAOB review of KPMG, or any inquiry or investigation by governmental or professional authorities within the past five years of KPMG, and any steps taken to deal with such issues.

Reviewed KPMG’s work in 2023 and evaluated KPMG’s qualifications, performance, and independence, including:
•
a review and evaluation of the lead partner on KPMG’s engagement with the Company;

•
an assessment of KPMG’s independence, including a review of all relationships between KPMG and the Company consistent with the applicable requirements of the PCAOB;

•
the matters required to be communicated to audit committees in accordance with Auditing Standard No. 1301;

•
the audit process, including, without limitation, any problems or difficulties encountered in the course of the performance of the audit, including any restrictions on the independent auditor’s activities or access to requested information imposed by management, and management’s response thereto, and any significant disagreements with management; and

•
any “management” or “internal control” letter issued or proposed to be issued by KPMG to the Company.

KPMG has been retained as the Company’s independent auditor continuously since 1999. To ensure continuing auditor independence, the Audit Committee will at least annually assess all relationships between the auditor and the Company consistent with the PCAOB requirements, review and evaluate the lead partner of the independent audit team, and ensure the proper rotation of KPMG’s audit partner, lead partner and concurring partner occurs.
Approval of the proposal requires the affirmative votes of a majority of the shares of Jackson common stock present or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as votes “against” the proposal.
40	2024 PROXY STATEMENT

Proposal 2 — Ratification of Independent Auditor
Pre-Approval Policy for Audit and Non-Audit Services
The Company has adopted a policy for the pre-approval of all audit and permitted non-audit services to be provided to Jackson by its independent auditor. The Audit Committee is responsible for the review and approval of any fees associated with those services. Specific pre-approval by the Audit Committee is required for any proposed services exceeding pre-approved fee levels.
The Audit Committee grants pre-approvals for categories of services at the start of each fiscal year. Pre-approvals are applicable for 12 months from the date of pre-approval. In considering these pre-approvals, the Audit Committee reviews detailed supporting documentation from the independent auditor for each proposed service to be provided. Unused pre-approval amounts do not carry forward to the next year.
The Audit Committee may delegate pre-approval authority for audit and non-audit services to one or more of its members, and such authority has been delegated to the chair of the Audit Committee. The decisions of any member to whom such authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management its responsibilities to pre-approve services performed by the Company’s independent auditor. The Audit Committee periodically reviews reports summarizing all services provided by the independent auditor.
The Company’s Senior Vice President, Controller and Chief Accounting Officer monitors services provided by the independent auditor and overall compliance with the pre-approval policy. The Senior Vice President, Controller and Chief Accounting Officer reports periodically to the Audit Committee on the status of outstanding engagements, including actual services provided and associated fees, and must promptly report any noncompliance with the pre-approval policy to the chair of the Audit Committee.
Audit Fees, Audit-Related Fees and All Other Fees
The following table sets forth the fees for professional services rendered by KPMG LLP, the Company’s independent auditor, with respect to fiscal years 2023 and 2022, respectively:
FEE CATEGORY	2023	2022
Audit Fees(1)	$10,628,095	$13,883,813
Audit-Related Fees(2)	$ 274,456	$ 302,890
Tax Fees(3)	$ 169,838	$ 265,815
All Other Fees(4)	—	—
Total Fees	$11,072,389	$14,452,518

(1)
Audit Fees. Consists of fees billed for professional services rendered for the audit of Jackson’s annual financial statements, review of the interim financial statements included in Jackson’s quarterly reports on Form 10-Q, comfort letters, and other services normally provided in connection with Jackson’s statutory and regulatory filings or engagements.

(2)
Audit-Related Fees. Consists of fees for services that were reasonably related to performance of the audit of the annual consolidated financial statements for the fiscal year, other than Audit Fees, such as employee benefit plan audits, internal control reviews, service organization control reports, and other attestation services.

(3)
Tax Fees. Fees for tax services include fees billed for professional services rendered for tax compliance, tax advice, tax planning, and tax consulting.

(4)
All Other Fees. Fees for all other services include fees billed for all other professional services rendered, other than those reported as “Audit Fees,” Audit-Related Fees” and “Tax Fees.”

2024 PROXY STATEMENT	41

Proposal 2 — Ratification of Independent Auditor
Report of the Audit Committee
The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities. The Board has determined that each of the members of the Audit Committee is “independent,” as that term is defined in the independence requirements for audit committee members contained in the applicable rules of the U.S. Securities and Exchange Commission (the “SEC”) and corporate governance standards of the New York Stock Exchange. The Audit Committee acts under a charter adopted by the Board that is reviewed annually. The charter is available in the Governance section of Jackson’s website at investors.jackson.com/governance.
Management is responsible for the Company’s internal controls, the financial reporting process, and for compliance with applicable laws and regulations. The Audit Committee’s responsibility is to monitor and oversee these processes. KPMG, the Company’s registered public accounting firm for the year ended December 31, 2023, was responsible for performing an independent audit of the Company’s consolidated financial statements covering that year and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, as well as expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.
In performing its responsibilities, the Audit Committee reviewed and discussed the Company’s audited consolidated financial statements and the effectiveness of internal control over financial reporting with management and KPMG. The Audit Committee discussed with KPMG matters required to be discussed under Statement on Auditing Standards No. 1301 “Communications with Audit Committees” adopted by the Public Company Accounting Oversight Board (the “PCAOB”). KPMG also provided to the Audit Committee the written disclosures and letter required by PCAOB standards concerning KPMG’s independence, and the Audit Committee discussed with KPMG that firm’s independence.
Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC.
Gregory T. Durant, Chair
Lily Fu Claffee
Derek G. Kirkland
Russell G. Noles
Members of the Audit Committee of
the Board of Directors
42	2024 PROXY STATEMENT

Proposal 3 — Say-on-Pay
Proposal 3 — Say-on-Pay
The Board of Directors recommends that you vote FOR the Advisory Vote to approve the compensation of the Named Executive Officers
As required by Section 14A(a)(1) of the Exchange Act and related rules of the SEC, the below resolution provides our shareholders an opportunity to approve, on a non-binding, advisory basis, the compensation of our named executive officers (“NEOs”) as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules. This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. The Company asks its shareholders for their non-binding advisory approval of the 2023 compensation of its NEOs. See the Compensation Discussion and Analysis section of this proxy statement.
Shareholders are being asked to approve the following resolution at the Annual Meeting:
RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.
Approval of the proposal requires the affirmative votes of a majority of the shares of Jackson common stock present or represented by proxy and entitled to vote at the annual meeting of shareholders. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will not affect the outcome of the vote.
We are asking our shareholders to vote “for” the approval of the compensation of the Company’s NEOs, as disclosed in the “Compensation Discussion and Analysis” section of this proxy statement, including the related tables, notes, and narrative.
While this Say-on-Pay vote is advisory and non-binding, the Board of Directors and the Compensation Committee of the Board, which is comprised of independent directors, value the opinions expressed by our shareholders and will consider the outcome of this Say-on-Pay vote when making future compensation decisions regarding the NEOs. The next say-on- pay vote will occur at the 2025 annual meeting of shareholders.
2024 PROXY STATEMENT	43

Compensation Discussion and Analysis
Compensation Discussion and Analysis
This compensation discussion and analysis provides information about the material elements of compensation provided in 2023 to our named executive officers (“NEOs”).
Our 2023 NEOs are as follows:
NAME	TITLE
Laura L. Prieskorn	Chief Executive Officer and Director
Marcia L. Wadsten	Executive Vice President and Chief Financial Officer
Craig D. Smith	President, CEO and Chief Investment Officer, PPM America, Inc.
Scott E. Romine	President and CEO, Jackson National Life Distributors LLC
Carrie L. Chelko	Executive Vice President and General Counsel
Executive Summary
2023 marked another successful year for Jackson and our stakeholders. Our results underscore Jackson’s ability to maintain financial and risk management discipline while continuing to serve our customers through product innovation, exceptional distribution partnerships, and industry-leading service.
A few examples of our management team’s strong performance and focused, diligent execution of Jackson’s 2023 financial and strategic plans include:
Financial and Capital Strength
For the third consecutive year, Jackson met or exceeded each of our key financial targets — risk-based capital ratio (RBC), holding company fixed expenses, and capital return to common shareholders.
We had a strong capital position at the operating company level, with an RBC ratio at Jackson National Life Insurance Company of 624% at year-end 2023, which was above our target range for normal market conditions. Holding company cash and highly liquid securities of $599 million at year-end was above the 2023 targeted minimum liquidity buffer.
We returned $464 million of capital to common shareholders through $255 million in share repurchases and $209 million in dividends, which was comfortably within our target range.
Importantly, in 2023 we received regulatory approval to establish and fund a new Michigan-based captive reinsurer, Brooke Life Reinsurance Company (“Brooke Re”), which was established and funded in January 2024. Brooke Re should allow us to optimize our hedging, stabilize capital generation, and produce more predictable financial results going forward. We have confidence in this arrangement and our healthy and profitable book of business such that we expect to achieve our capital return target established for 2024 of $550-$650 million, which represents a 20% increase over the prior year range.
Products, Sales, and Service
Our strength in the market has been built on our consistent presence, a compelling retirement value proposition, strong distribution relationships, and our award-winning customer service.
Total retail annuity sales in 2023 were $12.8 billion and we ended the year with a 12% increase in retail annuity account values, net of reinsurance, over the prior year. Variable annuity (VA) sales remained relatively stable over the course of the year, and we saw VA profitability improve with the rise in interest rates. In our second full year of selling registered index-linked annuities (RILAs), sales approached $3 billion, up 60% from 2022. Notably, RILA sales in the fourth quarter alone reached $1 billion.
We maintained a strong distribution network within our three traditional broker-dealer channels and continued to expand our strong presence among the growing independent registered investment advisers (RIAs) channel. We ended 2023 with more than 1,380 RIA firm agreements providing access to more than 11,700 investment advisor representatives.
44	2024 PROXY STATEMENT

Compensation Discussion and Analysis
We were once again recognized by Service Quality Measurement Group, Inc. for excellence in contact center service, including Highest Customer Service in the Financial Industry in 2023. We were also ranked second for overall operational capabilities in 2023 by Operations Managers’ Roundtable, a cohort of our broker-dealer partners.
Corporate Responsibility
Our 2022 report for corporate responsibility was published in May 2023 and provides an update on programs and initiatives underway that support our corporate responsibility and sustainability efforts. These efforts are designed to maintain our balanced, long-term approach to serving our stakeholders as we continue to evolve and adapt to a changing market environment. Priorities highlighted in the report based on their materiality to our business or stakeholders include: customer advocacy and investing responsibly, associate culture and development, philanthropy and volunteerism, climate change, waste reduction and recycling efforts, ecology and our strong governance and business practices. With respect to human capital management, the company’s strategy is rooted in our core values of Empower, Execute, Respect and Create. Our 2023 accomplishments reflect the hard work of our many talented associates who come to Jackson to work with a market leader and our associates routinely rate our compensation and benefits packages highly and the organization places an emphasis on workforce development and inclusion, highlighting opportunities for growth within the organization.
Compensation Philosophy
Our compensation philosophy is designed to align the interests and incentives of our NEOs with those of our long-term shareholders by linking a substantial portion of each NEO’s compensation to achievement of performance metrics aligned with our strategy and includes the following general principles and objectives:
PAYING FOR PERFORMANCE	The majority of executive compensation is in the form of variable elements that are based on Company and individual performance results that drive increases in shareholder value
PROVIDING COMPETITIVE TARGET TOTAL DIRECT COMPENSATION (“TDC”) OPPORTUNITIES	We aim to offer competitive compensation that enables us to attract, motivate and retain high-performing executives
ALIGNING EXECUTIVES’ INTERESTS WITH SHAREHOLDER INTERESTS	A significant portion of our NEOs’ target TDC is delivered in the form of stock- based incentives
ENCOURAGING LONG-TERM DECISION-MAKING	Our long-term incentive compensation program includes awards with multi-year overlapping performance or vesting periods
AVOIDING PROBLEMATIC PAY PRACTICES	We do not provide excessive perquisites, excessive change in control severance pay or excise tax gross-ups, and we will not reprice stock options without shareholder approval
REINFORCING STRONG RISK MANAGEMENT	Our compensation program is designed to avoid providing our associates with incentives to take excessive risks
MAINTAINING STRONG GOVERNANCE
Fostered by Compensation Committee oversight of our executive compensation program, we have a rigorous process in place to:
•
review plan design,

•
set financial goals and target TDC levels,

•
review risk, control and conduct issues, and

•
adjust compensation levels as appropriate

2024 PROXY STATEMENT	45

Compensation Discussion and Analysis
Our Compensation and Governance Practices
WHAT WE DO	WHAT WE DON’T DO
Pay-for-performance compensation philosophy	No hedging or pledging of Company stock by executive officers or directors
Significant majority of executive compensation in the form of at-risk, performance-based pay
Annual incentive program linked to financial and strategic goals including corporate responsibility performance	No “single-trigger” or excessive change in control severance benefits
Multi-year vesting and/or performance periods for equity grants; appropriately capped incentive levels
Multiple performance metrics that deter excessive focus on a singular performance goal	No golden parachute excise tax gross-ups in connection with a change in control
“Clawback” policy for incentive programs including recoupment provisions in the event of a financial restatement, breach of law, company conduct, or misconduct	No repricing of options permitted in the Jackson Financial Inc. 2021 Omnibus Incentive Plan (“Jackson OIP”) without shareholder approval
Robust stock ownership guidelines
Annual assessment of compensation risks	No evergreen provision in the Jackson OIP
Limited perquisites	No payout of dividend equivalents accrued on equity awards unless and until underlying award vests
Independent compensation consultant
Say-on-Pay Results
At our 2023 annual meeting of shareholders, strong support was expressed for our executive compensation programs with nearly 98% of votes cast in favor of the non-binding advisory resolution on executive compensation. The results of our “say-on-pay” advisory vote and feedback from our shareholder outreach discussions are part of the Compensation Committee’s regular review of our executive compensation programs.
Role of the Compensation Committee
The Compensation Committee discharges the Board’s responsibilities relating to executive compensation. The Compensation Committee is currently responsible for:
•
Establishing and periodically reviewing the Company’s general compensation philosophy, strategy and principles, and, in consultation with senior management and taking into account shareholder feedback (including the results of our Say-on-Pay vote), overseeing the development and implementation of compensation programs in accordance with those principles.

•
Annually reviewing and approving corporate goals and objectives relevant to the CEO’s total compensation, evaluating the CEO’s performance and recommending for approval by the independent directors of the Board the CEO’s total compensation level.

•
Annually reviewing and approving corporate goals and objectives relevant to the compensation of the other NEOs; with input from the CEO, evaluating the performance of these executive officers, reporting the results to the Board, and reviewing and approving incentive compensation levels for NEOs other than the CEO.

•
Reviewing and approving all compensation arrangements for executive officers other than the CEO, including employment, consulting, retirement, severance, and change in control agreements.

•
Reviewing and making recommendations to the Board with respect to the Company’s equity-based compensation programs.

46	2024 PROXY STATEMENT

Compensation Discussion and Analysis
•
Reviewing and approving the Company’s annual incentive compensation programs.

•
Reviewing and overseeing compliance with the Company’s executive officer stock ownership guidelines, hedging, pledging, and clawback policies.

•
Overseeing management’s efforts to ensure the Company’s compensation programs do not encourage excessive or inappropriate risk-taking.

The Role of Our CEO
Ms. Prieskorn, as part of her responsibilities as CEO, evaluates each other executive officer’s performance and makes recommendations regarding the executive officers’ compensation to the Compensation Committee.
The Role of the Compensation Committee’s Independent Compensation Consultant
In overseeing the Company’s compensation programs, the Compensation Committee develops programs based on its own deliberations and recommendations from management and from compensation and benefits consultants, including its independent compensation consultant, Mercer (US) LLC (“Mercer”). Mercer provides research, analysis, and independent advice on topics such as the compensation of our NEOs, executive compensation trends, and peer companies that may be utilized for comparative purposes. Mercer reports directly to the Compensation Committee, and the Compensation Committee may replace the firm or hire additional consultants or advisors at any time.
At the Compensation Committee’s direction, Mercer attends Compensation Committee meetings, reviews and advises on all materials provided to the Compensation Committee for discussion and approval, and undertakes special projects as assigned.
The Compensation Committee has assessed the independence of Mercer based on the New York Stock Exchange listing standards and applicable SEC rules and regulations and concluded that Mercer’s engagement does not raise any conflicts of interest.
Compensation Peer Group
Prior to setting target compensation levels for our NEOs, the Compensation Committee reviews the base salary, target short-term incentive, target equity-based long-term incentive (“LTI”) and target TDC of each NEO, and compares these elements of compensation to equivalent positions at a select group of peer companies. This peer group is evaluated by the Compensation Committee on an annual basis taking into account the advice of its independent compensation consultant. The companies in our peer group were selected after careful consideration of a range of relevant factors including size, industry and companies with which we compete for executive talent, among other factors. The Compensation Committee considers pay data from the peer group as an important reference point in determining how to continue to provide competitive pay opportunities.
The peer group used for 2023 executive compensation decisions was the same as the group used in 2022, and included the following companies:
2023 COMPENSATION PEER GROUP
American Equity Investment Life	Ameriprise Financial	Brighthouse	CNO Financial

Equitable	Genworth Financial	Guardian Life	Lincoln National

Pacific Life	Principal Financial	Unum Group	Voya Financial
2024 PROXY STATEMENT	47

Compensation Discussion and Analysis
Elements of Our Executive Compensation Program
Overview
For 2023, the compensation program for our NEOs consisted of base salary, cash-based short-term annual incentive bonus, LTI and limited perquisites. Collectively, these elements of compensation are designed to further the goals set forth in our compensation principles and our pay-for-performance philosophy.
The graphics below present the 2023 target pay mix for our CEO and average target pay mix of our other NEOs.
What’s New with Our 2023 Compensation Program
We made the following changes to our compensation design for 2023. More information is included in the “Short-Term Incentives for 2023” and “Long-Term Incentive Awards Granted in 2023” sections.
COMPENSATION PROGRAM CHANGES
Compensation Program	Change Made	Reason for Change
Short-term Incentive Program	Replaced Excess Capital Generation metric with Controllable Costs	Reflects strategic focus on cost management
Short-term Incentive Program	Increased Weighting for Pretax Adjusted Operating Earnings metric to 60% from 40%	Increases emphasis on earnings
Short-term Incentive Program	Changed Mr. Smith’s short-term incentive payout to include both the results of the Jackson Financial Inc. Annual Bonus Program and the PPM Bonus Pool	Emphasizes Mr. Smith’s and PPM’s contribution to the success of Jackson Financial Inc.
Long-term Incentive Program	Added a relative Total Shareholder Return metric as a modifier to performance share unit award results	Further supports shareholder alignment
Long-term Incentive Program	Removed Mr. Smith’s eligibility in the PPM Performance Incentive Award (“PIA”) cash long-term incentive program and reallocated his prior PIA target award to equity-based long-term incentives	Better aligns with other NEOs’ pay structures and further strengthens shareholder alignment
We discuss below each element of our executive compensation, the reason for providing each element, and how each element fits into our overall compensation philosophy.
48	2024 PROXY STATEMENT

Compensation Discussion and Analysis
Base Salary
The Company provides base salaries that are reflective of the responsibilities of each role while maintaining competitiveness in the markets in which we compete for talent. Consistent with our pay-for-performance philosophy, base salaries comprise not only the smallest percentage of our NEOs’ total compensation, but also the only fixed pay element. The Compensation Committee annually reviews and, if appropriate, adjusts each NEO’s base salary. For the CEO’s base salary, the Compensation Committee recommends any adjustment to our independent directors of the Board for approval. When determining if a base salary adjustment is warranted, the Compensation Committee considers several factors including:
•
Company performance against business objectives,

•
changes in individual levels of responsibility,

•
individual performance and experience,

•
market data regarding similar positions in our peer group and the broader financial sector,

•
salaries of similar internal roles,

•
knowledge of our unique business and relationships, and

•
general economic conditions.

While the Compensation Committee considers the above factors to guide their decisions, it does not rely on them exclusively. The Compensation Committee exercises its business judgment based on a thorough assessment of our NEOs’ compensation levels and their overall alignment with our compensation philosophy and pay strategy.
In February 2023, the Compensation Committee approved the base salary for each NEO, except for Ms. Prieskorn, whose base salary was approved by the independent members of the Board. The table below sets forth the annualized base salaries of our currently employed NEOs as of December 31, 2023.
NAME	2023 SALARY (AS OF DECEMBER 31, 2023)
Laura L. Prieskorn	$1,000,000
Marcia L. Wadsten	$800,000
Craig D. Smith	$540,000
Scott E. Romine	$650,000
Carrie L. Chelko	$510,000
Short-Term Incentives for 2023
The annual incentive plan is an important element of NEO compensation. The annual incentive focuses NEOs on the achievement of organizational and individual results within a performance year by providing variable compensation that is determined by performance, measured on a Company-wide basis or with respect to one or more business units, divisions or affiliates, and on individual performance. The target performance objectives are intended to balance the need to achieve our financial and strategic goals while setting challenging standards of performance.
Prior to 2023, Mr. Smith only participated in the PPM Bonus Pool. However, in December 2022, the Compensation Committee approved a change whereby a portion of Mr. Smith’s bonus is based on the results of the Jackson Annual Bonus Program and the remaining portion on the results of the PPM Bonus Pool. Ms. Prieskorn, Ms. Wadsten, Mr. Romine and Ms. Chelko will continue to participate in the Jackson Annual Bonus Program.
Details regarding these annual incentive programs are discussed below.
2024 PROXY STATEMENT	49

Compensation Discussion and Analysis
Jackson Annual Bonus Program
Participants in the 2023 Jackson Annual Bonus Program are eligible to receive payouts at various thresholds based on achievements of certain performance measures established by the Compensation Committee at the beginning of each fiscal year.
For the 2023 performance year, our Compensation Committee approved the following quantitative and qualitative performance measures:
2023 SHORT-TERM INCENTIVE PERFORMANCE METRICS
Goal	Weighting	Purpose
Pretax Adjusted Operating Earnings	60%	Measures profitability Weighting increased to 60% from 40% in 2022
Controllable Costs	20%
Reflects the strong historical, cultural, and strategic focus on cost management
Replaced prior metric of Excess Capital Generation, which is similar to the “Generation of Net Cash Flow Available to JFI” metric used for the LTI program and more appropriate for measurement over a multi-year period

Key Strategic Objectives	20%
Encourages the achievement of various business objectives including balance sheet health, product distribution, and ESG initiatives
•
Balance Sheet Health

◦
Achieve operating company risk-based capital (RBC) levels within our targeted range, appropriately managed within our risk framework

•
Distribution Partners and Channels

◦
Increase number of advisors selling more than one product group

◦
Grow the number of new advisors who sell our products

◦
Increase the number of advisors with production meeting top producer status

•
ESG Objectives

◦
Grow and secure a competitive advantage by evolving our inclusive work culture through education, expansion of our diverse talent pools and building corporate accessibility strategies

◦
Reduce our impact to the environment through efficient water consumption, maintenance of energy star certifications, and use of renewable energy through our solar farm project

◦
Drive philanthropic efforts which engage our associates to volunteer in our local communities

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Compensation Discussion and Analysis
2023 Annual Bonus Performance Metric Results
The table below describes the threshold, target, and maximum payout levels for each performance measure, including the performance outcome achieved and the payout percentage for each performance measure (including the overall cumulative payout percentage, which is used to determine the ultimate payout against the target annual cash incentive amount for each NEO).
2023 SHORT-TERM INCENTIVE PERFORMANCE METRIC RESULTS(1)
Goal	Weighting	Threshold	Target	Maximum	Performance Outcome	Payout Percentage	Weighted Payout
		50%	100%	200%
Pretax Adjusted Operating Earnings(2)	60%	$924m	$1,155m	$1,386m	$1,238m	135.9%	81.5%
Controllable Costs(3)	20%	$837m	$761m	$685m	$714m	161.8%	32.4%
Key Strategic Objectives(4)	20%	See description above			Above Target	144.4%	28.9%
Cumulative Payout Percentage							142.8%

(1)
If the performance outcome is below the threshold level for a performance measure, then there is a 0% payout for such measure. If the performance outcome for a performance measure is between the threshold and target levels, or the target and maximum levels, then straight-line interpolation is used to determine the payout percentage.

(2)
Please see Appendix A for the reconciliation of “Pretax Adjusted Operating Earnings” to the most comparable U.S. GAAP measure, and the adjustments made to “Pretax Adjusted Operating Income” pursuant to the terms of the annual bonus program.

(3)
Please see Appendix A for the reconciliation of “Controllable Costs” and the adjustments made to “Controllable Costs” pursuant to the terms of the annual bonus program.

(4)
The Compensation Committee determined that management exceeded the Key Strategic Objectives noting among other items, that:

–Balance Sheet Health: RBC at December 31, 2023 was 624%, well above the upper end of the targeted range, and the establishment of Brooke Re was a substantial accomplishment to help better position Jackson for future success as we seek to optimize our future hedging, stabilize capital generation, and produce more predictable financial results going forward. Management continued to exhibit a strong risk culture and appropriate behaviors, proactively identifying, escalating, reporting, and informing the board on key issues.
–Distribution Partners and Channels: Continued solid growth in new advisors — including new relationships, expansion of existing relationships across additional products, and re-engagement of past advisors — along with continued growth in RILA as a core product.
–ESG: Substantially exceeded goals focused on several areas, including: training on inclusive behavior, teamwork, and collaboration; supporting the communities within which we work and live through volunteerism; and reducing our impact on the environment through measures such as the generation of renewable energy.
PPM 2023 Bonus Pool. Mr. Smith also participated in the PPM 2023 Bonus Pool (the “PPM Bonus Pool”), approved by the Compensation Committee for PPM associates. In 2023, 90% of the PPM Bonus Pool was funded based on investment criteria delivered for each of PPM’s clients. For some clients, the assessment was based primarily on one- and three-year performance of funds against their respective benchmarks or peer groups; for others, it was a combination of investment performance and other measures, such as purchase spreads or credit losses. Each client also had the opportunity to assess a discretionary element to address issues like client service, compliance, and similar factors. The remaining 10% of the PPM Bonus Pool was funded based on a qualitative assessment of PPM’s achievement of fundamental financial and productivity goals relating to external distribution, successful execution of Collateralized Loan Obligation (“CLO”) business and managing expenses. Based on 2023 performance, the PPM Bonus Pool was funded at 124.7% of the target funding amount.
Annual Bonus Payout Amounts for Fiscal Year 2023
2023 BASE SALARY	X	ANNUAL BONUS TARGET	X	APPROVED PAYOUT PERCENT	=	ANNUAL BONUS AMOUNT
To receive an annual bonus, an NEO must remain employed by the Company through the payment date, except in cases of termination due to death, disability or qualifying retirement (each as defined in the Jackson OIP), in which case the NEO will be paid a pro-rated bonus based on the portion of the performance year worked.
The Compensation Committee, in its discretion, may vary individual bonus percentage payouts based on an individual NEO’s performance. For 2023, the Compensation Committee determined that it was appropriate to award a cash bonus based on the full bonus pool funding level of 142.8% for Mr. Smith, Mr. Romine and Ms. Chelko. In addition, the Compensation Committee approved a bonus award at 175.0% of target for Ms. Prieskorn and 160.7% of target for
2024 PROXY STATEMENT	51

Compensation Discussion and Analysis
Ms. Wadsten in consideration of their extraordinary performance in the formation of Brooke Life Reinsurance Company and achievement of the Company’s strategic goals in 2023.
The table below sets forth the 2023 target bonuses and actual bonus amounts earned for each of our NEOs. The cash bonuses earned by these NEOs are reflected in the “Non-Equity Incentive Compensation” column of our 2023 Summary Compensation Table.
	2023 SHORT-TERM INCENTIVE PROGRAM AWARDS
NAMED EXECUTIVE OFFICER	Target Bonus	Approved Payout as Percentage of Target	Actual Bonus Amount
Laura L. Prieskorn	$2,000,000 (200% of Base Salary)	175.0%	$3,500,000
Marcia L. Wadsten	$1,400,000 (175% of Base Salary)	160.7%	$2,250,000
Craig D. Smith	$1,566,000 (165% of Base Salary for Jackson) (125% of Base Salary for PPM)	135.0% (142.8% for Jackson) (124.7% for PPM)	$2,114,100
Scott E. Romine	$975,000 (150% of Base Salary)	142.8%	$1,392,300
Carrie L. Chelko	$765,000 (150% of Base Salary)	142.8%	$1,092,400
Long-Term Incentive Awards Granted in 2023
Our LTI program is designed to incentivize the delivery of longer-term business goals, sustainable long-term returns for shareholders, and strategic priorities. In line with our pay-for-performance philosophy, LTI compensation forms a significant part of the compensation package for each of our NEOs. The LTI program also serves as a key tool for attracting and retaining senior-level talent and rewards participants based on longer-term business outcomes to align our NEOs’ interests with the interests of our shareholders.
Each NEO was granted an award of performance share units (“PSUs”) and restricted share units (“RSUs”) on March 10, 2023 (the “2023 Grant Date”) under our LTI program. Each NEO’s aggregate target LTI award for 2023 was granted 60% in the form of PSUs and 40% in the form of RSUs. The number of units granted to each NEO was determined by dividing the dollar value of the NEO’s target award by the average closing price of the Company’s common stock for the 10-trading day period immediately prior to the 2023 Grant Date. Any PSUs and RSUs that vest will be settled in shares of the Company’s common stock. To further strengthen the alignment of executives’ interests with those of long-term shareholders, all equity awards are subject to our Compensation Clawback Policy, stock ownership guidelines and our JFI Insider Trading Policy.
2023 PSU Awards. The 2023 PSUs may be earned based on the Company’s achievement of certain financial performance measures over a three-year performance period commencing on January 1, 2023 and ending on December 31, 2025. PSUs may vest between 0% and 200% of the target award based on the level of achievement of the performance measures. The performance measures used for the PSUs focus on critical financial measures and provide a balance between cash flow generation and return on equity. The performance measures are as follows:
•
Generation of Net Cash Flow Available to JFI (60%), which supports facilitation of debt repayment and shareholder capital return; and

•
Adjusted Operating ROE Attributable to Common Shareholders (“Adjusted Operating ROE”) (40%), which helps ensure strong underlying financial performance of the business.

In connection with its annual review of our LTI program, in consideration of shareholder feedback and upon the advice of its independent compensation consultant, the Compensation Committee added a relative total shareholder return (“rTSR”) modifier to the 2023 PSU awards. The inclusion of rTSR in determining performance for the 2023 PSU awards further supports shareholder alignment and is consistent with the design of most peer company LTI programs.
Pursuant to the rTSR modifier, the Company’s share price performance will be assessed over the three-year performance period compared against the performance of the S&P Insurance Select Industry Index, an industry peer group. As indicated
52	2024 PROXY STATEMENT

Compensation Discussion and Analysis
in the schedule shown below, the modifier will be applied to the vesting result otherwise achieved under Generation of Net Cash Flow Available to JFI and Adjusted Operating ROE metrics. However, the maximum number of PSUs that can be earned cannot exceed the maximum target of 200%, regardless of the rTSR modifier.
rTSR Modifier(1)
Performance Quartile	Payout Modifier
Top Quartile	120%
2nd and 3rd Quartiles	100%
Bottom Quartile	80%
The weighting and the threshold, target, and maximum performance goals for each of the two performance measures are set forth in the following table.
2023-2025 GOALS(1)
Performance Measure	Weighting	Threshold (50% Payout)	Target (100%Payout)	Maximum (200% Payout)
Generation of Net Cash Flow Available to JFI(2)	60%	$2,949m	$4,449m	$5,949m
Adjusted Operating ROE(2)	40%	12.0%	15.0%	18.0%

(1)
If performance is below the threshold level for a performance measure, then the payout percentage will be 0% for that measure. If performance is achieved between the threshold and target levels, or between the target and maximum levels, then the payout percentage will be determined by straight-line interpolation.

(2)
This is a non-GAAP measure. See Appendix A for reconciliation to the most directly comparable financial measure or measures calculated and presented in accordance with U.S. GAAP.

Any PSUs that become earned based on the achievement of the performance measures will vest on March 10, 2026. The table below sets forth the target number of PSUs granted to each NEO in 2023 under our LTI program and the value of such PSUs based on a grant date fair value of $43.90, using a Monte Carlo valuation model.
NEO	PSUs (#)	GRANT DATE FAIR VALUE ($)
Laura L. Prieskorn	89,717	3,938,576
Marcia L. Wadsten	33,126	1,454,231
Craig D. Smith	31,193	1,369,373
Scott E. Romine	23,464	1,030,070
Carrie L. Chelko	15,873	696,825
2023 RSU Awards. The RSUs granted in 2023 will vest in equal tranches on the first, second and third anniversaries of the 2023 Grant Date. The table below sets forth the number of RSUs granted to each NEO in 2023 under our LTI program and the value of such RSUs based on closing price of the Company’s common stock on the 2023 Grant Date of $40.02.
NEO	RSUs (#)	GRANT DATE FAIR VALUE ($)
Laura L. Prieskorn	59,811	2,393,636
Marcia L. Wadsten	22,084	883,802
Craig D. Smith	20,795	832,216
Scott E. Romine	15,642	625,993
Carrie L. Chelko	10,582	423,492
If the Company declares and pays a cash dividend on its common shares, a dividend equivalent equal to the cash dividend will be credited on then outstanding PSU and RSU awards. That dividend equivalent will be deemed reinvested in additional PSUs or RSUs, as applicable, and will be subject to the same vesting and other terms and conditions as the underlying PSU or RSU awards. A dividend equivalent is not payable unless and until the related PSU or RSU award is paid.
PSUs and RSUs vest subject to an NEO’s continued employment through the vesting date(s). The treatment of outstanding PSU and RSU awards upon an NEO’s termination and/or a change in control of the Company is described below in the “Potential Payments Upon Termination or Change in Control” section.
2024 PROXY STATEMENT	53

Compensation Discussion and Analysis
Performance-Based LTI Awards Vested in 2023
Award achievement for the 2021 PSU Awards. The 2021 PSU awards had a three-year performance period commencing on January 1, 2021 and ending on December 31, 2023. These PSUs may also vest between 0% and 200% of the target award based on the level of achievement of the performance measures. On February 1, 2024, the Compensation Committee met to review and certify the performance measures for the 2021 PSU awards. The performance measures, certified achievement and vesting percentage are as described below. These awards vested on April 4, 2024, the thirty-month anniversary of the grant date. These awards were granted on October 4, 2021 at the time of our demerger with Prudential plc and had a thirty-month vesting period to closer align with vesting schedule for grants that were outstanding at the time of the demerger.
2021-2023 GOALS(1)
Performance Measure	Weighting	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	Certified Achievement	Vesting Percentage	Weighted Payout
Generation of Net Cash Flow Available to JFI(2)	60%	$1,559m	$2,059m	$2,559m	$1,934m	88%	53%
Adjusted Operating ROE(2)	40%	15.0%	18.7%	22.4%	17.5%	84%	34%
Final Vesting Percent							86%

(1)
If performance is below the threshold level for a performance measure, then the payout percentage will be 0% for that measure. If performance is achieved between the threshold and target levels, or between the target and maximum levels, then the payout percentage will be determined by straight-line interpolation.

(2)
This is a non-GAAP measure. See Appendix A for reconciliation to the most directly comparable financial measure or measures calculated and presented in accordance with U.S. GAAP.

PPM Performance Incentive Award Plan. Prior to 2023, Mr. Smith also participated in the PPM Performance Incentive Award Plan (the “PIA”). The PIA is intended to further align individual compensation to the investment performance delivered to PPM clients. The 2020 PIA awards previously granted to Mr. Smith in 2020 vested in April 2023. The cash amount payable under this award ($410,469) is included in the “Non-Equity Incentive Compensation” column of our Summary Compensation Table. The amount was determined based on returns in the PPM Core Plus Fixed Income Fund, PPM High Yield Core Fund, and PPM Small Cap Value Fund (the latter of which no longer exists) managed by PPM during the three-year performance period, which represented a return of 26.3% on the original grant amount of $325,000 in 2020.
Stock Ownership Guidelines
The Compensation Committee oversees stock ownership guidelines applicable to senior executives of the Company. The key terms of the stock ownership guidelines are as follows:
TITLE	REQUIRED HOLDINGS
CEO	7 x annual base salary
Executive Committee members	4 x annual base salary
Senior Vice Presidents (and equivalent)	1 x annual base salary
Each covered executive is required to achieve the applicable stock ownership level within five years after becoming subject to it. For purposes of determining ownership levels, stock held outright, stock held in retirement accounts, and unvested stock-settled RSUs granted under the Jackson OIP are counted. Unvested PSUs do not count toward determining ownership levels. Once an executive has acquired sufficient Company common stock to meet the share ownership requirement, such number of shares then becomes the officer’s minimum ownership requirement (even if the officer’s salary increases or the fair market value of such shares subsequently changes) unless the officer is promoted to a higher level. If a covered executive fails to meet the guidelines within five years, a mandatory deferral of all or a portion of the executive’s annual bonus payment into RSUs will be applied. All NEOs are in compliance with the Company’s stock ownership guidelines.
Nonqualified Deferred Compensation Plan
Jackson National Life Insurance Company Management Deferred Income Plan (“MDIP”). All NEOs are eligible to participate in the MDIP, an unfunded, non-qualified deferred compensation plan offered to a select group of management and highly compensated associates. Participation in the MDIP is voluntary and provides participants the opportunity to
54	2024 PROXY STATEMENT

Compensation Discussion and Analysis
defer income until a later date. Participants may elect to defer a portion of their salary and/or annual incentive bonus during an open enrollment period prior to the year in which the compensation is earned. Amounts deferred are credited to a bookkeeping account and are always 100% vested. A participant may direct the deemed investment of his or her account among the notional investment options available. A participant may elect to receive payment of deferred amounts upon termination of employment or after a specified calendar year. Payment options include a single lump sum or annual installments not to exceed 25 years.
For more information on the Company’s deferred compensation plans, see the fiscal year 2023 Nonqualified Deferred Compensation table.
Tax Implications
Section 162(m) of the Internal Revenue Code generally limits the deductibility, for federal income tax purposes, of compensation paid to certain executives of publicly held companies to $1 million per person per year. As a publicly held Company, we are subject to the Section 162(m) compensation deduction limits. However, our Compensation Committee has the ability to authorize compensation payments that are not deductible for federal income tax purposes when the Compensation Committee believes that such payments are appropriate to attract, retain and incentivize executive talent.
Limited Perquisites and Other Benefits
The Company provides limited perquisites to its associates, including the NEOs, to facilitate the performance of their management responsibilities.
Corporate Aircraft. We maintain corporate aircraft which are used primarily for business travel by our executive officers to provide the CEO and certain direct reports of the CEO with a secure and private environment in which to work while they travel. The use of corporate aircraft also allows for more efficient and effective use of such executives’ time, given the Company’s various locations and, with respect to our Lansing headquarters, distance from major commercial airports. It also enables our NEOs to work more productively on confidential and sensitive matters while traveling.
The NEOs and their guests may occasionally use our corporate aircraft for non-business purposes, subject to approval on a case-by-case basis and the availability of planes and crews.
Our NEOs incur taxable income, calculated in accordance with the U.S. Department of Transportation Standard Industry Fare Level Rates, for personal use of our corporate aircraft. We do not grant bonuses or other compensation to cover, reimburse, or otherwise “gross-up” any income tax owed for personal travel on our corporate aircraft.
Financial Planning and Tax Preparation Services. We offer to reimburse our NEOs, along with certain other officers, up to a maximum of $15,000 annually for any combination of tax/financial-planning services and tax-preparation services provided by a certified public accountant.
Executive Physicals. We offer an executive physical program to our NEOs and certain other officers to promote annual preventive physicals that are comprehensive and are provided in a manner and format that minimizes the NEO’s time away from the office.
Jackson Financial Inc. Severance Plan
All NEOs are eligible to participate in the Jackson Financial Inc. Severance Plan (“Severance Plan”). The Compensation Committee adopted the Severance Plan, effective as of November 7, 2022, to provide severance benefits to a select group of officers. The CEO’s eligibility to participate in the Severance Plan was approved on November 7, 2022 by the independent directors of the Board.
The Severance Plan provides for a lump sum cash payment to a participant in the event of his or her employment termination by the Company without Cause or by the participant with Good Reason, each as defined in the Severance Plan. The participant’s receipt of that lump sum cash payment is conditioned upon the participant’s execution and non- revocation of a release of claims in favor of the Company. The amount of the lump sum cash payment for the NEO group in the event of a qualifying termination under the Severance Plan is calculated as:
•
for the CEO, a two times multiple of the “severance compensation basis”; and

•
for the other NEOs, a 1.5 multiple of the “severance compensation basis”.

The “severance compensation basis” includes a participant’s annual base salary, target annual bonus for the year of termination and the amount required for 12 months of COBRA continuation coverage. The Severance Plan also provides
2024 PROXY STATEMENT	55

Compensation Discussion and Analysis
for the payment of a pro-rated annual bonus for the year in which the termination occurs and, if termination occurs before the annual bonus for the immediately prior year is paid, an earned annual bonus for that prior year. The payments are in addition to payments in respect of accrued rights, which include accrued but unpaid base salary, and benefits provided under the Company’s associate benefit plans upon a termination of employment. In the event of a termination for Cause, the Severance Plan provides for the payment of the accrued rights, but not a lump sum cash payment, a pro- rated annual bonus, or an earned annual bonus.
If the participant holds outstanding LTI awards at termination, those awards are treated in the manner set forth in the relevant plan document and award agreement(s).
Retirement Plans
All NEOs participate in the Jackson National Life Insurance Company Defined Contribution Retirement Plan (“DCRP”), in which all U.S.-based associates are generally eligible to participate. Under the DCRP, a 401(k) plan, associates are permitted to contribute a percentage of their annual eligible compensation, subject to limits imposed by the Internal Revenue Code and the DCRP. The Company matches 100% of the first six percent of eligible compensation contributed and may make a discretionary profit-sharing contribution. We do not provide or maintain any defined benefit plans or supplemental executive retirement plans.
Compensation Clawback Policy
The Company maintains a Compensation Clawback Policy, which provides the Compensation Committee the ability to recover certain incentive-based compensation from current and former executives, including our NEOs, in the event of fraud, malfeasance and/or an accounting restatement resulting from material non-compliance with financial reporting requirements. The accounting restatement recoupment provisions summarized below comply with the NYSE requirements and became effective as of December 1, 2023, for any incentive compensation received on or after October 2, 2023. In addition, the Company has expanded its policy beyond the minimum requirements to recoup incentive compensation in the event of breach of law, company conduct, or misconduct.
•
Accounting Restatement: In the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with financial reporting requirements under securities laws, the Company is required to recoup any excess incentive compensation received by any executive officer during the three prior fiscal years that was predicated on achieving certain financial results that are subsequently the subject of such accounting restatement.

•
Misconduct: The Compensation Committee may, in its sole discretion, seek recoupment of incentive compensation from any executive officer if it concludes that the executive engaged in fraud, embezzlement, or a violation of his or her employment agreement including:

◦
the violation of the Company’s Code of Conduct and Business Ethics, or

◦
misconduct that either results in or could reasonably be expected to result in material reputational or other harm to the Company.

56	2024 PROXY STATEMENT

Compensation Discussion and Analysis
Report of the Compensation Committee
The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) with management. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in the Company’s proxy statement for its 2024 Annual Meeting of Shareholders and in its Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the U.S. Securities and Exchange Commission. The Compensation Committee acts under a charter that is reviewed annually. The current Charter is available to shareholders at the Governance section of Jackson’s investor relations page of its website at investors.jackson.com/governance.
Esta E. Stecher, Chair
Gregory T. Durant
Steven A. Kandarian
Drew E. Lawton
Members of the Compensation Committee
of the Board of Directors
2024 PROXY STATEMENT	57

Executive Compensation Tables
Executive Compensation Tables
Summary Compensation Table
The following Summary Compensation Table and accompanying footnotes present important information regarding compensation for each of our NEOs. Additional information regarding the elements of compensation approved by the Compensation Committee are detailed in the Compensation Discussion and Analysis above.
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)(1)	BONUS ($)	STOCK AWARDS ($)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)(4)	ALL OTHER COMPENSATION ($)(5)	TOTAL COMPENSATION ($)
Laura L. Prieskorn Chief Executive Officer	2023	1,000,000	—	6,332,212	3,500,000	—	143,110	10,975,322
	2022	1,000,000	—	6,187,302	1,800,000	33,291	74,120	9,094,713
	2021	768,846	268	5,299,800	8,220,000	42,855	122,406	14,454,175
Marcia L. Wadsten Executive Vice President & Chief Financial Officer	2023	800,000	—	2,338,033	2,250,000	—	39,600	5,427,633
	2022	800,000	—	2,231,444	1,260,000	67,589	36,600	4,395,633
	2021	576,635	3,844	3,368,068	2,959,200	89,783	34,800	7,032,330
Craig D. Smith President Chief Executive Officer and Chief Investment Officer, PPM	2023	537,693	—	2,201,589	2,524,569	—	42,050	5,305,901
	2022	525,000	—	1,775,005	1,908,391	—	36,600	4,224,997
	2021	450,000	224	1,337,297	2,536,505	—	34,800	4,358,826
Scott E. Romine President of Jackson National Life Distributors	2023	650,000	—	1,656,063	1,392,300	—	49,062	3,747,425
	2022	650,000	1,648	1,648,228	877,500	5,780	36,600	3,219,756
	2021	358,654	247	1,579,847	1,435,500	6,507	34,800	3,415,555
Carrie L. Chelko Executive Vice President & General Counsel	2023	500,769	—	1,120,317	1,092,400	—	49,199	2,762,685

(1)
Amounts reported in this column reflect the actual amount of base salary paid to each NEO in that year.

(2)
Amounts in this column reflect the aggregate grant date fair value of stock awards granted in the applicable year calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“ASC 718”). See Note 18 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 for assumptions used to determine the values of these awards.

The amounts included in this column for PSUs granted in 2023 under the Company’s LTI program are calculated based on the achievement of the performance goals at target levels for such awards. If the highest level of performance is achieved, based on the grant date fair value of $43.90, using a Monte Carlo valuation, the maximum value for these PSUs as of the date of grant are:
Laura L. Prieskorn	Marcia L. Wadsten	Craig D. Smith	Scott E. Romine	Carrie L. Chelko
$7,877,152	$2,908,462	$2,738,746	$2,060,140	$1,393,650

(3)
Amounts reported in this column reflect the amounts paid under the Company’s annual cash incentive plans for the 2023 performance year, and, for Mr. Smith, the PIA. More information regarding the terms of the annual cash incentive awards is summarized under “Compensation Discussion and Analysis — Short-Term Incentives for 2023,” and for the PIA, under the “Compensation Discussion and Analysis — Performance-Based LTI Awards Vested in 2023.” The amount reported for Mr. Smith reflects the amounts paid under the Jackson Annual Bonus Plan ($1,272,400), the PPM Bonus Pool ($841,700) and the PIA (his 2020 award, which vested at a final value of $410,469 on April 6, 2023).

(4)
No above-market earnings are reported for 2023 as the interest that would have been earned at 120% of the applicable federal long-term rates during 2023 was greater than the actual earnings during the period.

(5)
The following table reflects 2023 amounts included as “All Other Compensation” for each NEO.

58	2024 PROXY STATEMENT

Executive Compensation Tables
NAME	401(K) COMPANY CONTRIBUTION ($)	PERQUISITES(A) ($)	TOTAL OTHER COMPENSATION ($)
Laura L. Prieskorn	39,600	103,510	143,110
Marcia L. Wadsten	39,600	—	39,600
Craig D. Smith	39,600	2,450	42,050
Scott E. Romine	39,600	9,462	49,062
Carrie L. Chelko	39,600	9,599	49,199

(A)
For Ms. Prieskorn, $85,263 in perquisites relate to personal use of the corporate aircraft. We determined the aggregate incremental cost of the personal use of our corporate aircraft to include trip fuel expenses, maintenance labor and parts, landing fees, trip catering and crew expenses. Fuel, landing fees and catering are specific to the trip. Maintenance labor and parts are industry average and aircraft specific for each hour of operation. Crew expenses are based on a daily per diem. Because our aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage such as the salaries, benefits, and training of pilots and crew, purchase or lease costs of aircraft and other fixed costs. The additional perquisites for Ms. Prieskorn include $15,000 for financial planning / tax preparation and $3,247 for executive physicals. For Mr. Smith, $2,450 in perquisites relate to financial planning / tax preparation. For Mr. Romine, perquisites include $7,350 for financial planning / tax preparation and $2,112 for executive physicals. For Ms. Chelko, perquisites include $6,575 for financial planning / tax preparation and $3,024 for executive physicals.

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Executive Compensation Tables
Grants of Plan-Based Awards for Fiscal Year 2023
The following table provides information regarding awards granted to the NEOs in the last fiscal year pursuant to the Jackson Annual Bonus Program, the PPM Bonus Pool and the Jackson OIP. Fractional shares have been rounded to the nearest whole share for purposes of this proxy statement.
			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	GRANT DATE FAIR VALUE OF STOCK AWARDS ($)(2)
AWARD	GRANT DATE(1)	APPROVAL DATE(1)	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Laura L. Prieskorn
Jackson Annual Bonus Program(3)			1,000,000	2,000,000	4,000,000
LTI RSUs(4)	3/10/2023	3/9/2023							59,811	2,393,636
LTI PSUs(5)	3/10/2023	3/9/2023				44,859	89,717	179,434		3,938,576
Marcia L. Wadsten
Jackson Annual Bonus Program(3)			700,000	1,400,000	2,800,000
LTI RSUs(4)	3/10/2023	3/9/2023							22,084	883,802
LTI PSUs(5)	3/10/2023	3/9/2023				16,563	33,126	66,252		1,454,231
Craig D. Smith
Jackson Annual Bonus Program(3)			783,000	1,566,000	3,132,000
PPM Bonus Pool(6)			337,500	675,000	1,012,500
LTI RSUs(4)	3/10/2023	3/9/2023							20,795	832,216
LTI PSUs(5)	3/10/2023	3/9/2023				15,597	31,193	62,386		1,369,373
Scott E. Romine
Jackson Annual Bonus Program(3)			487,500	975,000	1,950,000
LTI RSUs(4)	3/10/2023	3/9/2023							15,642	625,993
LTI PSUs(5)	3/10/2023	3/9/2023				11,732	23,464	46,928		1,030,070
Carrie L. Chelko
Jackson Annual Bonus Program(3)			382,500	765,000	1,530,000
LTI RSUs(4)	3/10/2023	3/9/2023							10,582	423,492
LTI PSUs(5)	3/10/2023	3/9/2023				7,937	15,873	31,746		696,825

(1)
The 2023 LTI awards of PSUs and RSUs under the Jackson OIP were approved by our Board for Ms. Prieskorn and by the Compensation Committee for the remaining NEOs on March 9, 2023 with a grant date of March 10, 2023.

(2)
The amounts in this column represent the aggregate grant date fair value of all equity-based awards granted to the NEOs in 2023 in accordance with ASC 718. The grant date fair value for RSUs was based on the closing price of the Company’s common stock on the grant date of $40.02. The grant date fair value for PSUs was $43.90, based on a Monte Carlo valuation model.

(3)
These amounts reflect the payout levels for the NEOs under the Jackson Annual Bonus Program based on the potential achievement of certain performance goals as discussed above in “Compensation Discussion and Analysis — Short-Term Incentives for 2023 — Jackson Annual Bonus Program.” For the actual amounts paid to the NEOs pursuant to the 2023 Jackson Annual Bonus Program, see the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above.

(4)
RSUs granted under the Jackson OIP pursuant to our LTI program in 2023 will vest in three equal tranches on the first, second and third anniversaries of the grant date subject to each participant’s continued employment through the applicable vesting date. The number of shares of common stock received on settlement will be increased by an additional number of shares to reflect the dividends that would have been payable during the vesting period.

(5)
PSUs granted under the Jackson OIP pursuant to our LTI program in 2023 will vest on March 10, 2026, after completion of the three-year performance period from January 1, 2023 to December 31, 2025, based on achievement of the performance goals described above in “Compensation Discussion and Analysis — Long-Term Incentives for 2023” and subject to each participant’s continued employment through the vesting date. PSUs may vest between 0% and 200% of the target award based on the achievement of the performance measures. If performance is below the threshold level for a performance measure, then the payout percentage will be 0% for that measure. If performance is achieved between the threshold and target levels, or between the target and maximum levels, then the payout percentage will be determined by straight-line interpolation between the

60	2024 PROXY STATEMENT

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applicable levels. The number of shares of common stock received on settlement will be increased by an additional number of shares to reflect the dividends that would have been payable during the vesting period.
(6)
These amounts reflect the payout levels for Mr. Smith under the PPM Bonus Pool based on the potential achievement of certain performance criteria as discussed above in “Compensation Discussion and Analysis — Short- Term Incentives for 2023 — PPM 2023 Bonus Pool.” For the actual amounts paid to Mr. Smith pursuant to the PPM Bonus Pool, see the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above.

2024 PROXY STATEMENT	61

Executive Compensation Tables
Outstanding Equity Awards at Fiscal Year-End 2023
The following table sets forth outstanding equity grants for each NEO as of December 31, 2023, including grants from 2021, 2022 and 2023.
	STOCK AWARDS
	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(1)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(2)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(1)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(2)
NAME	(#)	($)	(#)	($)
Laura L. Prieskorn
2021 LTI PSU Award(3)			71,491	3,660,339
2021 LTI RSU Award(4)	17,870	914,944
2022 LTI PSU Award(5)			53,279	2,727,885
2022 LTI RSU Award(6)	45,824	2,346,189
2023 LTI PSU Award(7)			95,787	4,904,294
2023 LTI RSU Award(8)	61,859	3,167,181
Marcia L. Wadsten
2021 LTI PSU Award(3)			44,683	2,287,770
2021 LTI RSU Award(4)	11,169	571,853
2022 LTI PSU Award(5)			19,215	983,808
2022 LTI RSU Award(6)	16,526	846,131
2023 LTI PSU Award(7)			35,367	1,810,790
2023 LTI RSU Award(8)	22,840	1,169,408
Craig D. Smith
2021 LTI PSU Award(3)			29,044	1,487,053
2021 LTI RSU Award(4)	7,259	371,661
2022 LTI PSU Award(5)			15,285	782,592
2022 LTI RSU Award(6)	13,145	673,024
2023 LTI PSU Award(7)			33,303	1,705,114
2023 LTI RSU Award(8)	21,502	1,100,902
Scott E. Romine
2021 LTI PSU Award(3)			15,639	800,717
2021 LTI RSU Award(4)	3,919	200,653
2021 LTI PSU Award – December(9)			12,148	621,978
2021 LTI RSU Award – December(10)	3,045	155,904
2022 LTI PSU Award(5)			14,193	726,682
2022 LTI RSU Award(6)	12,238	626,586
2023 LTI PSU Award(7)			25,051	1,282,611
2023 LTI RSU Award(8)	16,215	830,208
62	2024 PROXY STATEMENT

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	STOCK AWARDS
	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(1)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED(2)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(1)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED(2)
NAME	(#)	($)	(#)	($)
Carrie L. Chelko
2021 LTI PSU Award(3)			17,873	915,098
2021 LTI RSU Award(4)	6,781	347,187
2022 LTI PSU Award(5)			8,952	458,342
2022 LTI RSU Award(6)	7,958	407,450
2023 LTI PSU Award(7)			16,947	867,686
2023 LTI RSU Award(8)	11,298	578,458

(1)
The amounts in these columns represent the number of outstanding PSUs and RSUs, including dividend equivalents credited as of December 31, 2023.

(2)
The values in these columns were calculated by multiplying the number of RSUs/PSUs outstanding as of December 31, 2023 by $51.20, the closing price of the Company’s common stock on December 31, 2023.

(3)
The amounts in these rows reflect PSUs which were granted on October 4, 2021 under our LTI program. The performance period was January 1, 2021 through December 31, 2023. They were earned based on achievement of performance conditions during the performance period and vested on April 4, 2024. All 2021 PSUs are shown based on the number of PSUs outstanding on December 31, 2023, multiplied by the applicable vesting percentage based on the actual achievement of the performance conditions.

(4)
The amounts in these rows reflect RSUs which were granted on October 4, 2021 under our LTI program. The remaining unvested share units vested on April 4, 2024, except that 2,164 of Ms. Chelko’s share units vested on March 4, 2024.

(5)
The amounts in these rows reflect PSUs which were granted March 10, 2022 under our LTI program. The performance period is January 1, 2022 through December 31, 2024 with a vesting date of March 10, 2025. The number of PSUs shown is based on achievement at threshold performance level as the performance for these PSUs are below the threshold performance level through December 31, 2023. However, the amount of these awards that are paid out, if any, will depend on the actual performance over the full performance period.

(6)
The amounts in these rows reflect RSUs which were granted on March 10, 2022 under our LTI program. The second tranche vested on March 10, 2024. The remaining unvested share units will vest on March 10, 2025.

(7)
The amounts in these rows reflect PSUs which were granted March 10, 2023 under our LTI program. The performance period is January 1, 2023 through December 31, 2025 with a vesting date of March 10, 2026. The number of PSUs shown is based on achievement at target performance level as the performance for these PSUs are over threshold performance level through December 31, 2023. However, the amount of these awards that are paid out, if any, will depend on the actual performance over the full performance period.

(8)
The amounts in these rows reflect RSUs which were granted on March 10, 2023 under our LTI program. The first tranche vested on March 10, 2024. The remaining unvested share units will vest on March 10, 2025 and March 10, 2026.

(9)
The amounts in these rows reflect PSUs which were granted on December 27, 2021 under our LTI program. The performance period was January 1, 2021 through December 31, 2023. They were earned based on achievement of performance conditions during the performance period and will vest on June 27, 2024. All 2021 PSUs are shown based on the number of PSUs outstanding on December 31, 2023, multiplied by the applicable vesting percentage based on the actual achievement of the performance conditions.

(10)
The amounts in these rows reflect RSUs which were granted on December 27, 2021. The remaining unvested share units will vest on June 27, 2024.

2024 PROXY STATEMENT	63

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Option Exercises and Stock Vested
The following table summarizes the value received from stock awards vested during 2023.
	STOCK AWARDS(1)
NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(2)
Laura L. Prieskorn	217,865	7,943,397
Marcia L. Wadsten	163,495	5,913,052
Craig D. Smith	81,789	2,965,053
Scott E. Romine	61,779	2,292,256
Carrie L. Chelko	20,045	833,409

(1)
Includes dividend equivalents equal to dividends paid throughout the vesting period on the underlying RSU and PSU awards. The amount also reflects share units withheld on November 29, 2023 to cover employment taxes due on unvested grants of RSUs to comply with IRC tax-withholding regulations that apply to equity grants with qualifying retirement vesting provisions.

(2)
Amounts reported represent the total pre-tax value realized upon vesting, calculated as share units vested times the closing price of the Company’s common stock on the applicable vesting date (or the last NYSE trading day prior to the date vested).

Fiscal Year 2023 Nonqualified Deferred Compensation Plan
The following table provides information on deferrals made by our NEOs in 2023, as well as their aggregate plan balances in the MDIP. We do not make Company contributions to the MDIP.
NAME	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR ($)	AGGREGATE EARNINGS IN LAST FISCAL YEAR(1) ($)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FISCAL YEAR END(2) ($)
Laura L. Prieskorn	—	93,501	—	2,207,408
Marcia L. Wadsten	—	1,183,802	298,753	9,453,418
Craig D. Smith	—	—	—	—
Scott E. Romine	—	11,010	128,871	259,002
Carrie L. Chelko	166,240	32,262	—	263,300

(1)
The amounts included in this column include the amounts reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column in the “Summary Compensation Table.”

(2)
The following amounts included in the Aggregate Balance at Last Fiscal Year End column were reported as compensation in the “Summary Compensation Table” in prior years: Ms. Prieskorn — $76,146, Ms. Wadsten — $157,372, Mr. Smith — $0, Mr. Romine — $12,287.

64	2024 PROXY STATEMENT

Executive Compensation Tables
Potential Payments Upon Termination or Change in Control
The following table shows the estimated potential payments to each NEO as if the NEO’s employment had been terminated or a qualifying change in control had occurred as of December 31, 2023. These estimated benefits are provided under the terms of the Severance Plan and the incentive plans as described below. The actual amounts that would be paid to any NEO can only be determined at the time of an actual termination of employment or change in control and would vary from those listed below. The estimated amounts listed below are in addition to the amounts listed above in the “Fiscal Year 2023 Nonqualified Deferred Compensation Plan” table, as well as any retirement, welfare and other benefits that are available to our salaried associates generally.
	BASELINE CASH SEVERANCE(1)	PAYMENT OF ACCRUED BONUS	UNVESTED STOCK AWARDS	TOTAL
NAME	($)	($)(2)	($)(3)	($)
Laura L. Prieskorn
Death	—	2,856,000	21,043,566(4)	23,899,566
Disability	—	2,856,000	17,720,832(5)	20,576,832
Involuntary Termination w/o Cause	6,048,291	2,856,000	17,720,832(6)	26,625,123
Resignation for Good Reason	6,048,291	2,856,000	17,720,832(6)	26,625,123
Qualifying Change in Control	—	—	21,043,566(7)	21,043,566
Qualifying Retirement	—	2,856,000	17,720,832(6)	20,576,832
Marcia L. Wadsten
Death	—	1,999,200	9,025,332(4)	11,024,532
Disability	—	1,999,200	7,669,760(5)	9,668,960
Involuntary Termination w/o Cause	3,323,770	1,999,200	7,669,760(6)	12,992,730
Resignation for Good Reason	3,323,770	1,999,200	7,669,760(6)	12,992,730
Qualifying Change in Control	—	—	9,025,332(7)	9,025,332
Qualifying Retirement	—	1,999,200	7,669,760(6)	9,668,960
Craig D. Smith
Death	—	2,789,927	7,144,525(4)	9,934,452
Disability	—	2,789,927	6,120,346(5)	8,910,273
Involuntary Termination w/o Cause	3,195,564	2,114,100	6,120,346(6)	11,430,010
Resignation for Good Reason	3,195,564	2,114,100	6,120,346(6)	11,430,010
Qualifying Change in Control	—	675,827	7,144,525(7)	7,820,352
Qualifying Retirement	—	2,789,927	6,120,346(6)	8,910,273
Scott E. Romine
Death	—	1,392,300	6,203,173(4)	7,595,473
Disability	—	1,392,300	5,245,338(5)	6,637,638
Involuntary Termination w/o Cause	2,473,687	1,392,300	5,245,338(6)	9,111,324
Resignation for Good Reason	2,473,687	1,392,300	5,245,338(6)	9,111,324
Qualifying Change in Control	—	—	6,203,173(7)	6,203,173
Qualifying Retirement	—	1,392,300	5,245,338(6)	6,637,638
Carrie L. Chelko
Death	—	1,092,400	4,181,223(4)	5,273,623
Disability		1,092,400	3,574,221(5)	4,666,621
Involuntary Termination w/o Cause	1,946,325	1,092,400	1,885,624(6)	4,924,350
Resignation for Good Reason	1,946,325	1,092,400	1,885,624(6)	4,924,350
Qualifying Change in Control	—	—	4,181,223(7)	4,181,223
Qualifying Retirement	—	—	— (6)	—
2024 PROXY STATEMENT	65

Executive Compensation Tables
(1)
Represents the lump sum severance payment that the NEO would receive under the Severance Plan as a result of the indicated triggering event occurring on December 31, 2023, subject to the NEO executing and not revoking a release of claims in favor of the Company. A Disability for purposes of the Severance Plan means a “disability” as approved by the Company’s long term disability insurance carrier; provided that in the case of any amount paid under the Severance Plan that is subject to Internal Revenue Code Section 409A, Disability shall have the meaning set forth therein.

(2)
Represents accrued cash payments that would be earned by each NEO under the Company’s Severance Plan as a result of the indicated triggering event, except for death, occurring on December 31, 2023, which amounts are equivalent to the funded amounts based on the final results of the Company’s key performance indicators for the 2023 Jackson Annual Bonus Program. Upon death, the NEO would receive the target value of his or her 2023 annual bonus. For Mr. Smith, except in the case of an Involuntary Termination without Cause or Resignation for Good Reason, also includes the value of the accelerated vesting of the outstanding awards granted in 2021 and 2022 under the PIA, assuming a triggering event on December 31, 2023.

(3)
The value of the lapse of the service vesting condition for unvested equity awards is calculated by multiplying the estimated number of PSUs and RSUs for which the service vesting is accelerated by the closing market price of the Company’s shares on December 31, 2023, which was $51.20. See “Termination Provisions” for a description of the treatment of each of our outstanding equity awards in each termination scenario and see the footnotes below for a description of how we determined the estimated number of vested performance-based awards included in this column in each termination scenario.

(4)
For the 2021, 2022, and 2023 PSUs, the values at death are based upon target performance levels.

(5)
For the 2022 and 2023 PSUs, the values for disability reflect achievement of the threshold performance level over the entire performance period (which assumption is based on performance through December 31, 2023). For the 2021 PSUs, values for disability are based on the actual value of the PSUs earned for the 2021-2023 performance period.

(6)
With the exception of Ms. Chelko, all NEOs meet the age and service requirements to be eligible for qualifying retirement (as defined in the Jackson OIP) for the awards granted under our LTI program. Therefore, in the event of an involuntary termination without cause or resignation with good reason, the 2021, 2022, and 2023 LTI awards would be treated as if a qualifying retirement occurred, which permits the NEO to receive the full amount of the award over the full vesting period rather than pro-rata vesting upon a typical termination without cause. For an award to be eligible to vest under the qualifying retirement provisions, there must be at least six months between the grant date and the termination date. However, in the event of an involuntary termination without cause, the six- month minimum service requirement is waived. As of December 31, 2023, the six-month service condition for qualifying retirement has been satisfied for all LTI awards held by our NEOs.

Ms. Chelko has not met the age and service requirements for a qualifying retirement and therefore no values are reported for the “Qualifying Retirement” row. Upon an involuntary termination without cause or resignation for good reason, LTI awards for Ms. Chelko would vest pro-rata based on the portion of the vesting period that elapsed prior to termination.
For the 2021 PSUs, the table value in these rows represents the actual value of the PSUs earned for the 2021-2023 performance period. Values in these rows reflect achievement of the threshold performance level for the 2022 PSUs and the target performance level for the 2023 PSUs over the full performance period (which assumption is based on performance through December 31, 2023), pro-rated in the case of Ms. Chelko.
(7)
While the Company does not have a change in control plan, the values reported are with respect to the accelerated vesting of outstanding unvested equity awards in the event of a qualifying change in control as defined in the Jackson OIP and assume that the awards are not assumed by the successor company in the change in control and that no substitute awards were granted. If the awards are assumed by the successor company and/or substitute awards are granted, no accelerated service vesting would occur without a qualifying termination.

66	2024 PROXY STATEMENT

Executive Compensation Tables
Termination Provisions
RSUs and PSUs granted under the Jackson OIP. Upon the termination of an NEO’s employment by the Company for Cause (as defined in the Jackson OIP), or by the NEO in a resignation that is not for Good Reason or a Qualifying Retirement (as defined in the applicable award agreement), unvested RSUs and PSUs granted under the Jackson OIP will be immediately forfeited and canceled. In general, the RSU and PSU award agreements issued under the Jackson OIP provide for the following acceleration or continuation of vesting upon a termination of an NEO’s employment:
•
RSUs: Upon an NEO’s death or termination of employment due to Disability (as defined in the Jackson OIP), all RSUs that are unvested will immediately vest. Upon the termination of an NEO’s employment by the Company without Cause or by the NEO for Good Reason (as defined in the Jackson OIP), a pro rata portion of the number of RSUs scheduled to vest on the next vesting date will vest, based on the portion that has elapsed, as of the NEO’s termination date, of the period between the most recent vesting date that occurred prior to the NEO’s termination of employment (or the grant date, if no vesting date had yet occurred) and the next scheduled vesting date, subject to the NEO’s execution and non-revocation of a general release of claims in favor of the Company. Upon the termination of an NEO’s employment due to Qualifying Retirement (as defined in the applicable RSU award agreement), all RSUs will fully vest on the applicable vesting date, subject to the NEO’s compliance with certain restrictive covenants set forth in the RSU award agreement and his or her execution and non-revocation of a general release of claims in favor of the Company, provided, that at least six months must elapse from the grant date to the NEO’s employment termination date for any termination initiated by the NEO to be treated as a Qualifying Retirement.

•
PSUs: Upon an NEO’s death, the PSUs will immediately vest at target performance levels; on a termination by the Company without Cause or by the NEO for Good Reason, a pro rata portion of the PSUs, based on the portion of the period between the grant date and the vesting date that has elapsed, will, to the extent not already vested, become vested based on the actual achievement of the performance goals during the entire performance cycle, subject to the NEO’s execution and non-revocation of a general release of claims in favor of the Company; and on a termination due to Disability or a Qualifying Retirement (as defined in the applicable PSU award agreement), a number of the PSUs will be earned and become vested based on the actual achievement of the performance goals during the entire performance cycle (as if the NEO’s employment had continued during the entire performance cycle), subject, in the case of a Qualifying Retirement, to the NEO’s execution and non- revocation of a general release of claims in favor of the Company, provided, that at least six months must elapse from the grant date to the NEO’s employment termination date for any termination initiated by the NEO to be treated as a Qualifying Retirement.

•
Change in Control: No cancellation, acceleration or other payment will occur upon a Change in Control (as defined in the Jackson OIP) of the Company if, as determined by the Compensation Committee, the equity awards granted under the Jackson OIP are assumed by the successor company in the Change in Control, provided that the replacement awards must have terms such that if an NEO’s employment is terminated involuntarily by the Company or its successor other than for Cause or by the NEO with Good Reason, in each case within the twenty-four months immediately following a Change in Control at a time when any portion of the award is unvested, the unvested portion of such award will immediately vest in full and such NEO will receive (as determined by the Board prior to the Change in Control) either (A) a cash payment equal in value to the fair market value of the stock subject to the award at the date of settlement or (B) publicly-traded shares or equity interests equal in value to the value in clause (A). If the Compensation Committee reasonably determines in good faith prior to the occurrence of a Change in Control that the equity awards granted under the Jackson OIP will not be assumed, then all unvested awards will vest and become non-forfeitable.

PPM Performance Incentive Award Plan. Under the PIA, in the event of a Change in Control of the Company, awards that were granted at least one year prior to the date of such Change in Control will vest immediately. Upon a termination of employment due to disability or approved retirement, awards that were granted at least one year prior to the date of termination will remain outstanding and will vest on their original vesting date to the extent that applicable performance conditions are satisfied. Awards granted less than one year prior to a Change in Control or a termination for any reason will lapse upon such termination or Change in Control.
Jackson Annual Bonus Program. The Jackson Annual Bonus Program generally provides that an NEO must be employed with the Company on the payment date to receive the annual bonus, which date usually occurs in March of the subsequent year. However, an NEO is entitled to receive a prorated payment of their earned annual bonus if their employment is terminated during the year due to their death, disability, or qualifying retirement. If the termination of employment due
2024 PROXY STATEMENT	67

Executive Compensation Tables
to death, disability or qualifying retirement occurs at or after the end of the year, but prior to the payment date, the NEO is entitled to receive the full amount of the annual bonus earned.
Jackson Financial Inc. Severance Plan. The Severance Plan provides for a lump sum cash payment to a NEO in the event of his or her employment termination by the Company without Cause or by the participant with Good Reason, each as defined in the Plan. The amount of the lump sum cash payment for the NEO group is calculated as:
•
for the CEO, a two-times multiple of the “severance compensation basis”; and

•
for the other NEOs, a 1.5 multiple of the “severance compensation basis.”

The “severance compensation basis” includes a participant’s annual base salary, target annual bonus for the year of termination, and the amount required for 12 months of COBRA continuation coverage. The Severance Plan also provides for the payment of a pro-rated annual bonus for the year in which the termination occurs and, if termination occurs before the annual bonus for the immediately prior year is paid, an earned annual bonus for that prior year. The NEO’s receipt of the lump sum cash payment, a pro-rated annual bonus, and, if applicable, an earned annual bonus, is conditioned upon his or her execution and non-revocation of a release of claims in favor of the Company. The foregoing payments are in addition to payments in respect of accrued rights, which include accrued but unpaid base salary, earned but unpaid special compensation (if applicable), and benefits provided under the Company’s employee benefit plans upon a termination of employment.
In the event of the NEO’s employment termination due to death or disability, he or she is entitled to receive the accrued rights, a pro-rated annual bonus for the year in which the death or disability occurs, and if the death or disability occurs before a bonus for the immediately prior year is paid, an earned annual bonus for that prior year.
The Severance Plan provides only for the payment of the accrued rights, but not a lump sum cash payment, a pro-rated annual bonus or an earned annual bonus, in the event of the NEO’s employment termination for Cause.
Any outstanding LTI awards held by the NEO upon employment termination are treated in the manner set forth in the relevant plan document and award agreement.
68	2024 PROXY STATEMENT

CEO Pay Ratio
CEO Pay Ratio
Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, require companies to disclose certain information about the annual total compensation of our “median employee” and the annual total compensation of our CEO, Ms. Laura L. Prieskorn.
Median Associate Identification Process
To identify the median employee, we took the following steps:
•
We determined that, as of October 31, 2023, our associate population consisted of approximately 3,900 individuals. This population consisted of our full-time, part-time, and temporary associates. We selected October 31, 2023, which is within the last three months of 2023, as the date upon which we would identify the median employee because it enabled us to make such identification in a reasonably efficient and economical manner.

•
To identify the “median employee” from our associate population, we used the total of annualized base salary, target annual bonus, target special compensation and target LTI, where applicable, as of October 31, 2023.

•
We identified our median employee using this compensation measure, which was consistently applied to all our associates included in the calculation. Since our associates and CEO are located in the United States, we did not exclude any associates or make any cost-of-living adjustments in identifying the median employee.

Calculation of the Pay Ratio
Once we identified our median employee, we combined all the elements of such associate’s compensation for 2023 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. With respect to the total annual compensation of our CEO, we used the amount reported in the “Total” column of our 2023 Summary Compensation Table presented in this proxy statement.
Pay Ratio
For 2023, our last completed fiscal year:
•
The annual total compensation of our median employee was $83,989; and

•
The annual total compensation of our CEO, as reported in the Summary Compensation Table included in this proxy statement, was $10,975,322.

Based on this information, for 2023 the ratio of the annual total compensation of our CEO to our median employee’s annual total compensation was 131 to 1.
The above pay ratio and annual total compensation amount are reasonable estimates that have been calculated using methodologies and assumptions permitted by SEC rules. We note that the ratio and total compensation amount may not be directly comparable to those of other companies because the methodologies and assumptions used to identify the median employee and determine that associate’s total compensation, the composition and location of the workforce, and other factors that may vary significantly among companies.
Alternative Pay Ratio Disclosure
We employ a large number of temporary, on call associates who generally work part-time hours on an as-needed basis. For 2023, our last completed fiscal year, excluding this temporary, on call population of approximately 800 associates in 2023:
•
The annual total compensation of our median employee was $121,028; and

•
The annual total compensation of our CEO, as reported in the Summary Compensation Table included in this proxy statement, was $10,975,322.

Based on this information, for 2023 the alternative ratio was 91 to 1.
2024 PROXY STATEMENT	69

Pay vs. Performance
Pay vs. Performance
Provided below is the Company’s “pay versus performance” disclosure as required by Item 402(v) of Regulation S-K for the years ending December 31, 2023, 2022 and 2021.
The SEC-defined “Compensation Actually Paid” (“CAP”) data set forth in the table below, like total compensation disclosed in the Summary Compensation Table, does not reflect value actually realized by our executives or how our Compensation Committee evaluates compensation decisions in light of Company or individual performance. In particular, our Compensation Committee has not used CAP as a basis for making compensation decisions, nor did it use net income or the total shareholder return of a peer group for purposes of determining incentive compensation for 2021 or 2022. In addition, a significant portion of the CAP amounts shown relate to changes in values of unvested awards over the course of the reporting years. These unvested awards remain subject to significant risk from forfeiture conditions and possible future declines in value based on changes in our stock price. As described in detail in the Long-Term Incentive Awards Granted in 2023 section of our CD&A, our performance equity awards are subject to multi-year performance conditions tied to performance metrics and all of our equity awards are subject to time vesting conditions. The ultimate values actually realized by our NEOs from unvested equity awards, if any, will not be determined until the awards fully vest.
Please refer to the CD&A for a discussion of our executive compensation program objectives and the ways in which we align executive compensation with performance.
							Value of Initial Fixed $100 Investment Based On:
YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR CEO (Current)(1)(2) ($)	SUMMARY COMPENSATION TABLE TOTAL FOR CEO (Former)(1)(2) ($)	COMPENSATION ACTUALLY PAID TO CEO (Current)(3)(4) ($)	COMPENSATION ACTUALLY PAID TO CEO (Former)(3) ($)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-CEO NEOs(1)(2) ($)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-CEO NEOs(3)(4) ($)	TOTAL SHAREHOLDER RETURN(5) ($)	PEER GROUP TOTAL SHAREHOLDER RETURN(5) ($)	NET INCOME ATTRIBUTABLE TO JFI COMMON SHAREHOLDERS (in millions)(6) ($)	GENERATION OF NET CASH FLOW AVAILABLE TO JFI (in millions)(7) ($)
2023	10,975,322	N/A	17,295,316	N/A	4,310,911	6,304,782	226.00	127.55	899	582
2022	9,094,713	N/A	5,599,466	N/A	4,999,825	3,069,991	143.75	113.34	6,186	622
2021	14,454,175	23,748,559	20,073,657	16,838,202	6,816,506	7,994,202	162.50	109.16	3,417	155

(1)
For each year shown, our CEO was Laura L. Prieskorn. In 2021, prior to our demerger from Prudential, Michael I. Falcon served as CEO until his separation on February 10, 2021, and Mr. Falcon is therefore included in the table as a former principal executive officer pursuant to SEC rules. In 2023, the additional NEOs were Marcia L. Wadsten, Craig D. Smith, Scott E. Romine and Carrie L. Chelko. In 2022, the additional NEOs were Marcia L. Wadsten, P. Chadwick Myers, Craig D. Smith and Scott E. Romine. In 2021, the additional NEOs were Marcia L. Wadsten, P. Chadwick Myers, Craig D. Smith, Scott E. Romine, Mark B. Mandich, Andrew J. Bowden, and Axel P. André. Mr. Bowden and Mr. André ceased employment with the Company on February 10, 2021, and Mr. Mandich ceased employment with the Company on May 1, 2021. Compensation and severance amounts in 2021 for Mr. Falcon, Mr. André, Mr. Bowden and Mr. Mandich were approved by the compensation committees of Prudential prior to the demerger.

(2)
The values reflected in this column reflect the “Total” compensation set forth in the Summary Compensation Table. See the footnotes to the Summary Compensation Table for further detail regarding the amounts in this column.

(3)
This column is provided in accordance with Item 402(v) of Regulation S-K. CAP for our CEO, our former CEO and Average CAP for our other NEOs, including former NEOs. CAP is defined by the SEC and is computed in accordance with SEC rules by subtracting the amounts in the “Share Awards” column of the Summary Compensation Table for each year from the “Total” column of the Summary Compensation Table and then: (i) adding the fair value as of the end of the reported year of all awards granted during the reporting year that are outstanding and unvested as of the end of the reporting year; (ii) adding the amount equal to the change as of the end of the reporting year (from the end of the prior year) in fair value (whether positive or negative) of any awards granted in any prior year that are outstanding and unvested as of the end of the reporting year; (iii) adding, for awards that are granted and vest in the reporting year, the fair value as of the vesting date; (iv) adding the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior year for which all applicable vesting conditions were satisfied at the end of or during the reporting year; and (v) subtracting, for any awards granted in any

70	2024 PROXY STATEMENT

Pay vs. Performance
prior year that are forfeited during the reporting year, the amount equal to the fair value at the end of the prior year. The following tables reflect the adjustments made to Summary Compensation Table total compensation to compute CAP:
	2023
	CEO ($)	Average Other NEOs ($)
SUMMARY COMPENSATION TABLE TOTAL COMPENSATION(A)(B)	10,975,322	4,310,911
Minus Summary Compensation Table Stock Awards Value	6,332,212	1,829,001
Plus Value of Unvested Equity Awards Granted in Applicable Year	8,687,377	2,514,216
Plus Change in Value from Prior Year of Unvested Equity Awards	3,358,600	1,084,556
Plus Value of Equity Awards Granted and Vested in Applicable Year	92,825	22,322
Plus Change in Value from Prior Year of Equity Awards Vested in Current Year	513,405	201,778
Minus Value of Equity Awards that were Forfeited in Applicable Year	—	—
Compensation Actually Paid	17,295,316	6,304,782

(A)
Jackson does not maintain an associate pension program and therefore does not include a line for pension adjustments in the reconciliation.

(B)
The fair value of unvested time-based share awards, as well as the fair value of all share-based awards upon vesting, is based upon the closing sales price for a share of JFI common stock on the NYSE for the applicable date of measurement. The fair value of unvested performance share awards is based upon the probable outcome of the applicable performance conditions at the time of measurement.

(4)
The amounts in these columns for 2022 have been revised from what was reported in our 2023 proxy statement to correct an inadvertent understatement in the values calculated for the “Change in Value from Prior Year of Equity Awards Vested in Current Year” for the 2019 Converted PLTIPS that vested in 2022. These amounts were understated by $197,731 for the CEO and $320,538 for the other NEOs.

(5)
Reflects the cumulative total shareholder return of the Company and the S&P Insurance Select Industry Index, which is an industry peer group reported in the performance graph included in the Company’s 2023 Annual Report on Form 10-K, for the periods ending on December 31, 2021, December 31, 2022 and December 31, 2023, assuming a $100 investment at the closing price on September 20, 2021 (the date that our Class A common stock commenced regular way trading on the NYSE), and the reinvestment of all dividends, where applicable.

(6)
We adopted Accounting Standards Update (“ASU”) 2018-12, “Targeted Improvements to the Accounting for Long- Duration Contracts” (“LDTI”), for our fiscal year beginning January 1, 2023, with a transition date of January 1, 2021. The adoption of the standard resulted in increases in net income attributable to Jackson Financial Inc. of $489 million and $234 million for the years ended December 31, 2022 and 2021, respectively, from the amounts reported prior to the adoption of LDTI.

(7)
See Appendix A to this Proxy Statement for a reconciliation of Generation of Net Cash Flow Available to JFI to the most directly comparable financial measure or measures calculated and presented in accordance with U.S. GAAP. This financial performance measure may not be the most important financial measure each year and we may determine a different financial measure for future years.

2024 PROXY STATEMENT	71

Pay vs. Performance
The following graphs are provided to describe the relationship during 2021-2023 between the CAP to our CEO, our former CEO and the average CAP to our Non-CEO NEOs (each as set forth in the table above) to (i) the Company’s cumulative total shareholder return and the cumulative total shareholder return for the S&P Insurance Select Industry Index, (ii) our net income attributable to JFI common shareholders, and (iii) our Generation of Net Cash Flow Available to JFI (in each case as set forth in the table above). Please see the Compensation Discussion and Analysis section for more information regarding our compensation philosophy which is designed to pay for performance.
72	2024 PROXY STATEMENT

Pay vs. Performance
In the Company’s assessment, the following represents the five most important financial performance measures used by the Company to link compensation actually paid to the Company’s named executive officers, for the most recently completed fiscal year, to Company performance. The measures are not ranked:
•
Generation of Net Cash Flow Available to JFI*

•
Pre-Tax Adjusted Operating Earnings*

•
Controllable Costs*

•
Adjusted Operating ROE*

•
Relative Total Shareholder Return

*Please see Appendix A for an explanation, or non-GAAP reconciliation, of this financial measure and adjustments thereto.
The manner in which these financial performance measures, together with certain non-financial performance measures, determine the amounts of incentive compensation paid to our NEOs is described above in the “Compensation Discussion and Analysis” section.
2024 PROXY STATEMENT	73

Proposal 4 — Update Our Exculpation Provision
Proposal 4 — Update Our Exculpation Provision
The Board of Directors recommends that you vote FOR the Amendment and Restatement of the Third Amended and Restated Certificate of Incorporation to update the exculpation provision and make other ministerial changes
Article SEVENTH of the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate”) currently includes a provision, permitted by Section 102(b)(7) of the Delaware General Corporation Law (the “DGCL”), that eliminates (i.e., exculpates) directors’ monetary liability for breaches of the fiduciary duty of care. The DGCL was amended to permit a corporation’s certificate of incorporation to include a similar provision for the benefit of certain officers, eliminating the monetary liability of such officers for breaches of the fiduciary duty of care in certain actions. As part of its review of the Company’s corporate governance standards and practices, the Board determined that the current exculpation provision in Article SEVENTH of the Certificate should be updated in accordance with this recent development in Delaware corporate law and that certain other, non-substantive ministerial changes to the Certificate should be implemented (the “Proposed Amendment”). The Proposed Amendment would replace the current Certificate.
If adopted, the Proposed Amendment would, consistent with amended Section 102(b)(7) of the DGCL, eliminate the monetary liability of certain officers of the Company for breaches of the fiduciary duty of care in any direct claim. This provision would not eliminate the monetary liability of such officers for (i) breaches of the duty of loyalty, (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) any transaction from which the officer derived an improper personal benefit or (iv) claims brought by or in the right of the corporation, such as derivative claims. As noted above, only certain officers may be exculpated from liability: (i) a corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) an individual identified in public filings as one of the most highly compensated officers of the corporation; and (iii) an individual who, by written agreement with the corporation, has consented to be identified as an officer for purposes of Delaware’s long-arm jurisdiction statute. The Proposed Amendment would eliminate the liability of these statutorily defined officers as described above, but will not be retroactive, and will not apply to any act or omission occurring prior to the effectiveness of the Proposed Amendment.
Reason for the Proposed Amendment
Taking into account the narrow type of claims for which officers may be exculpated from liability, the fact that several other states already permit corporations to eliminate or limit officer liability, and the benefits the Nominating and Governance Committee believed would accrue to the Company from providing such exculpation to these officers (such as the attraction and retention of qualified persons and the fact that the Company already provides comprehensive indemnity and insurance coverage to such persons), the Nominating and Governance Committee recommended to the Board an amendment to the Certificate to provide such exculpation to the fullest extent permitted by the current provisions of Delaware corporate law. Based in part on this recommendation, the Board of Directors, approved, adopted and declared advisable the Proposed Amendment.
The text of the Proposed Amendment, with proposed deletions reflected by “strike-through” text and proposed additions reflected by “underline” text, is set forth in Appendix B. This summary is qualified in its entirety by reference to Appendix B.
Effective Time of the Proposed Amendment
If the shareholders approve this proposal, the Company will file the Proposed Amendment with the Delaware Secretary of State, which will become effective upon filing. The Board retains the discretion to abandon the Proposed Amendment and not implement it at any time before it becomes effective.
Vote Required for Adoption
Approval and adoption of the Proposed Amendment, and of this Proposal, requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock. The adoption of this proposal is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote. Abstentions and broker non-votes (if any) will have the same effect as votes “against” this proposal. Proxies solicited by the Board of Directors will be voted “for” approval of this proposal, unless otherwise specified.
74	2024 PROXY STATEMENT

Transparency
Transparency
Governance Documents
Jackson’s key governance documents, including our Corporate Governance Guidelines, Code of Conduct and Business Ethics, and each Committee charter are available to shareholders in the Governance section of the investor relations section of our website at investors.jackson.com/governance. Alternatively, key governance documents are available in print, free of charge, upon request to the Corporate Secretary at Jackson’s headquarters, 1 Corporate Way, Lansing, MI 48951.
Political Activity
Jackson recognizes the importance of supporting governmental officials at the local, state, and federal levels. Jackson’s Political Contributions Policy requires certain associates to pre-clear any proposed political contribution. Further, Jackson maintains two political action committees, which allow Jackson to further its goals of supporting specific candidates. Finally, in 2023, Jackson was a member of various industry trade associations that engage legislators and regulators, including the American Council of Life Insurers, the Insured Retirement Institute, and the Alliance for Lifetime Income. All federal contributions made by Jackson’s political action committees are publicly available on the Federal Election Commission website and similarly all political action committee contributions made to state candidates in Michigan are publicly available on the Michigan Bureau of Elections website.
Code of Conduct and Business Ethics / Code of Financial Ethics
The Company’s Code of Conduct and Business Ethics (“Code of Conduct”) applies to the Board of Directors and all officers and associates of the Company and its subsidiaries. The Company provides training on the Code of Conduct to all officers and associates. In addition, the Company has a Code of Financial Ethics (“Code of Financial Ethics”), which supplements the Code of Conduct and applies to the Company’s CEO, the CFO, and certain other senior financial officers. The Code of Financial Ethics incorporates the SEC’s regulatory requirements applicable to the Company’s CEO, CFO, and senior corporate officers with financial, accounting and reporting responsibilities, and any other employee performing similar tasks or functions for the Company (collectively, the “Senior Financial Officers”). The CEO, CFO, and Senior Financial Officers certify their understanding and compliance with the Code of Financial Ethics. Both the Code of Conduct and the Code of Financial Ethics encourage a “speak out” culture to identify and remediate issues early.
Hedging and Pledging Prohibition
Our Insider Trading Policy prohibits all directors and executive officers from engaging in hedging or similar transactions with respect to the Company’s securities. These policies also prohibit directors and executive officers from pledging Company securities. No Directors or executive officers have hedged or pledged any of the shares beneficially owned by them.
Director Independence Analysis
Our Board annually assesses the independence of our directors under the NYSE’s independence standards. Those standards are generally aimed at determining whether a director has a relationship which, in the opinion of our Board, would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. Our Board determined that all directors other than Ms. Prieskorn are independent under the NYSE independence standards.
As a part of its independence analysis, the Board reviewed certain commercial relationships of Messrs. Kandarian and Lawton, and Ms. Stecher described in the paragraphs below. In each case, the Board affirmatively determined that these relationships did not preclude a finding of independence as that term is defined in the NYSE listing standards or represent a material relationship that would impair the applicable directors’ independence.
Mr. Kandarian is a member of the Board of Directors for Neuberger Berman Group LLC (“Neuberger”), a private, independent, employee-owned investment manager. In the usual course of its investment advisory business, our subsidiary,
2024 PROXY STATEMENT	75

Transparency
Jackson National Asset Management LLC (“JNAM”), obtains sub-advisory services from Neuberger Berman Investment Advisers LLC and made payments to Neuberger in 2023, which are considered immaterial under NYSE’s independence standards.
Mr. Lawton serves on the Board of Trustees for BlackRock iShares Trust, a collection of exchange-traded funds managed by BlackRock Fund Advisors (BlackRock iShares Trust and BlackRock Fund Advisors, together, “BlackRock”). In the usual course of its investment advisory business, our subsidiary, JNAM, obtains sub-advisory services from BlackRock and made payments to BlackRock in 2023, which are considered immaterial under NYSE’s independence standards.
In 2023, Ms. Stecher was a director of several banking subsidiaries of Goldman Sachs, including chair of the Board of Directors of Goldman Sachs Bank USA, member of the Board of Directors of Goldman Sachs International Bank, and is a former senior executive at Goldman Sachs. However, as of January 31, 2023, Ms. Stecher no longer serves as a director on the boards of Goldman Sachs Bank US, Goldman Sachs International, Goldman Sachs International Bank, and Goldman Sachs Bank Europe. In the usual course of its investment advisory business, our subsidiary, JNAM, obtains sub-advisory services from Goldman Sachs Asset Management. Also, Goldman Sachs Bank USA is one of several lending parties to our revolving credit and our former term loan facilities. Goldman Sachs & Co., LLC serves as the Company’s broker to repurchase shares in the open market. We made payments to Goldman entities in 2023, which are considered immaterial under the NYSE’s independence standards.
Further, in the ordinary course of business, the Company and its subsidiaries have purchased any of publicly-traded debt, equity, mutual funds or ETFs in Neuberger, BlackRock, Goldman and OneMain, affiliate entities of certain directors of the Company, and received interest payments or paid management fees or brokerage commissions in 2023, which combined with the transaction payments, above, are immaterial under the NYSE’s independence standards..
Certain Relationships and Related Persons Transactions
Related Persons Transactions Policy
The Board has adopted a written policy for approval of transactions since the beginning of the Company’s fiscal year under consideration, or any currently proposed transaction, arrangement or relationship between the Company and its directors, director nominees, executive officers, greater than 5% beneficial owners of Jackson common stock, and each of their respective immediate family members (each, a “Related Person”), where the amount involved since the beginning of the Company’s fiscal year under consideration, exceeded or is expected to exceed $120,000 in a single fiscal year, and the Related Person has a direct or indirect material interest in the transaction. The policy provides that after consultation with management, if a transaction is determined to be a related person transaction and requires further approval, the transaction will be discussed with the Chair of the Audit Committee, who may review or approve the related person transaction in advance of the next scheduled Audit Committee meeting, or request that the entire Audit Committee review and approve the transaction. If the Chair of the Audit Committee is the related person, then action must be taken by a majority of the disinterested members of the Committee or the disinterested members of the full Board. Certain related persons transactions that are deemed pre-approved under the policy do not need to be submitted to the Audit Committee for approval.
In reviewing transactions subject to the policy, the Audit Committee or the Chair of the Audit Committee must consider, among other things, the following:
•
The nature and extent of the Related Person’s interest in the transaction;

•
The approximate dollar value of the transaction or aggregated transactions;

•
The approximate dollar value of the Related Person’s direct or indirect interest in the transaction;

•
Whether the transaction was undertaken in the ordinary course of the Company’s business;

•
The availability of other sources for the products or services;

•
The material terms of the transaction, including whether the Related Person is being treated differently than an unrelated third-party would be treated;

•
Whether the transaction would impair the independence of a non-employee Director;

•
Required public disclosure, if any; and

•
Any other information that would be material to the Audit Committee exercising its business judgment, in light of the circumstances of the particular transaction.

76	2024 PROXY STATEMENT

Transparency
Certain Board-reviewed Related Person Transactions are deemed pre-approved, even if the aggregate amount will exceed $120,000. Those pre-approved Related Person Transactions are as follows (as defined in the Company’s Related Persons Transactions Policy):
•
Executive officer compensation

•
Director compensation

•
Indemnification and advancement of expenses

•
Awards under compensatory plans to executive officers and directors

•
Director of another company

•
Certain transactions with other companies

•
Transactions where all security holders receive proportional benefits

•
Competitive or fixed rates

•
Banking or similar transactions

•
Ordinary course business activities

Transactions with Related Persons
Our Directors and Executive Officers
Several of the Company’s directors and executive officers serve or served as directors or executive officers of other organizations, including organizations with which Jackson has commercial or charitable relationships. The Company does not believe that any director or executive officer had a direct or indirect material interest in any such relationships during 2023 and through the date of this proxy statement.
Our Beneficial Owners of More Than Five Percent of Voting Securities
Prudential. As of December 31, 2022, Prudential had a 9.2% interest in the Company, but subsequently reduced that interest to zero as of June 27, 2023. In connection with the Company’s 2021 demerger from Prudential, the Company entered into a Registration Rights Agreement with Prudential. Unrelated to the demerger, PPM, a Company subsidiary, is party to investment management agreements with various Prudential-affiliated entities.
Registration Rights Agreement. We entered into a Registration Rights Agreement with Prudential and former significant shareholder, Athene Life Re Ltd. (“Athene”). The agreement provided Prudential, Athene, and permitted transferees certain registration rights relating to shares of common stock beneficially owned by Prudential, Athene, and permitted transferees whereby, as relevant to Prudential, at any time following the completion of the demerger, Prudential and permitted transferees could have required us to register under the Securities Act of 1933, as amended, all or any portion of these shares, subject to certain limitations. The agreement terminated when Prudential ceased to have an equity interest in us (Athene having previously ended its equity interest in us).
Investment Management Agreements. The Company, through its subsidiary, PPM, provides investment management services to various Prudential-affiliated entities. PPM is paid management fees in accordance with the fee schedules set forth in the various agreements. The management fees vary depending on the nature of the investment strategy and the services PPM provides. For the years ended December 31, 2023, 2022, and 2021 , payments under these investment management arrangements from Prudential affiliates totaled $36.4 million, $38.4 million, and $40.7 million, respectively. The Company recognized $36 million, $33 million, and $28 million of revenue during the years ended December 31, 2023, 2022, and 2021, associated with these investment services.
Ordinary Course Business Activities with Other Related Persons
From time to time, we engage in ordinary course business activities with entities or affiliates of entities that are the beneficial owner of more than 5% of our outstanding common stock. For example, we may invest general account assets in a variety of money market funds, exchange-traded funds (“ETFs”), public debt and private placements offered, issued or originated by BlackRock, Fidelity and Vanguard. Further, Jackson National Asset Management LLC’s mutual funds invest in BlackRock and Vanguard ETFs. We also engage Dimensional Fund Advisors LP, Fidelity and BlackRock affiliates to serve as a sub-adviser for certain separate account assets of Jackson National Life. Fidelity also serves as the record-keeper on our associate retirement, deferred income, and health savings account plans. Under an investment management agreement,
2024 PROXY STATEMENT	77

Transparency
BlackRock Investment Management, LLC provides Jackson National Life investment management services related to certain infrastructure debt transactions. PPM is also party to a master services agreement with BlackRock Financial Management, Inc. related to PPM’s use of Aladdin, an end-to-end system solution for portfolio and order management, analytics, and risk reporting. Finally, Dimensional and Vanguard enter fund sponsor agreements with Jackson National Life Distributors LLC, for JNLD’s support of the distribution and sales relationship. These ordinary course transactions with our more than 5% holders and their affiliates were arms-length transactions entered into in the ordinary course of business, with management and other fees based on the prevailing rates for non-related persons.
In addition, certain relationships exist with our executive officers or directors. Hilary Cranmore, a vice president in operations, is the sister-in-law of Laura Prieskorn, Chief Executive Officer and Director. Ms. Cranmore is an employee of the Company. For 2023, Ms. Cranmore received approximately $912,253 in base salary, annual bonus and long-term incentive compensation from the Company, and participated in benefit arrangements generally applicable to similarly- situated associates.
Also, executive officers of the Company may invest their personal funds in funds or other investment vehicles or products that we or one or more of our subsidiaries manage or sponsor in the ordinary course of our business, such as annuities or similar products, on terms and conditions generally available in the marketplace with the same discount extended to all associates of the Company and its subsidiaries. In addition, directors of the Company may invest their personal funds in funds or other investment vehicles or products that we or one or more of our subsidiaries manage or sponsor in the ordinary course of our business, such as annuities or similar products, on the same terms as those extended to third parties in arm’s-length transactions.
Delinquent Section 16(a) Reports
Our executive officers, Directors, persons who beneficially own more than 10% of our common stock and other persons required to file reports under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Reporting Persons”) must file reports with the SEC about their ownership of and transactions in our common stock and other securities related to our common stock.
Based solely on our review of those reports and related written representations that no other reports were required to be filed during fiscal 2023, we believe that all Section 16(a) filing requirements applicable to the Reporting Persons were timely met during the year ended December 31, 2023, except that the initial statement of beneficial ownership on Form 3 for Christopher Raub, which was timely filed, inadvertently omitted certain directly owned shares and was corrected by amendment.
78	2024 PROXY STATEMENT

Questions and Answers
Questions and Answers
Vote at the 2024 Annual Meeting of Shareholders
Proxy Materials
What is the purpose of this proxy statement?
This proxy statement relates to the 2024 Annual Meeting of Shareholders of Jackson, to be held on May 23, 2024, and any adjournment of that meeting to a later date. It contains information to help vote. We sent this proxy statement to you because Jackson’s Board of Directors is soliciting your proxy to vote your shares at the meeting. This proxy statement and other proxy-soliciting materials were first sent or made available to shareholders on or about April 9, 2024.
What does it mean if I receive more than one set of proxy materials?
Receiving multiple sets of proxy-soliciting materials generally means that your Jackson shares are held in different names or in different accounts. You must sign, date, and return all proxy forms to ensure you vote all your shares.
Householding. SEC rules allow a single copy of the proxy materials or the Notice to be delivered to multiple shareholders sharing the same address and last name, or who we reasonably believe are members of the same family and who consent to receive a single copy of these materials in a manner provided by these rules. This practice is referred to as “householding” and can result in significant savings of paper and mailing costs.
Because we use the SEC’s notice and access rule, we will not household our proxy materials or notices to shareholders of record sharing an address. This means that shareholders of record who share an address will each be mailed a separate notice or paper copy of the proxy materials. However, we understand that certain brokerage firms, banks, or other similar entities holding our common stock for their customers may household proxy materials or notices. Shareholders sharing an address whose shares of our common stock are held by such an entity should contact such entity if they now receive (1) multiple copies of our proxy materials or Notices and in the future wish to receive only one copy of these materials per household, or (2) a single copy of our proxy materials or Notice and in the future wish to receive separate copies of these materials. Additional copies of our proxy materials are available upon request by writing to: Corporate Secretary, Jackson Financial Inc., 1 Corporate Way, Lansing, MI 48951.
May I revoke my proxy?
Yes. You may revoke your proxy at any time before the meeting. You can do so in one of the following ways:
•
Deliver to Jackson’s Corporate Secretary timely written notice that you are revoking your proxy; or

•
Provide to Jackson another proxy with a later date (which can be done by telephone, by Internet, or by signing, dating, and returning a proxy form); or

•
Vote during the meeting.

Voting Information
Who is entitled to vote?
Holders of shares of Jackson common stock outstanding on Jackson’s books at the close of business on March 25, 2024, the record date for the meeting, may vote. There were 76,621,374 shares of common stock outstanding on that date.
2024 PROXY STATEMENT	79

Questions and Answers
What is the difference between holding shares as “shareholder of record” and as “beneficial owner”?
If your shares are registered directly in your name with Jackson’s transfer agent, Equiniti Trust Company, you are the shareholder of record with respect to those shares and you have the right to instruct us directly how to vote your shares or to vote during the meeting.
If your shares are held in street name by a brokerage firm, bank, or other nominee, you are the beneficial owner of the shares. Your nominee is required to vote your shares according to your direction.
If you do not instruct your nominee how you want your shares voted, your shares cannot be voted for the election of directors or on the non-binding, advisory vote on the compensation of the Company’s Named Executive Officers (“NEOs”).
Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of directors, on the advisory vote on the compensation of the Company’s NEOs, and on other matters to be considered at the meeting.
If my shares are held in “street name,” can my broker vote for me?
Unless you have given specific voting instructions to your broker, your broker cannot vote your shares on the election of directors, on the non-binding, advisory vote on executive compensation, or on any non-routine matters.
Does Jackson have majority voting for the election of Directors?
Yes. As allowed under Delaware law for the election of directors, and as set forth in the Company’s Amended and Restated By-Laws, the election of directors in an uncontested election is to be decided by a majority vote of the Jackson common stock present or represented by proxy and entitled to vote at the Annual Meeting.
What is the voting standard for each Annual Meeting agenda item?
Annual Meeting Agenda Item		Voting Standard	Cumulative Voting?	Effect of Abstentions	Effect of Broker Non-Votes
1.	Election of Directors	Majority Voting	No	None	None
2.	Ratification of Independent Auditor	Majority Voting	No	Same as vote “Against”	N/A
3.	(Non-binding) Advisory Vote on executive compensation	Majority Voting	No	Same as vote “Against”	None
4.	Adoption of the Fourth Amended and Restated Certificate of Incorporation to update the exculpation provision and make other ministerial changes to the Certificate	Majority Voting	No	Same as vote “Against”	Same as vote “Against”
The holders of shares representing a majority of the total combined voting power of the then-outstanding shares of capital stock entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of any business that comes before the meeting. Abstentions and broker non-votes are counted as “shares present” for purposes of determining whether a quorum exists. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.
80	2024 PROXY STATEMENT

Questions and Answers
How frequently will Jackson conduct an advisory vote on the compensation of its NEOs?
Upon the voting recommendation of our shareholders at the 2022 annual meeting, the Board of Directors has determined to hold an advisory vote on the compensation of the NEOs (“Say-on-Pay”) at every annual meeting of shareholders. Shareholders have an opportunity to cast an advisory vote on the frequency of Say-on-Pay votes at least every 6 years, meaning the next advisory vote on the frequency of the Say-on-Pay vote will occur at Jackson’s 2028 annual meeting.
What if I don’t indicate my voting choices?
If Jackson receives your proxy in time to permit its use at the meeting, your shares will be voted in accordance with the instructions you indicate. If we have received your proxy and you have not indicated otherwise, your shares will be voted as recommended by Jackson’s Board. Specifically, your shares will be voted:
•
FOR the election of the nine director nominees;

•
FOR the proposal to ratify the appointment of the independent auditor;

•
FOR the approval of the non-binding advisory vote on the compensation of the Company’s NEOs; and

•
FOR the amendment and restatement of our certificate of incorporation.

If you are a beneficial owner and the shares you own are held in street name by a brokerage firm, bank, or other nominee you must specifically instruct your nominee how you want your shares voted for the election of directors, on the non- binding advisory resolution on the compensation of the Company’s NEOs, and on the amendment and restatement of our certificate of incorporation; otherwise, your nominee is not allowed to vote your shares. Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of directors and on other matters to be considered at the meeting.
How does discretionary voting apply?
Jackson is unaware of any matter not described in this proxy statement that will be presented for consideration at the meeting. If another matter is properly presented, and you have submitted an unrevoked proxy in the manner described in this proxy statement, your shares will be voted on the matter in accordance with the judgment of the person or persons voting the proxy unless your proxy withholds discretionary authority.
What constitutes a quorum at the meeting?
A majority of the total combined voting power of the then-outstanding shares of capital stock entitled to vote on a matter must be present or represented by proxy at the annual meeting of shareholders to constitute a quorum for consideration of that matter at the meeting. Abstentions and broker non-votes are counted as “shares present” for purposes of determining whether a quorum exists. A quorum is necessary for valid action to be taken at the meeting. Your shares will be present by proxy and count toward the quorum if you give us your proxy by Internet, by telephone, or by signing and returning a proxy form.
Attending the Annual Meeting
Attendance at our Annual Meeting is limited to shareholders of record and beneficial owners of Jackson shares, as of the record date. If you attend the Annual Meeting, you will be asked to present valid, government-issued photo identification, such as a driver’s license.
•
If you are a shareholder of record, the top half of your proxy card or your Notice of Internet Availability is your admission ticket.

•
If you hold your shares in street name (i.e., the beneficial owner of shares), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from your bank or broker are examples of proof of ownership. If you want to vote your shares held in street name in person, you must get a legal proxy in your name from the broker, bank or other nominee that holds your shares, and submit it with your vote.

Each shareholder may appoint only one proxy holder or representative to attend the Annual Meeting on his or her behalf.
2024 PROXY STATEMENT	81

Questions and Answers
Where can I find the voting results?
We will report the voting results on a Current Report on Form 8-K within 4 business days following the end of our Annual Meeting.
How can I submit a Shareholder Proposal?
Under Rule 14a-8 under the Exchange Act, a shareholder who intends to present a proposal at our 2025 annual meeting of shareholders and who wishes the proposal to be included in our proxy materials for that meeting must submit the proposal in writing to our Corporate Secretary at the address on the notice of annual meeting of shareholders accompanying this proxy statement. These proposals must be received no later than December 10, 2024. The proposal and its proponent must satisfy all applicable requirements of Rule 14a-8.
With respect to shareholder nominees for director election at our 2025 annual meeting and shareholder proposals for consideration at our 2025 annual meeting that are not submitted for inclusion in our proxy materials under Rule 14a-8, written notice of nominations and proposals must be provided by the shareholder proponent to Jackson in accordance with our Amended and Restated By-Laws. The proponent’s notice must be delivered in writing to our Secretary no earlier than January 23, 2025, and no later than February 22, 2025, and must comply with all applicable provisions of our Amended and Restated By-Laws.
A copy of our Amended and Restated By-Laws is available under Governance in the investor relations section of our website at investors.jackson.com/governance or may be obtained free of charge on written request to the Corporate Secretary at the address on the Notice of 2024 Annual Meeting of Shareholders accompanying this proxy statement.
Information not Incorporated into this Proxy Statement
The information on our website, jackson.com including investors.jackson.com, is not and shall not be deemed to be a part of this proxy statement by reference or otherwise incorporated into any other filings we make with the SEC, except to the extent we specifically incorporate it by reference.
82	2024 PROXY STATEMENT

APPENDIX A
APPENDIX A
Definitions and Non-GAAP Financial Measures
Certain of the target metrics used in our incentive programs are based upon financial measures that are not determined in accordance with U.S. GAAP. These target metrics may include additional limited adjustments, as described below, to maintain the pay-for-performance link and preserve the original economic intent of the incentives as reasonably determined by the Compensation Committee. Although these non-GAAP financial measures should not be considered substitutes for U.S. GAAP measures, our management and Board consider them important performance indicators and have employed them as well as other factors in determining senior management and associate incentive compensation.
We discussed under “Non-GAAP Financial Measures” in Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K for the year ended December 31, 2023 (“2023 10-K MD&A”), the non-GAAP financial measures listed below that we use in evaluating performance under our incentive programs described in this proxy statement. Management believes that the use of these non-GAAP financial measures, together with relevant U.S. GAAP financial measures, provides a better understanding of our results of operations, financial condition and the underlying performance drivers of our business. The definitions for these non-GAAP financial measures and how they may be calculated from the most directly comparable U.S. GAAP financial measures, can be found in our 2023 10-K MD&A.
•
Adjusted Book Value Attributable to Common Shareholders

•
Adjusted Operating Earnings

•
Adjusted Operating Return on Equity (“ROE”) Attributable to Common Shareholders

•
Pretax Adjusted Operating Earnings

This proxy statement also references other financial measures that our management and Board consider important performance indicators and have employed, along with other factors, in determining senior management and associate incentive compensation. The following discussion explains how financial measures are calculated and how they are, or may be, adjusted.
2023 Short-Term Incentive Performance Metrics
Pretax Adjusted Operating Earnings begins with the amount calculated as described in our 2023 10-K MD&A. The Committee is empowered to make additional adjustments in order to enable the evaluation of actual performance on a basis relatively consistent with the assumptions underlying the projected performance used to set the original target. Those additional adjustments may exclude the following:
a.
the net impact of equity market total returns over the period outside a corridor of 7% above or below the equity market total return assumption under our business plan;

b.
the impact on spread earnings resulting from movement in the 10-year Treasury rate, relative to the beginning of year rate, of more than 2%; and

c.
the impact on net investment income resulting from increases (or decreases) in general account assets resulting from net freestanding derivatives gains (or losses) in excess of $2 billion.

Other examples include the impact of significant events not contemplated in setting the original target, including new business investment, business continuity disruptions, restructuring initiatives, mergers and acquisitions, guarantee fund assessments in the event of insurance company liquidations, material litigation and regulatory matters, and legislative, regulatory, or accounting changes.
Pretax Adjusted Operating Income, adjusted as described above, is measured relative to the plan projection of Pretax Adjusted Operating Income for the year (with interest rates as implied by the forward rate curve as of the beginning of the year). For the actual short-term incentives for 2023 metric, the Pretax Adjusted Operating Income measure described in our 2023 10-K MD&A was further adjusted as follows:
2024 PROXY STATEMENT	A-1

APPENDIX A
PRETAX ADJUSTED OPERATING EARNINGS	YEARS ENDED DECEMBER 31,
2023
(in millions)
Pretax adjusted operating earnings(1)	$1,165
Net impact of equity market total returns in 2023 outside of a pre-defined corridor	13
Net impact of the Company’s annual actuarial assumption review	60
Pretax adjusted operating earnings, adjusted as described above	$1,238

(1)
See the “Non-GAAP Financial Measures” in Management’s Discussion and Analysis of Financial Condition and Results of Operations in our Annual Report on Form 10-K for the year ended December 31, 2023 for information regarding our non-GAAP financial measures and reconciliations to the most comparable U.S. GAAP measures.

Controllable Costs represents general and administrative expenses as reported in Item 8. Financials Statements and Supplementary Data — Note 22 — “Operating Costs and Other Expenses” in our Annual Report on Form 10-K for the year ended December 31, 2023, adjusted to exclude the following items which may vary significantly during a period based on factors outside of management control or overall incentive funding levels:
a.
Costs related to nonqualified deferred compensation plans, which vary based on performance of underlying notional investments selected by participants;

b.
Costs of PPM related to investment management fees paid by third parties, which vary based on the value of assets under management; and

c.
Compensation expense related to annual bonuses and long-term incentive awards, the inclusion of which could cause misalignment between overall Company performance and funding outcomes for this metric.

Other examples include adjustments for unplanned costs relating to significant events including new business investment, business continuity disruptions, restructuring initiatives, mergers and acquisitions, guarantee fund assessment in the event of insurance company liquidations, material litigation and regulatory matters, and legislative, regulatory, or accounting changes.
Controllable Costs is general and administrative expenses, adjusted as described above, measured relative to the plan projection of Controllable Costs for the year, as shown in the table below:
CONTROLLABLE COSTS	YEARS ENDED DECEMBER 31,
2023
(in millions)
General and administrative expenses per 10-K	$1,007
Costs related to nonqualified deferred compensation plans	(58)
Costs of PPM related to investment management fees paid by third parties	(59)
Compensation expense related to annual bonuses and long-term incentive award	(188)
Other	12
Total Controllable costs	$714
Risk-Based Capital requirements are insurance company statutory capital requirements based on rules published by the National Association of Insurance Commissioners (NAIC). The NAIC has developed certain risk-based capital (“RBC”) requirements for life insurance companies. Under the NAIC requirements, compliance is determined by a ratio of a company’s TAC, calculated in a manner prescribed by the NAIC to its authorized control level RBC, calculated in a manner prescribed by the NAIC.
RBC measures the Company’s balance sheet health by achieving operating company RBC levels within our targeted range, appropriately managed within our risk framework.
A-2	2024 PROXY STATEMENT

APPENDIX A
2023 Long-Term Incentive Performance Metrics
Generation of Net Cash Flow Available to JFI is a financial measure that the Company uses to facilitate an understanding of its ability to generate cash for reinvestment into its business or use in non-mandatory capital actions, such as dividends. We define net cash flow as the sum of cash flows, to or available to, Jackson Financial Inc. from its operating subsidiaries in the form of (i) dividends, (ii) return of capital distributions, (iii) interest payments on intercompany surplus notes, (iv) payments related to expense or tax sharing arrangements, (v) other similar payments, and (vi) unremitted cash in excess of the upper end of the stated target RBC range, less capital contributions to the operating subsidiaries. This measure considers cash flows related to performance in calendar year periods that may take place in the following calendar year (i.e., dividends from operating companies pertain to excess capital development over a calendar year period but are likely to be remitted in the first quarter of the following year to allow for the regulatory approval process). Net Cash Flow Available to JFI is distinct from any JFI capital actions, such as common stock dividends and repurchases, debt reduction payments and mergers and acquisitions.
As provided under the long-term incentive (“LTI”) program, Net Cash Flow Available to JFI may, at the Committee’s discretion, be adjusted to include, or not be limited to, situations such as the following:
a.
For material movements in interest rates or equity levels during the three-year period, the plan sensitivities for impacts on net cash flow available to JFI can be used to adjust the planned level for the period. For example, in the event of a down 20% equity movement during the period, the down 20% sensitivity could be applied and the change in net cash flow available to JFI could be adjusted accordingly.

b.
For significant movements arising from the interaction of path dependent rate or equity movements and the risk framework in place during the period, the Committee may assess the performance of the hedging program to adjust the final outcome.

Other examples could include events not contemplated in setting the original target, such as new business investment, business continuity disruptions, restructuring initiatives, mergers and acquisitions, guarantee fund assessments in the event of insurance company liquidations, material litigation and regulatory matters, and legislative, regulatory, or accounting changes.
Net Cash Flow Available to JFI, adjusted as described above, is measured relative to the plan projections of Net Cash Flow Available to JFI for the period.
Adjusted Operating ROE Attributable to Common Shareholders begins with the amount calculated as described in our 2023 10-K MD&A. The Committee is empowered to adjust that amount further to include, or not be limited to, situations such as the following:
a.
The actual Adjusted Operating Earnings for each of the three years that is used in the calculation of Adjusted Operating ROE Attributable to Common Shareholders may be adjusted to exclude:

i.
the net impact of equity market total returns over the period outside a corridor of 7% above or below the equity market total return assumption under our business plan;

ii.
the impact on spread earnings resulting from movement in the 10-year Treasury rate, relative to the beginning of year rate, of more than 2%; and

iii.
the impact on net investment income resulting from increases (or decreases) in general account assets resulting from net freestanding derivatives gains (or losses) in excess of $2 billion.

b.
For significant movements arising from the interaction of path dependent rate or equity movements and the risk framework in place during the period, the Compensation Committee may assess the performance of the hedging program and adjust the average Adjusted Book Value Attributable to Common Shareholders outcome used in the calculation.

Other examples could include events not contemplated in setting the original target, such as new business investment, business continuity disruptions, restructuring initiatives, mergers and acquisitions, guarantee fund assessments in the event of insurance company liquidations, material litigation and regulatory matters, and legislative, regulatory, or accounting changes.
2024 PROXY STATEMENT	A-3

APPENDIX A
Adjusted Operating ROE Attributable to Common Shareholders is measured relative to the plan projections of Adjusted Operating ROE Attributable to Common Shareholders for the period (with interest rates as implied by the forward rate curve as of the beginning of the period). For the period covered for the actual 2023 long-term incentive metric, there were no further adjustments made to the Adjusted Operating ROE Attributable to Common Shareholders, as described in our 2023 10-K MD&A.
A-4	2024 PROXY STATEMENT

APPENDIX B
APPENDIX B
~~THIRD~~FOURTH1 AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
JACKSON FINANCIAL INC.
Jackson Financial Inc., a corporation organized and existing under and by virtue of the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
1.
The name of the Corporation is Jackson Financial Inc.

2.
The Corporation was incorporated under the name Brooke (Holdco1) Inc. by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on March 28, 2006.

3.
This ~~Third~~Fourth Amended and Restated Certificate of Incorporation of the Corporation, which both restates and further amends the provisions of the Corporation’s Certificate of Incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware. The ~~Second~~Third Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated to read in full as follows:

FIRST: The name of the corporation (herein called the “Corporation”) is Jackson Financial Inc.
SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle 19801. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.
THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).
FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is 1,100,000,000, consisting of: (x) 1,000,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”), and (y) 100,000,000 shares of Preferred Stock, par value $1.00 per share (the “Preferred Stock”), issuable in one or more series as hereinafter provided in paragraph 4 of this Article Fourth.
The description of the Common Stock of the Corporation, and the relative rights, preferences and limitations thereof, or the method of fixing and establishing the same, are as hereinafter set forth in this Article Fourth.
1.
Voting Rights. Except as otherwise expressly provided herein or required by applicable law on any matter that is submitted to a vote of the stockholders of the Corporation, each holder of shares of Common Stock shall be entitled to one vote for each such share. Except as otherwise expressly provided herein or in a Preferred Stock Certificate of Designation (as defined herein), the number of authorized shares of Common Stock or Preferred Stock or any class or series thereof may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL or any corresponding provision hereinafter enacted, and no vote of the holders of shares of Common Stock or shares of Preferred Stock voting separately as a class shall be required therefor. Except as may be required by the DGCL or as provided herein or in a Preferred Stock Certificate of Designation, the holders of shares of Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and the holders of shares of Preferred Stock shall not be entitled to vote on any matter or receive notice of any meeting of stockholders

2.
Dividends. Dividends shall be payable to the holders of Common Stock only as and when declared by the board of directors of the Corporation out of assets of the Corporation legally available therefor.

1
If Proposal 4 is approved and adopted by shareholders, the Company intends to file in Delaware a Fourth Amended and Restated Certificate of Incorporation that incorporates (i) the amendments reflected above and (ii) the Certificate of Designations of Fixed-Rate Reset Noncumulative Perpetual Preferred Stock, Series A of the Company, as filed by the Company with the U.S. Securities and Exchange Commission on Form 8-K on March 13, 2023, and any other Certificate of Designations or Certificate of Increase relating to any series of Preferred Stock that becomes effective prior to the filing of such Fourth Amended and Restated Certificate of Incorporation.

2024 PROXY STATEMENT	B-1

APPENDIX B
3.
Liquidation and Dissolution. In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and liabilities of the Corporation, the holders of shares of Common Stock shall share equally, on a share for share basis, in the assets of the Corporation remaining for distribution to the holders of Common Stock. Neither the consolidation or merger of the Corporation with or into any other person or persons nor the sale, transfer or lease of all or substantially all of the assets of the Corporation shall itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 3.

4.
Provisions Relating to the Preferred Stock.

a.
The Preferred Stock may be issued at any time and from time to time in one or more series. The board of directors is hereby expressly authorized to provide, out of unissued shares of Preferred Stock that have not been designated as to series, for the issuance of shares of Preferred Stock in one or more series and, by resolution adopted in accordance with law and by filing a certificate of designation pursuant to the applicable provisions of the DGCL (hereinafter referred to as a “Preferred Stock Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers (including voting powers, full or limited, if any), preferences and the relative participating, optional or other special rights thereof, and the qualifications, limitations and restrictions thereof, of shares of each such series, including, without limitation, dividend rights, dividend rates, conversion rights, voting rights, terms of redemption and liquidation preferences. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock and the qualifications, limitations and restrictions thereof, if any, may be different from those of any and all other series at any time outstanding. Any shares of any series of Preferred Stock purchased, exchanged, converted or otherwise acquired by the Corporation, in any manner whatsoever, shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, without designation as to series, and may be reissued as part of any series of Preferred Stock created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth in this ~~Third~~Fourth Amended and Restated Certificate of Incorporation or in such resolution or resolutions.

b.
The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this ~~Third~~Fourth Amended and Restated Certificate of Incorporation or to a Preferred Stock Certificate of Designation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other series of Preferred Stock, to vote thereon pursuant to this ~~Third~~Fourth Amended and Restated Certificate of Incorporation or a Preferred Stock Certificate of Designation or pursuant to the DGCL as currently in effect or as the same may hereafter be amended.

FIFTH: The business and affairs of the Corporation shall be managed by or under the direction of the board of directors.
SIXTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the board of directors is expressly authorized to make, amend and repeal the by-laws of the Corporation, without the assent or vote of stockholders of the Corporation. In addition to any other vote otherwise required by law, the stockholders of the Corporation may make, amend and repeal the by-laws of the Corporation by the affirmative vote of the holders of a majority of the total combined voting power of the outstanding shares of Common Stock entitled to vote at any annual or special meeting of stockholders.
SEVENTH: ~~A~~No director or officer of the Corporation shall ~~not~~ be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director or officer, except for liability (i) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) of a director under Section 174 of the DGCL ~~or~~; (iv) for any transaction from which the director or officer derived an improper personal benefit; or (v) of an officer in any action by or in the right of the Corporation. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification. Solely for purposes of this Article SEVENTH, “officer” shall have the meaning provided in Section 102(b)(7) of the DGCL as amended from time to time.
B-2	2024 PROXY STATEMENT

APPENDIX B
EIGHTH: Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders and may not be taken by written consent of the stockholders. Notwithstanding the foregoing, holders of one or more classes or series of Preferred Stock may, to the extent permitted by and pursuant to the terms of such class or series of Preferred Stock adopted by resolution or resolutions of the board of directors, act by written consent.
NINTH: Except as otherwise required by law and subject to any rights granted to holders of shares of any class or series of Preferred Stock then outstanding, special meetings of the stockholders of the Corporation for any purpose or purposes may be called only by the Chair of the board of directors, pursuant to a resolution of the board of directors adopted by at least a majority of the directors then in office or by the Secretary of the Corporation upon written request of one or more record holders representing ownership of 25% or more of the total combined voting power of the outstanding shares of Common Stock entitled to vote on the business to be brought before the proposed special meeting.
TENTH: The Corporation reserves the right to amend and repeal any provision contained in this ~~Third~~Fourth Amended and Restated Certificate of Incorporation in the manner from time to time prescribed by the laws of the State of Delaware, and all rights herein are granted subject to this reservation; provided that any amendment or repeal of Article Seventh shall not adversely affect any right or protection of a director existing under this ~~Third~~Fourth Amended and Restated Certificate of Incorporation at the time of such amendment or repeal and shall not increase the liability of a director thereunder in respect of any act or omission occurring prior to the time of such amendment or repeal.
ELEVENTH: Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (the “Court of Chancery”) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee, agent or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action or proceeding asserting a claim arising out of or pursuant to, or seeking to enforce any right, obligation or remedy under, any provision of the DGCL, or as to which the DGCL confers jurisdiction on the Court of Chancery (including, without limitation, any action asserting a claim arising out of or pursuant to this ~~Third~~Fourth Amended and Restated Certificate of Incorporation or the by-laws of the Corporation), or (d) any action or proceeding asserting a claim governed by the internal affairs doctrine. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. Any person or entity holding, owning, purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article Eleventh.
*            *            *
IN WITNESS WHEREOF, the undersigned has executed this ~~Third~~Fourth Amended and Restated Certificate of Incorporation this ~~9th~~ [•] day of ~~June 2022~~[•] 2024.
JACKSON FINANCIAL INC.
By:
~~/s/ Carrie L.Chelko~~

Name: ~~Carrie L. Chelko~~
Title: ~~Executive Vice President, General Counsel & Secretary]~~
2024 PROXY STATEMENT	B-3

JACKSON®

Jackson Financial Inc.
1 Corporate Way
Lansing, Michigan 48951

www.jackson.com

JACKSON

JACKSON FINANCIAL INC.
1 CORPORATE WAY
LANSING, MI 48951
UNITED STATES

SCAN TO
VIEW MATERIALS & VOTE

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JACKSON FINANCIAL INC.

The Board of Directors recommends you vote FOR each of the 9 nominees:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Lily Fu Claffee	☐	☐	☐
1b. Gregory T. Durant	☐	☐	☐
1c. Steven A. Kandarian	☐	☐	☐
1d. Derek G. Kirkland	☐	☐	☐
1e. Drew E. Lawton	☐	☐	☐
1f. Martin J. Lippert	☐	☐	☐
1g. Russell G. Noles	☐	☐	☐
1h. Laura L. Prieskorn	☐	☐	☐
1i. Esta E. Stecher	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2:	For	Against	Abstain
2. Ratification of the Appointment of KPMG LLP as Jackson Financial Inc.'s independent auditor for 2024	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 3:	For	Against	Abstain
3. Non-binding, Advisory Vote to approve executive compensation	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 4:	For	Against	Abstain
4. Adopt the Fourth Amended and Restated Certificate of Incorporation to update the exculpation provision and make ministerial changes to the Certificate	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

sideImportant Notice Regarding the Availability of Proxy Materials for the Annual Meeting:Jackson Financial Inc.Annual Meeting of ShareholdersMay 23, 2024 10:00 A.M. Eastern Daylight TimeThis proxy is solicited by the Board of DirectorsThe undersigned shareholder(s), revoking all prior proxies given with respect to the Annual Meeting described herein, hereby appoint(s) Laura L. Prieskorn and Andrea Goodrich, and each of them, as proxies, each with the full power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Jackson Financial Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 A.M. Eastern Daylight Time on May 23, 2024, at 1 Corporate Way, Lansing, Michigan, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.The undersigned hereby authorizes and instructs each of said proxies to vote in accordance with their best judgment in connection with such other business (including, in the event that any director nominee named in the proxy card is unwilling or unable to serve, the election of any substitute therefor designated by either of said proxies) as may properly come before the Annual Meeting.P06595Continued and to be signed on reverse sideImportant